PACIFIC SELECT EXEC	PROSPECTUS MAY 1, 2010

Pacific Select Exec is a flexible premium variable life insurance policy issued by Pacific Life Insurance Company.

•	Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.
•	Variable means the Policy’s value depends on the performance of the Investment Options you choose.
•	Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

This prospectus provides information that you should know before buying a Policy. It’s accompanied by the current prospectuses for the Funds that provide the underlying portfolios for the Variable Investment Options offered under the Policy. The Variable Investment Options are funded by the Pacific Select Exec Separate Account of Pacific Life. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of all of the Investment Options available under your Policy:

VARIABLE INVESTMENT OPTIONS
Pacific Select Fund

International Value Long/Short Large-Cap International Small-Cap Mid-Cap Value Equity Index Small-Cap Index Small-Cap Equity Equity American Funds® Asset Allocation American Funds® Growth-Income	American Funds® Growth Large-Cap Value Technology Floating Rate Loan Small-Cap Growth Short Duration Bond Comstock Growth LT Focused 30 Health Sciences	Mid-Cap Equity International Large-Cap Mid-Cap Growth Real Estate Small-Cap Value Multi-Strategy Main Street® Core Emerging Markets Cash Management (formerly Money Market)	High Yield Bond
Managed Bond
Inflation Managed
Pacific Dynamix – Conservative Growth
Pacific Dynamix – Moderate Growth
Pacific Dynamix – Growth
Dividend Growth
(formerly Diversified Research)
Large-Cap Growth
Diversified Bond

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III
BlackRock Global Allocation V.I. Fund Class III

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Freedom Income Service Class 2
Fidelity VIP Freedom 2010 Service Class 2
Fidelity VIP Freedom 2015 Service Class 2
Fidelity VIP Freedom 2020 Service Class 2
Fidelity VIP Freedom 2025 Service Class 2
Fidelity VIP Freedom 2030 Service Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2

Franklin Templeton Variable Insurance Products Trust
Templeton Global Bond Securities Fund Class 2

GE Investments Funds, Inc.
GE Investments Total Return Fund Class 3

Janus Aspen Series
Overseas Portfolio Service Class
Enterprise Portfolio Service Class

Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity Portfolio

Legg Mason Partners Variable Equity Trust
Legg Mason ClearBridge Variable Aggressive Growth Portfolio – Class II
Legg Mason ClearBridge Variable Mid Cap Core Portfolio – Class II

Lord Abbett Series Fund, Inc.
Lord Abbett Fundamental Equity Portfolio Class VC

MFS® Variable Insurance Trust
MFS® New Discovery Series Service Class
MFS® Utilities Series Service Class

Royce Capital Fund
Royce Micro-Cap Service Class Portfolio

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II
T. Rowe Price Equity Income Portfolio – II

Van Eck VIP Trust
Van Eck VIP Global Hard Assets Fund
(formerly Van Eck Worldwide Hard Assets Fund)

FIXED OPTION
Fixed Account

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Policy.

The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Policy is no longer offered for sale effective January 1, 2009.

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT EXEC

This overview tells you some key things you should know about your Policy. It’s designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your registered representative for additional information about your Policy.

The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement.
Benefits of your policy
 Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments
•	change the Death Benefit Option
•	increase or decrease the Policy’s Face Amount
•	change the Beneficiary
•	change your investment selections.

 Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit is the minimum Death Benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of two Death Benefit Options:

•	Option A – your Death Benefit will be the Face Amount of your Policy.

•	Option B – your Death Benefit will be the Face Amount of your Policy plus its Accumulated Value.

 Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the timing and amount of premium payments you’ve made, Policy charges, and how much you’ve borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

•	Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

•	Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

•	Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while the Insured is alive.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.

 Investment Options

You can choose to allocate your net premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers a Fixed Option, which provides a guaranteed minimum rate of interest.

You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.

 Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You’ll also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.

Risks of your policy
 Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

 Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.

 Lapse

Your Policy stays In Force as long as you have sufficient Accumulated Value to cover your monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.

 Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in Your Investment Options. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

 Withdrawals and Loans

Making a withdrawal or taking out a loan may:

•	change your Policy’s tax status
•	reduce your Policy’s Face Amount
•	reduce your Policy’s Death Benefit
•	reduce the Death Benefit Proceeds paid to your Beneficiary
•	make your Policy more susceptible to lapsing.

Be sure to plan carefully before using these Policy benefits.

Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

 General Account

Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees is backed by our financial strength and claims paying ability. We may be unable to meet our obligations with regard to the General Account interest guarantee.

 Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy is a Modified Endowment Contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable Life Insurance and Your Taxes.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees
This table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum sales load imposed on premiums	Upon receipt of premium	4.0% of premium[1]

Premium based tax charges[2]	Upon receipt of premium	State and local charge: 2.35% of premium

Maximum surrender charge	Upon full surrender of Policy during first 10 Policy Years	The sum of the underwriting surrender charge and sales surrender charge

Underwriting surrender charge[3]		$2.50–$6.50 per $1,000 of initial Face Amount

Sales surrender charge[4]		The smaller of the following amounts: • 26% of premiums you’ve made, or • 26% of the sales surrender target

		Maximum sales surrender target is $144.60 per $1,000 of initial Face Amount

Charge during Policy Year 1 for a male non-smoker who is age 45 at policy issue		$4.50 per $1,000 of initial Face Amount plus the lesser of 26% of premium paid or $5.17 per $1,000 of initial Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$0

Transfer fees	Upon transfer of Accumulated Value between Investment Options	Maximum $25 per transfer[5]

OPTIONAL BENEFITS

Accelerated Living Benefits Rider[6]	At exercise of benefit	$150

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[7]

Substitution of Insured	Upon request for substitution of Insured	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy	Upon request of duplicate Policy[8]	$50

Illustration request	Upon request of Policy Illustration in excess of 1 per year	$25

Face Amount increase	Upon effective date of requested Face Amount increase	$100

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100[9]

Adding or increasing an optional Rider	Upon approval of specific request	$100

[1]	Starting in Policy Year 11 and continuing thereafter, the charge is reduced to 2.0% of premium.

[2]	We do not expect to change the state and local charge unless the rates we pay change or a change in law requires us to do so.

[3]	The underwriting surrender charge is based on the Insured’s Age at Policy issue. The underwriting surrender charge for your Policy is shown in your Policy Specifications. The underwriting surrender charge does not change for the first five Policy Years, then the charge decreases by 1.666% per month until it reaches $0 in the 120th Policy month. The underwriting surrender charge shown may not be typical of the underwriting surrender charge you will pay.

[4]	The sales surrender charge is based on the Insured’s Age at Policy issue. The maximum sales surrender charge is the lesser of 1) 26% of premiums you’ve paid or 2) 26% of the sales surrender target. The sales surrender target is an estimated annual premium based on the Insured’s Age at Policy issue and your Policy’s initial Face Amount. The sales surrender charge does not change for the first five Policy Years, then the charge decreases by 1.666% per month until it reaches $0 at the end of the 120th Policy month. The sales surrender charge shown may not be typical of the sales surrender charge you will pay. Ask your registered representative for information on this charge for your Policy. The sales surrender charge for your Policy will be stated in the Policy Specifications.

FEE TABLES

[5]	There is no charge currently imposed upon a transfer.

[6]	The Rider is briefly described under The Death Benefit: Optional Riders and more information appears in the SAI.

[7]	We do not currently charge for administrative or underwriting service fees.

[8]	Certificate of Coverage is available without charge.

[9]	We charge a maximum of $50 for a request for Risk Class change on Policies issued on or before April 30, 2004.

Periodic charges other than Fund operating expenses
This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1] Minimum and maximum	Monthly Payment Date	$0.06–$83.34 per $1,000 of Net Amount At Risk	$0.03–$15.08 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.38 per $1,000 of Net Amount At Risk	$0.17 per $1,000 of Net Amount At Risk

Administrative charge	Monthly Payment Date	$25.00[2]	Same[3]

Mortality and expense risk charge	Monthly Payment Date	0.75% annually (0.0625% monthly) of Policy’s Accumulated Value in Investment Options[4]	Same

Loan interest charge	Policy Anniversary	4.75% of Policy’s Loan Account balance annually[5]	Same

OPTIONAL BENEFITS, Minimum and Maximum[6]

Accidental Death Rider	Monthly Payment Date	$0.05–$0.18 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.10 per $1,000 of Coverage Segment	Same

Added Protection Benefit Rider	Monthly Payment Date	$0.06–$83.34 per $1,000 of Net Amount At Risk	$0.02–$15.10 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.38 per $1,000 of Net Amount At Risk	$0.09 per $1,000 of Net Amount At Risk

Annual Renewable and Convertible Term Rider	Monthly Payment Date	$0.06–$83.34 per $1,000 of Rider Face Amount	$0.02–$15.10 per $1,000 of Rider Face Amount

Charge during Policy Year 1 for a female non-smoker who is Age 45 at Policy issue		$0.30 per $1,000 of Rider Face Amount	$0.05 per $1,000 of Rider Face Amount

Children’s Term Rider	Monthly Payment Date	$1.05 per $1,000 of Coverage Segment	Same

Disability Benefit Rider	Monthly Payment Date	$0.40–$1.00 per $10 of Monthly Benefit	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.45 per $10 of monthly benefit	Same

Guaranteed Insurability Rider	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 35 at Policy issue[7]		$0.28 per $1,000 of Coverage Segment	Same

Waiver of Charges Rider	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk[8]	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of Net Amount At Risk[8]	Same

[1]	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you increase the Face Amount of your Policy, you may request personalized Illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Net Amount At Risk.

[2]	The administrative charge is $25.00 only during the first Policy Year. Starting in the 13th Policy Month and continuing thereafter, the administrative charge is $10.00.

FEE TABLES

[3]	The administrative charge is $25.00 only during the first Policy Year. Starting in the 13th Policy month and continuing thereafter, the administrative charge is $7.50 for Policies with initial Face Amounts of less than $100,000, or $5.00 for Policies with Face Amounts of $100,000 or more.

[4]	Starting in Policy Year 11 and thereafter, the mortality and expense risk charge is reduced to 0.25% annually (0.0209% monthly) of your Policy’s Accumulated Value in the Investment Options.

[5]	Starting in Policy Year 11 and continuing thereafter, the charge reduces to 4.25% annually. Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a Policy Year is due on your Policy Anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your Accumulated Value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

[6]	Riders are briefly described under The Death Benefit: Optional Riders and more information appears in the SAI. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

[7]	Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

[8]	In addition to any Annual Renewable and Convertible Term Rider Face Amount.

Total annual Fund operating expenses1

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2009, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum[1]

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	4.67%

	Minimum	Maximum[1]

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	1.56%

[1]	Pacific Life Fund Advisors, LLC, adviser to Pacific Select Fund, and other advisers to the Funds and/or other service providers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2011. There can be no assurance that expense waivers or reimbursement contracts will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

The American Funds Growth-Income Portfolio, the American Funds Growth Portfolio, the American Funds Asset Allocation Portfolio, the BlackRock Global Allocation V.I. Portfolio, the Fidelity Freedom Income Portfolio, the Fidelity Freedom 2010 Portfolio, the Fidelity Freedom 2015 Portfolio, the Fidelity Freedom 2020 Portfolio, the Fidelity Freedom 2025 Portfolio, the Fidelity Freedom 2030 Portfolio, the Pacific Dynamix-Conservative Growth Portfolio, the Pacific Dynamix-Moderate Growth Portfolio and the Pacific Dynamix-Growth Portfolio are a type of portfolio classified as “fund of funds”, which invest in shares of underlying mutual funds. Some funds of funds may have fees higher than other available investment options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

TERMS USED IN THIS PROSPECTUS

In this prospectus, you and your mean the policyholder or Owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a Pacific Select Exec variable life insurance policy, unless we state otherwise.

We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below.

If you have any questions, please ask your registered representative or call us at 1-800-800-7681.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and the Fixed Option, plus the amount in the Loan Account, on any Business Day.

Age – at issue, the Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation date in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Coverage Segment – is a layer of insurance coverage on the Insured with an associated Face Amount. Any increase in the Face Amount will result in a new Coverage Segment. Any decrease in Face Amount will reduce or eliminate Coverage Segments.

Death Benefit – the amount which is payable on the date of the Insured’s death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured’s death, adjusted as provided in the Policy.

Face Amount – the sum of Face Amounts of each Coverage Segment and is used in determining the Death Benefit. The Face Amount is the minimum Death Benefit while the Policy remains In Force. The Face Amount increases or decreases under certain circumstances.

Fixed Option – the Fixed Account, which is part of our General Account.

Fund – Pacific Select Fund, BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., Van Eck VIP Trust.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Guideline Minimum Death Benefit – the minimum Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate of return.

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Insured.

Investment Option – a Variable Investment Option or Fixed Option.

Insured – the person on whose life the Policy is issued.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Maturity Date – the Policy Anniversary on which the Insured is Age 95.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a

Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it’s the same day each month thereafter.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.004074, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it’s In Force. Two or more Owners are called Joint Owners.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries. The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month. The term “Issue Date” is substituted for Policy Date for Policies issued in Massachusetts.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We’ll send you updated Policy Specification pages if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost.

Risk Class – is based on the Insured’s gender, health, and tobacco use and is used to calculate certain Policy charges.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Tax Code – the Internal Revenue Code.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Investment Option – a Variable Account.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us.

PACIFIC SELECT EXEC BASICS

Pacific Select Exec is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.

A Pacific Select Exec life insurance Policy is a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Your Policy will be In Force until one of the following happens:

•	your Policy matures
•	the Insured dies
•	the grace period expires and your Policy lapses, or
•	you surrender your Policy.

If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners
You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you’ve given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your registered representative for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your financial advisor or a lawyer about designating ownership interests.

The Insured
This Policy insures the life of one person who is Age 80 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.

The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it’s appropriate.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we’re referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries
Here are some things you need to know about naming Beneficiaries:

•	You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

•	You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

•	You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you’re no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your registered representative for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Timing of Payments, Forms and Requests

Effective date
Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the appropriate mailing address. See Where To Go For More Information: How To Contact

Us on the back cover of this prospectus. Sending any application, premium payment, form, request or other correspondence to any other address may result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.

Proper form
We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your registered representative if you have questions about the proper form required for a request.

When we make payments and transfers
We’ll normally send the proceeds of withdrawals, loans, maturity benefits, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend
•	trading on the New York Stock Exchange is restricted
•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or
•	the SEC permits a delay for the protection of policy owners.

We may delay transfers and payments from the Fixed Account, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 4% on any withdrawals or surrender proceeds from the Fixed Account that we delay for 30 days or more.

We pay interest at an annual rate of at least 4% on Death Benefit Proceeds, calculated from the day the Insured dies to the day we pay the Death Benefit Proceeds.

Statements and Reports We’ll Send You

We send the following statements and reports to policy owners:

•	a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging and portfolio rebalancing services are reported on your quarterly Policy statement.

•	a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

•	financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We’ll also send you financial statements that we receive from the other Funds.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us in writing within 90 days from the date of the transaction confirmation on which the error occurred or if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to Pacific Life as undeliverable multiple times, we will discontinue mailing to your last known address. Pacific Life will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access documents online by visiting PacificLife.com, or receive copies of documents from Pacific Life upon request.

Prospectus and Fund Report Format Authorization
Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

We may accept telephone or electronic instructions if you completed the appropriate section on your application, or you may give us authorization later by completing a Telephone and Electronic Authorization Form. As long as we have your signed authorization on file, you may give us instructions regarding the following Policy transactions by telephone or electronically through our website:

•	change your premium allocations
•	make transfers between Investment Options
•	give us instructions regarding the dollar cost averaging or portfolio rebalancing services
•	request a Policy loan (by telephone only).

Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a Telephone and Electronic Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

•	If your Policy is jointly owned, all Joint Owners must sign the telephone and electronic authorization. We’ll take instructions from any Owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We’ll send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)

The chart to the right illustrates how cash normally flows through a Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

THE DEATH BENEFIT

We’ll pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

The Face Amount

Your Policy’s initial amount of insurance coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.

The minimum Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You’ll find your Policy’s Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

The Death Benefit

This Policy offers two Death Benefit Options, Options A and B. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

Here are some things you need to know about the Death Benefit:

•	You chose your Death Benefit Option on your Policy application.

•	If you did not choose a Death Benefit Option, we’ll assume you’ve chosen Death Benefit Option A.

•	The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Guideline Minimum Death Benefit.

•	The Death Benefit will never be lower than the Face Amount of your Policy. The Death Benefit Proceeds will always be reduced by any Policy Debt.

•	We’ll pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insured’s death.

Choosing Your Death Benefit Option

You can choose one of the following two Death Benefit Options for the Death Benefit on your application.

Option A – the Face Amount of your Policy.	Option B – the Face Amount of your Policy plus its Accumulated Value.

The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.

The examples are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

The Guideline Minimum Death Benefit

The Guideline Minimum Death Benefit is the minimum Death Benefit needed for your Policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.

We calculate the Guideline Minimum Death Benefit by multiplying your Policy’s Accumulated Value by a guideline premium Death Benefit percentage.

You’ll find a table of Death Benefit percentages in Appendix A of this prospectus and in your Policy. The Death Benefit percentage is based on the Guideline Premium Limit and the Age of the insured. It is 250% when the Insured is Age 40 or younger, and reduces as the Insured gets older.

The total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

•	the guideline single premium or

•	the sum of the guideline level annual premiums to date.

If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the Death Benefit Options

The tables below compare the Death Benefits provided by the Policy’s two Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below is based on the following:

•	the Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year
•	Face Amount is $100,000
•	Accumulated Value at the date of death is $25,000
•	total premium paid into the Policy is $30,000
•	the Guideline Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% x Accumulated Value)

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under the	Minimum	used for cost of
Option	calculated	Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$46,250	$74,594.25
Option B	Face Amount plus Accumulated Value	$125,000	$46,250	$99,492.82

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Guideline Minimum Death Benefit is now $138,750.

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under the	Minimum	used for cost of
Option	calculated	Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$138,750	$63,187.02
Option B	Face Amount plus Accumulated Value	$175,000	$138,750	$99,289.04

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds as of the end of the day the Insured dies. If the Insured dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.

Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you’ve added, minus any Policy Debt, minus any overdue Policy charges.

We’ll pay interest at an annual rate of at least 4% on the Death Benefit Proceeds, calculated from the day the Insured dies to the day we pay the Death Benefit Proceeds. In some states we may pay a higher rate of interest if required by law.

It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we’ll be required to pay them to the state.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force. Here’s how it works:

•	You can change the Death Benefit Option once in any Policy Year.

•	You must send us your Written Request.

•	You can change from any Death Benefit Option to Option A or Option B.

•	A change from Option A to Option B requires evidence of insurance satisfactory to us.

•	The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we’ll process it that day.

•	We charge you a fee of $100 to change from Option A to Option B. We deduct the fee on the day the change is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	There is no charge to change from Option B to Option A.

•	The total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death

Benefit Option if doing so means the Face Amount of your Policy will become less than $50,000. We may waive this minimum amount under certain circumstances.

•	Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you’ve told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in Variable Life Insurance and Your Taxes.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount as long as we approve it. If you change the Face Amount, we’ll send you a supplemental schedule of benefits and premiums. Here’s how it works:

•	You can change the Face Amount as long as the Insured is alive.

•	You can only change the Face Amount once in any Policy Year.

•	An increase in Face Amount may be made starting on the first Policy Anniversary.

•	A decrease in Face Amount may only be made after the fifth Policy Year, or after the fifth Policy Year following the last increase in Face Amount.

•	You must send us your Written Request while your Policy is In Force.

•	Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

•	The Insured will also need to agree to the change in Face Amount, if you are not the Insured.

•	Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you’ve chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

•	Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

If your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. Please turn to Withdrawals, Surrenders and Loans for information about making withdrawals.

•	We can refuse your request to make the Face Amount less than $50,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the Face Amount
Here are some additional things you should know about increasing the Face Amount under the Policy:

•	You must give us satisfactory evidence of insurability.

•	Each increase you make to the Face Amount must be at least the amount shown in the table below.

Age at time	Minimum
of increase	increase
0-19	$17,000
20-24	13,000
25-29	12,000
30-33	11,000
34-74	10,000
75	11,000
76	13,000
77	16,000
78	20,000
79	31,000
80	50,000

•	We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

Decreasing the Face Amount
Decreasing the total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

•	part of your premium payments to you, or

•	make distributions from the Accumulated Value, which may be taxable. For more information, please see Variable Life Insurance and Your Taxes.

Here are some additional things you should know about decreasing the Face Amount under the Policy:

•	We’ll apply any decrease in the Face Amount in the following order:

•	to the most recent increases you made to the Face Amount in the order you made them
•	to the initial Face Amount.

•	We do not charge you for a decrease in Face Amount.

•	We can refuse your request to decrease the total Face Amount if making the change means:

•	your Policy will no longer qualify as life insurance
•	the distributions we’ll be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value
•	your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.

Optional Riders

There are optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your registered representative for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered by Pacific Life.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your insurance professional to decide whether an optional benefit is appropriate for you.

We’ll add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

More detailed information appears in the SAI. To obtain a copy of the SAI, visit our website at www.Pacificlife.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

•	Accelerated Living Benefits Rider
Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

There may be tax consequences if you exercise your rights under the Accelerated Living Benefits Rider. Please see Variable Life Insurance and Your Taxes for more information.

•	Accidental Death Rider Provides additional insurance coverage in the event of the accidental death of the Insured.

•	Added Protection Benefit Rider Provides annual renewal term insurance on the Insured.

•	Annual Renewable and Convertible Term Rider Provides annual renewal term insurance on members of the Insured’s immediate family.

•	Children’s Term Rider Provides term insurance for the children of the Insured.

•	Disability Benefit Rider Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches Age 65.

•	Guaranteed Insurability Rider Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.

•	Waiver of Charges Rider Waives certain charges if the Insured becomes totally disabled before age 60.

Things to keep in mind
We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.

Under certain circumstances, combining a Policy with an Added Protection Benefit Rider may result in a Face Amount equal to the Face Amount of a single Policy. Combining a Policy with an Added Protection Benefit Rider may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. Adding a Rider may affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy’s Face Amount that is made up of Policy and Added Protection Benefit Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product or purchasing additional insurance benefits. Your registered representative can provide you with additional Illustrations showing the effects of different proportions of Policy and Rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See Variable Life Insurance and Your Taxes for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you’ve chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you’ve taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you chose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice — called a listbill — that reminds you of your payments for all of your Policies. You can choose to receive the listbill every month.

•	If you have any Policy Debt, we’ll treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we’ll treat it as a premium payment.

You do not have to make the premium payments you’ve scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to Your Policy’s Accumulated Value for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank
•	by cashier’s check, if it originates in a U.S. bank
•	by money order in a single denomination of more than $10,000, if it originates in a U.S. bank
•	by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner
•	wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•	cash
•	credit card or check drawn against a credit card account
•	traveler’s checks
•	cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank
•	money order in a single denomination of $10,000 or less
•	third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner
•	wires that originate from foreign bank accounts.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan
Once you’ve made your first premium payment, you can make monthly premium payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

•	You can choose any day between the 4th and 28th of the month.

•	If you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your Policy’s monthly anniversary. If your Policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

•	If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.

Deductions From Your Premiums

We deduct a premium load from each premium payment you make. The load is made up of two charges:

Sales load
We deduct a 4% sales load from each premium payment you make during the first 10 Policy Years and 2% after the 10th Policy Year. This charge helps pay for the cost of distributing our Policies.

Premium based charges
State and local charge
We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities.

Effective January 1, 2006, we reduced the total amount of premium based charges we deduct from each premium payment you make by 0.20%. Effective January 1, 2007, we instituted an additional 0.20% reduction, so that the total reduction in charges deducted from each premium payment you make is 0.40%. This reduction in charge is not guaranteed. We may, in our sole discretion, change the amount of or eliminate the reduction.

Limits on the Premium Payments You Can Make

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

•	If accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

•	If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit or would be equal to it once we applied your premium payment.

You’ll find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you’ve chosen on your application on the day we receive them. Please turn to Your Investment Options for more information about the Investment Options.

Portfolio optimization
The service. Portfolio optimization is an asset allocation service that is offered at no additional charge for use within your Policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your Policy, portfolio optimization can help with decisions about how you should allocate your Accumulated Value among available Investment Options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.

As part of the portfolio optimization service, several asset allocation models have been developed (portfolio optimization models or models), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial Net Premium (in the case of a new application) or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select.

Subsequent Net Premium will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Accumulated Value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your Net Premium or Accumulated Value outside the models with our Portfolio Optimization Plus feature, as described below, and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the Investment Options within your model will be rebalanced.

If you subscribe to portfolio optimization, Pacific Life Fund Advisors LLC (the Adviser), a subsidiary of Pacific Life, will serve as your investment adviser for the service solely for purposes of development of the portfolio optimization models and periodic updates of the models.

On a periodic basis (typically annually), the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, your Accumulated Value or Net Premium, as applicable, will be automatically reallocated in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to the Adviser, unless you instruct us otherwise. For more information on the role of the investment adviser for the portfolio optimization service, please see the brochure from the Adviser’s Form ADV, the SEC investment adviser registration form, which will be delivered to Policy Owners at the time you subscribe to the portfolio optimization service. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the portfolio optimization models, the Adviser currently relies on the recommendations of an independent third-party analytical firm. The Adviser may change the firm that it uses from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

The portfolio optimization models. Five asset allocation models are offered, each comprised of a carefully selected combination of Investment Options (from among the underlying portfolios of Pacific Select Fund). Development of the portfolio optimization models involves a multi-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available Investment Options (underlying portfolios) can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying portfolios and combining Investment Options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an Investment Option in a model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.

Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change. Investment Options may be added to a model (including Investment Options not currently available), Investment Options may be deleted from a model, and the target allocation percentages for the Investment Options may be changed.

When your portfolio optimization model is updated, your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with the changes to the model you have selected. This means the allocation of your Accumulated Value, and potentially the Investment Options in which you are invested, will automatically change and your Accumulated Value and any subsequent Net Premium will be automatically reallocated among the Investment Options in your updated model (independently of any automatic rebalancing you may have selected). If you participate in the Portfolio Optimization Plus feature, the Accumulated Value and Net Premium amounts allocated outside the portfolio optimization model will not be reallocated. The Adviser requires that you grant it discretionary investment authority to periodically reallocate your Accumulated Value and any subsequent Net Premium in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization.

When the Adviser updates the portfolio optimization models, a written notice of the updated models will be sent to participants at least 30 days in advance of the date the Adviser intends the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model that is offered at the time or withdraw from the portfolio optimization service.

Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Neither the Adviser nor its affiliates will make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by the Adviser, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. While the information may assist you, it is your decision, in consultation with your registered representative, to select a model or to change to a different model, and the Adviser and its affiliates bear no responsibility for this decision. You may change to a different available Model at any time, subject to transfer and market timing restrictions, with a proper written request or by telephone or electronic instructions provided a valid telephone/electronic authorization is on file with us.

You may change to a different model at any time by completing an Investment Policy Statement. Please contact us or your registered representative for a copy of this form. You may discontinue the portfolio optimization service for your Policy at any time with a proper Written Request or by telephone or electronic instructions provided we have your completed telephone and electronic authorization on file.

Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Accumulated Value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (the selected underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Accumulated Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance, as well as the correlation of risks and returns among different asset classes, may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.

Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.

The Adviser may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to the Adviser than another portfolio, and provide the Adviser with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, the Adviser may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, the Advisor has duties to the Pacific Select Fund and its shareholders, including those shareholders who do not subscribe to Portfolio Optimization, and at times there may be some conflicts between the interests of the different shareholders. The Adviser monitors performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All Pacific Select Fund portfolios, except those expected to be liquidated or merged, are analyzed by the independent third-party analytical firm. The third-party analytical firm determines the number of portfolios in a model, the percent that any portfolio represents in a model, and which portfolios may be selected. The Adviser will work together with the analytical firm to resolve any investment related matters derived from the analytical firm’s recommendations. The Adviser believes that its reliance on the recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for the Adviser to be influenced by these competing interests, but there can be no assurance of this.

The Advisor may, when it is not inconsistent with the interests of participants, consider certain business factors of its affiliates, Pacific Life Insurance Company and Pacific Life & Annuity Company (together the “Insurers”). For example, in certain of the Variable Products the Insurers offer optional guaranteed lifetime income benefits or death benefits under which the Insurers assume investment and other risks, and their exposure and required reserves may be affected by gains or losses incurred in the Variable Products. The Advisor’s investment decisions in allocating monies to the available Investment Options may be influenced by these factors. For example, in volatile markets, the Insurers may benefit from Models that are designed in a more conservative fashion, such as by increasing allocations to fixed-income securities, so as to help reduce potential losses. Alternatively, in flat markets, the Insurers may benefit from Models that are designed in a more aggressive fashion, such as by increasing allocations to equity securities of various categories, seeking to generate gains. While the investment process is intended to produce allocation decisions that are in the best interests of participants, participants should be aware that the Advisor’s investment decisions may be influenced by this and other potential conflicts of interests.

In addition to the Portfolio Optimization service, the Adviser provides asset allocation advisory services to various mutual funds. The asset allocation models may differ amongst these groups, e.g., one group of funds may not have the same target asset class allocations as the other group of funds or as the Portfolio Optimization service.

The Adviser and its affiliates are under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time. The Advisor may, in its discretion, cease offering one or more of the Models at any time, reduce or expand the number of available Models, or combine two or more Models into a single Model. The Advisor may, in its discretion, add funds in addition to or in lieu of Pacific Select Fund as a source of Investment Options for the Models. The Advisor may, in its discretion, manage the service through investment in single mutual fund portfolios, including, but not limited to, portfolios that use multiple strategies and/or invest in multiple asset classes, so that a Model would be effected through investment in a single portfolio, which could be a “fund-of-funds,” which may charge fees and bear expenses in addition to fees and expenses of the underlying funds. Once invested in single mutual fund portfolios, the Advisor may discontinue active management of the Models and allow asset allocation to be effected through the single portfolios.

Portfolio Optimization Plus. With our Portfolio Optimization Plus feature, you may choose to allocate a portion of your Accumulated Value and/or Net Premiums outside of the portfolio optimization model you selected. You may change these allocations at any time, and make transfers as described later in this prospectus under Your Investment Options: Transferring Among Investment Options and Market-timing Restrictions.

While you participate in Portfolio Optimization Plus, only the Net Premium or Accumulated Value allocated to a portfolio optimization model will be automatically reallocated if the model updates, or rebalanced if you elect to have the Accumulated Value in the model periodically rebalanced as described above. You may not use the dollar cost averaging service or portfolio rebalancing service while you participate in Portfolio Optimization Plus.

There is no charge for using this feature.

The models. Information concerning the portfolio optimization models is described below. You should review this information carefully before selecting or changing a model.

The current asset class exposure and portfolio optimization model allocations shown in the chart below may change over time, based on the periodic review of the models and reallocations which reflect updated recommendations.

Model A	Model B	Model C	Model D	Model E
Conservative	Moderate-Conservative	Moderate	Moderate-Aggressive	Aggressive

Investor Profile
You are looking for a relatively stable investment and do not tolerate short-term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Shorter Investment Time Horizon◄———►Longer Investment Time Horizon

Investor Objective
Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics
There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.
		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

Lower Risk◄———►Higher Risk

Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash Equivalents	7%	5%	2%	—	—

Fixed Income	73	57	42	25%	8%

Domestic Equity	15	29	41	54	66

International Equity	5	9	15	21	26

Portfolio Optimization Model Target Allocations
	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	—	1%	2%	2%

International Value	2%	2%	3	4	4

Long/Short Large-Cap	2	3	4	4	5

International Small-Cap	—	1	2	3	3

Equity Index	2	3	4	5	6

Small-Cap Index	—	—	—	—	2

Mid-Cap Value	—	2	3	3	4

Dividend Growth (formerly called Diversified Research)	—	2	2	3	3

American Funds® Growth-Income	—	—	3	4	4

American Funds® Growth	—	1	2	2	3

Large-Cap Value	5	6	7	7	8

Short Duration Bond	11	8	3	2	—

Floating Rate Loan	8	6	3	—	—

Growth LT	—	2	3	3	4

Mid-Cap Equity	3	2	3	5	6

International Large-Cap	3	4	4	6	8

Small-Cap Value	—	1	1	1	2

Main Street® Core	—	2	2	3	3

Emerging Markets	—	—	3	4	5

Managed Bond	21	17	14	8	4

Inflation Managed	18	14	11	8	—

High Yield Bond	5	4	3	—	—

Large-Cap Growth	2	3	3	3	4

Mid-Cap Growth	—	2	2	3	4

Comstock	2	3	5	6	6

Real Estate	—	—	—	2	3

Small-Cap Equity	—	—	1	5	5

Diversified Bond	16	12	8	4	2

	Less Volatile◄———►More Volatile

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the premium payments you’ve made, Policy charges and how much you’ve borrowed or withdrawn from the Policy.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Account, plus the amount in the Loan Account. Please see Withdrawals, Surrenders and Loans: Taking Out a Loan for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in Your Investment Options.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You’ll find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of four charges:

•	cost of insurance
•	administrative charge
•	mortality and expense risk charge
•	charges for optional Riders.

Cost of insurance
This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses and our federal taxes.

We deduct a cost of insurance charge based on the cost of insurance rate for your Policy’s initial Face Amount and for each increase you make to the Face Amount.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which is used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required. Unisex rates are used in the state of Montana. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.

Our current cost of insurance rates are based on the Age, Risk Class, smoking status and gender (unless unisex rates are required) of the Insured. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the discounted monthly charge is due.

First, we calculate the total Net Amount At Risk for your Policy in two steps:

•	Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.004074.

•	Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.

If your Accumulated Value exceeds the initial Face Amount divided by 1.004074, the excess will then be applied to any increase in Face Amount in the order of the increases.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose.

Administrative charge
We deduct a charge of $25.00 a month during the first Policy Year. After the first Policy Year, we deduct a charge of $7.50 a month for Policies with initial Face Amounts of less than $100,000 and $5.00 a month for initial Face Amounts of $100,000 or more. We guarantee that this charge will never exceed $25.00 during the first 12 Policy months and $10.00 per month thereafter.

Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are higher than we expected.

The mortality and expense risk charge helps compensate us for these risks. We guarantee this charge will not increase.

How we calculate the mortality and expense risk charge

•	During the first 10 Policy Years, we deduct a monthly charge of .0625% (.75% annually) of your Accumulated Value less any Policy Debt.

•	After the tenth Policy Year, we deduct a monthly charge of .0208333% (.25% annually) of your Accumulated Value less any Policy Debt.

For purposes of this charge, the Accumulated Value is based upon its value on the Monthly Payment Date after deduction of the cost of insurance charge and any charges for Riders.

An example

For a Policy with Accumulated Value of $30,000 after deducting cost of insurance and any Rider charges, and any Policy Debt, the M&E risk charge is:

•	$18.75 during the first 10 Policy Years ($30,000 × .0625%)

•	$6.25 in Policy Year 11 and thereafter ($30,000 × .020833%).

Charges for optional riders
If you add any Riders to your Policy, we add any charges for them to your monthly charge.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. Your Policy’s Accumulated Value is affected by the following:

•	loans or withdrawals you make from your Policy
•	not making planned premium payments
•	the performance of your Investment Options
•	charges under the Policy.

If there is not enough Accumulated Value to pay the monthly deduction, we will transfer any remaining portion of the Accumulated Value in all Variable Investment Options into the Cash Management Investment Option. There is no charge for this transfer, and it does not count towards the transfer limitations discussed in Your Investment Options: Transferring Among Investment Options. After the transfer we send you, and anyone you’ve assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. This amount is based on the sum of the monthly charges not deducted plus three times the monthly charges due when the insufficiency occurred, adjusted to add premium load. However, the minimum amount you must pay to keep your Policy In Force is equal to three times the monthly deduction that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charges.

We’ll give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.

If you do not make the minimum payment
If we do not receive your payment within the grace period, your Policy will lapse with no value. This means we’ll end your life insurance coverage.

If you make the minimum payment
If we receive your payment within the grace period, we’ll allocate your Net Premium to the Investment Options you’ve chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you’ll have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.

How to avoid future lapsing
To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the grace period
If the Insured dies during the grace period, we’ll pay Death Benefit Proceeds to your Beneficiary. We’ll reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy
If your Policy lapses, you have five years from the end of the grace period, but before the Maturity Date, to apply for a reinstatement. We’ll reinstate it if you send us the following:

•	a written application
•	evidence satisfactory to us that the Insured is still insurable
•	a premium payment sufficient to:

•	cover all unpaid monthly charges that were due in the grace period, and
•	keep your Policy In Force for three months after the day your Policy is reinstated.

We’ll reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We’ll allocate the Accumulated Value according to your most recent premium allocation instructions.

Reinstating a lapsed Policy with Policy Debt
If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

•	If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we’ll also reinstate the Policy Debt that was outstanding on the day your Policy lapsed.

•	If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we’ll deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated.

YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you’ve chosen. Amounts allocated to the Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You’ll find information about when we allocate Net Premiums to your Investment Options in How Premiums Work.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at 1-800-800-7681 or submit a request electronically. Or you can ask your registered representative to contact us. You’ll find more information regarding telephone and electronic instructions in Pacific Select Exec Basics.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the Pacific Select Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. and the Van Eck VIP Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose. See Allocating Your Premiums: Portfolio Optimization.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s Cash Management and High Yield Bond portfolios under that name.

BlackRock Advisors, LLC is the investment adviser of the BlackRock Variable Series Funds, Inc. and has retained various sub-advisors for the portfolios available under your Policy.

Fidelity Management & Research Company (“FMR”) is the manager of the Fidelity Variable Insurance Products Funds. They directly manage the portfolios of the Fidelity VIP Funds and have retained a sub-advisor for the portfolios of VIP Freedom Funds available under your Policy.

Franklin Advisers, Inc. is the investment adviser of the Franklin Templeton Variable Insurance Products Trust and manages the portfolio under your Policy directly.

GE Asset Management Inc. is the investment adviser of the GE Investments Funds, Inc. and manages the portfolio under your Policy directly.

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series. For the portfolios available under your Policy, they manage two of the portfolios directly, and have retained a sub-adviser for one portfolio.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc. and manages the portfolio available under your Policy directly.

Legg Mason Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and has retained a sub-advisor to manage the portfolios available under your Policy.

Lord, Abbett & Co. LLC is the investment adviser of the Lord Abbett Series Fund, Inc. and manages the portfolio under your Policy directly.

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust and manages the portfolios available under your Policy directly.

Royce & Associates, LLC is the investment adviser of the Royce Capital Fund and manages the portfolio under your Policy directly.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your Policy directly.

Van Eck Associates Corporation is the investment adviser of the Van Eck VIP Trust and manages the portfolio available under your Policy directly.

Pacific Life is not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

The following chart is a summary of the Fund portfolios. You’ll find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

PACIFIC SELECT FUND		THE PORTFOLIO’S
PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

International Value	Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S.	Invests primarily in a diversified portfolio of equity securities of relatively large non-U.S. companies that the manager believes to be undervalued.	AllianceBernstein L.P.
Long/Short Large-Cap	Seeks above-average total returns.	Invests at least 80% of its assets in securities of companies with large market capitalizations.	Analytic Investors, LLC & J.P. Morgan Investment Management, Inc.
International Small-Cap	Seeks long-term growth of capital.	Invests at least 80% of its assets in securities of companies with small market capitalizations.	Batterymarch Financial Management, Inc.
Mid-Cap Value	Seeks long-term growth of capital.	Invests at least 80% of its assets in equity securities of mid-capitalization companies.	BlackRock Capital Management, Inc.
Equity Index	Seeks to provide investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	Invests at least 80% of its assets in equity securities of companies included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives).	BlackRock Investment Management, LLC
Small-Cap Index	Seeks investment results that correspond to the total return of an index of small capitalization companies.	Invests at least 80% of its assets in securities of companies with small market capitalizations included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives).	BlackRock Investment Management, LLC
Small-Cap Equity	Seeks long-term growth of capital.	Invests at least 80% of its assets in securities of companies with small market capitalizations, including instruments with characteristics of small-capitalization equity securities (such as derivatives).	BlackRock Investment Management, LLC & Franklin Advisory Services, LLC
Equity	Seeks capital appreciation; current income is of secondary importance.	Invests at least 80% of its assets in equity securities.	Capital Guardian Trust Company
American Funds Asset Allocation	Seeks high total returns (including income and capital gains) consistent with preservation of capital over the long-term.	Invests all of its assets in Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series®, a registered open-end investment company (Master Asset Allocation Fund).	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)
American Funds Growth-Income	Seeks long-term growth of capital and income.	Invests all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund).	Capital Research and Management Company (adviser to the Master Growth-Income Fund)
American Funds Growth	Seeks long-term growth of capital.	Invests all of its assets in Class 1 shares of the Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund, together with the Master Growth-Income Fund and the Master Asset Allocation Fund, the Master Funds).	Capital Research and Management Company (adviser to the Master Growth Fund)
Large-Cap Value	Seeks long-term growth of capital; current income is of secondary importance.	Invests at least 80% of its assets in common stocks of large companies.	ClearBridge Advisors, LLC
Technology	Seeks long-term growth of capital.	Invests at least 80% of its assets in equity securities of technology companies that may benefit from technological improvements, advancements or developments.	Columbia Management
Floating Rate Loan	Seeks to provide high level of current income.	Invests at least 80% of its assets in floating rate loans.	Eaton Vance Management
Small-Cap Growth	Seeks capital appreciation; no consideration is given to income.	Invests at least 80% of its assets in small-capitalization equity securities.	Fred Alger Management, Inc.
Short Duration Bond	Seeks current income; capital appreciation is of secondary importance.	Invests at least 80% of its assets in fixed income securities (including derivatives on such securities).	Goldman Sachs Asset Management, L.P.
Comstock	Seeks long-term growth of capital.	Invests its assets in equity securities.	Invesco Advisers, Inc.
Invesco Ltd. has entered in to a definitive agreement to acquire certain portfolios of the retail asset management business of Morgan Stanley Investment Management Inc. (MSIM) (“the Transaction”). The Transaction includes a sale of the asset management business that sub-advises the Comstock Portfolio and is subject to certain approvals and other conditions prior to its expected closing in mid-2010. MSIM is the current subadviser to the Comstock Portfolio and upon closing of the Transaction, Invesco Advisers, Inc. will become the subadviser.
Growth LT	Seeks long-term growth of capital.	Invests in companies of any size, from small emerging growth to well-established companies with a focus on companies with large market capitalizations.	Janus Capital Management LLC

THE PORTFOLIO’S
PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

Focused 30	Seeks long term growth of capital.	Invests primarily in domestic and foreign equity securities (including common stock, preferred stock, warrants, and securities convertible into common or preferred stock) selected for their growth potential.	Janus Capital Management LLC
Health Sciences	Seeks long-term growth of capital.	Invests at least 80% of its assets in equity securities and derivatives of companies in the health sciences sector.	Jennison Associates LLC
Mid-Cap Equity	Seeks capital appreciation.	Invests at least 80% of its assets in equity securities of companies with medium market capitalizations.	Lazard Asset Management LLC
International Large-Cap	Seeks long-term growth of capital.	Invests at least 80% of its assets in securities of companies with large market capitalizations.	MFS Investment Management
Mid-Cap Growth	Seeks long-term growth of capital.	Invests at least 80% of its assets in securities of companies with medium market capitalizations.	Morgan Stanley Investment Management Inc.
Real Estate	Seeks current income and long-term capital appreciation.	Invests at least 80% of its assets in securities of companies operating in the real estate and related industries.	Morgan Stanley Investment Management Inc.
Small-Cap Value	Seeks long-term growth of capital.	Invests at least 80% of its assets in small-capitalization equity securities.	NFJ Investment Group LLC
Multi-Strategy	Seeks to provide a high total return from a portfolio of equity and fixed income securities.	Invests in a mix of equity and fixed income securities, although there is no requirement to weight the portfolio holdings in any fixed proportion.	OppenheimerFunds, Inc.
Main Street Core	Seeks long-term growth of capital and income.	Invests in common stocks of companies of different capitalization ranges, with a focus on U.S. companies with large market capitalizations.	OppenheimerFunds, Inc.
Emerging Markets	Seeks long-term growth of capital.	Invests at least 80% of its assets in securities (including American Depositary Receipts (ADRs)) of companies whose principal activities are conducted in countries that are generally regarded as emerging market countries.	OppenheimerFunds, Inc.
Cash Management (formerly Money Market)	Seeks current income consistent with preservation of capital.	Invests in money market instruments that the portfolio manager believes have minimal credit risk.	Pacific Asset Management
High Yield Bond	Seeks a high level of current income.	Invests at least 80% of its assets in non-investment grade (high yield/high risk) debt instruments or in instruments with characteristics of non-investment grade debt instruments.	Pacific Asset Management
Managed Bond	Seeks to maximize total return consistent with prudent investment management.	Invests at least 80% of its assets in debt instruments, including instruments with characteristics of debt instruments (such as derivatives).	Pacific Investment Management Company LLC
Inflation Managed	Seeks to maximize total return consistent with prudent investment management.	Invests its assets in fixed income securities.	Pacific Investment Management Company LLC
Pacific Dynamix – Conservative Growth	Seeks current income and moderate growth of capital.	Targets an equity/debt blend of 40/60 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Moderate Growth	Seeks long-term growth of capital and low to moderate income.	Targets an equity/debt blend of 60/40 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Growth	Seeks moderately high, long-term growth of capital with low, current income.	Targets an equity/debt blend of 80/20 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC
Dividend Growth (formerly Diversified Research)	Seeks long-term growth of capital.	Invests at least 65% of its assets in equity securities of dividend paying companies that the manager expects to increase their dividends over time and also provide long-term appreciation.	T. Rowe Price Associates, Inc.
Large-Cap Growth	Seeks long-term growth of capital; current income is of secondary importance.	Invests at least 80% of its assets in equity securities of large-capitalization companies.	UBS Global Asset Management (Americas) Inc.
Diversified Bond	Seeks to maximize total return consistent with prudent investment management.	Invests at least 80% of its assets in fixed income securities.	Western Asset Management Company

BLACKROCK VARIABLE			PORTFOLIO
SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

BlackRock Basic Value V.I. Fund Class III	Capital appreciation. (Income is of secondary importance.)	Equity securities believed to be undervalued.	BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited
BlackRock Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities	BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited

FIDELITY VARIABLE
INSURANCE PRODUCTS			PORTFOLIO
FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Fidelity VIP Contrafund® Portfolio Service Class 2	Long-term capital appreciation.	Equity securities of companies whose value is believed not fully recognized by the public.	Fidelity Management & Research Co., Inc.
Fidelity VIP Freedom Income Service Class 2	High total return. (Principal preservation is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2010 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2015 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2020 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2025 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2030 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Growth Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to have above-average growth potential.	Fidelity Management & Research Co., Inc.
Fidelity VIP Mid Cap Portfolio Service Class 2	Long-term growth of capital.	Equity securities primarily of companies with medium market capitalization.	Fidelity Management & Research Co., Inc.
Fidelity VIP Value Strategies Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to be undervalued in the marketplace.	Fidelity Management & Research Co., Inc.

FRANKLIN TEMPLETON
VARIABLE INSURANCE			PORTFOLIO
PRODUCTS TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Templeton Global Bond Securities Fund Class 2	High current income.	The Fund invests mainly in debt securities of governments, government agencies and companies located around the world, including a significant amount in emerging markets.	Franklin Advisers, Inc.

GE INVESTMENTS			PORTFOLIO
FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

GE Investments Total Return Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	Invests primarily in a combination of U.S. and foreign equity and debt securities and cash.	GE Asset Management Incorporated

PORTFOLIO
JANUS ASPEN SERIES	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Overseas Portfolio Service Class	Long-term growth of capital.	Securities of issuers from countries outside the United States.	Janus Capital Management LLC

Enterprise Portfolio Service Class	Long-term growth of capital.	Equity securities of mid-sized companies.	Janus Capital Management LLC

LAZARD RETIREMENT			PORTFOLIO
SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Lazard Retirement U.S. Strategic Equity Portfolio	Long-term capital appreciation.	Equity securities, principally common stocks.	Lazard Asset Management LLC

LEGG MASON
PARTNERS			PORTFOLIO
VARIABLE EQUITY TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Legg Mason ClearBridge Variable Aggressive Growth Portfolio – Class II	Capital appreciation.	Common stocks of companies the portfolio manager believes are experiencing, or will experience, growth of earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index.	ClearBridge Advisors, LLC
Legg Mason ClearBridge Variable Mid Cap Core Portfolio – Class II	Long-term growth of capital.	Equity securities or investments with similar characteristics of medium sized companies.	ClearBridge Advisors, LLC

LORD ABBETT			PORTFOLIO
SERIES FUND, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Lord Abbett Fundamental Equity Portfolio Class VC	Long-term growth of capital and income without excessive fluctuations in market value.	Primarily purchases equity securities of U.S. and multinational companies that appear to be undervalued in all market capitalization ranges.	Lord Abbett & Co., LLC

MFS VARIABLE			PORTFOLIO
INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

MFS New Discovery Series Service Class	Capital appreciation.	Equity securities of companies believed to have above average earnings growth potential.	Massachusetts Financial Services Company
MFS Utilities Series Service Class	Total return.	Securities of issuers in the utilities industry[1].	Massachusetts Financial Services Company

PORTFOLIO
ROYCE CAPITAL FUND	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Royce Micro-Cap Service Class Portfolio	Long-term growth of capital.	Equity securities of micro-cap companies, a universe of more than 4,100 companies with market capitalizations up to $500 million.	Royce & Associates, Inc.

T. ROWE PRICE EQUITY			PORTFOLIO
SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Current income is a secondary objective.)	Common stocks of well-established large and medium-sized companies with the potential for above-average earnings increases	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio – II	Substantial dividend income and long-term capital growth.	Common stocks of established companies. In selecting such stocks, the Fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) rations.	T. Rowe Price Associates, Inc.

PORTFOLIO
VAN ECK VIP TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Van Eck VIP Global Hard Assets Fund (formerly Van Eck Worldwide Hard Assets Fund)	Long-term capital appreciation. (Income is a secondary consideration.)	A mix of U.S. and foreign hard asset[2] securities	Van Eck Associates Corporation

[1]	Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

[2]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

Calculating unit values
When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We’ll credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we’ll use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we’ll use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day. For your monthly charge, we’ll use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see Pacific Select Exec Basics.

The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio
•	any dividends or distributions paid by the underlying portfolio
•	any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy.

Fees and expenses paid by the Funds
Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You’ll find more about Fund fees and expenses in Fee Tables and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

The SEC recently approved a rule change which will require the Boards of Trustees/Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to Pacific Life). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.

•	We have not registered the Fixed Option with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Option. Disclosure regarding the Fixed Option, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Fixed Account

You can also choose a Fixed Option: the Fixed Account. The Fixed Account provides a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Account are held in our General Account.

Here are some things you need to know about the Fixed Account:

•	Accumulated Value allocated to the Fixed Account earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 4%.

•	We may offer a higher annual interest rate on the Fixed Account. If we do, we’ll guarantee the higher rate until your next Policy Anniversary.

•	There are no investment risks or direct charges. Policy charges still apply.

•	There are limitations on when and how much you can transfer from the Fixed Account. These limitations are described below, in Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of the Fixed Account.

Transferring Among Investment Options and Market-timing Restrictions

Transfers
You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You’ll find more information about making telephone and electronic transfers in Pacific Select Exec Basics.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Cash Management Investment Option prior to the start of the next calendar year.

•	You may only make two (2) transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income, American Funds Growth, American Funds Asset Allocation, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2, T. Rowe Price Blue Chip Growth Portfolio – II, T. Rowe Price Equity Income Portfolio – II.

•	Additionally, only two (2) transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, Emerging Markets, BlackRock Global Allocation V.I. Fund Class III, Janus Aspen Series Overseas Service Class, Templeton Global Bond Securities Fund Class II or Van Eck VIP Global Hard Assets Fund.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, certain corporate owned private placement life insurance policy rebalancing programs, or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Cash Management Variable Investment Option are excluded from this limitation.

•	There is no minimum amount required if you’re making transfers between Variable Investment Options.

•	You can only make transfers from the Variable Investment Options to the Fixed Account 30 days prior to and 30 days after each Policy Anniversary. However, if your Policy was issued in Connecticut, Georgia, Maryland, North Carolina, North Dakota or Pennsylvania, you can make transfers to the Fixed Account any time during the first 18 months of your Policy.

•	You can only make one transfer from the Fixed Account in any 12-month period. If the Accumulated Value in the Fixed Account is at least $1000, transfers from the Fixed Account will be limited to 20% of the Accumulated Value in the Fixed Account.

•	Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25.

•	There is no minimum required value for the Investment Option you’re transferring to or from.

•	You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will notify you or your representative if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the Investment Options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions
The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a registered representative or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

•	not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and
•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer two services that allow you to make automatic transfers of Accumulated Value from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options.

You may only participate in one transfer service at any time. We have the right to discontinue, modify or suspend either of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from the Fixed Account. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your policy’s accumulated value out of the investment options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than you’ve paid into your Policy, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see Variable Life Insurance and Your Taxes.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

•	You must send us a Written Request that’s signed by all Owners.

•	Each withdrawal must be at least $500, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

•	If your Policy has existing Policy Debt, the maximum withdrawal you can take is the Cash Surrender Value just before the withdrawal, less the Policy Debt divided by 90%.

•	We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract.

•	You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you do not tell us which Investment Options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

•	If the Insured dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

Preferred withdrawals

The preferred withdrawal benefit is available starting on your first Policy Anniversary and before your 15th Policy Anniversary. The portion of a preferred withdrawal of up to 10% of the amount of your total premium payments received and applied to your Policy prior to the withdrawal will not reduce the Face Amount under your Policy. You may make one preferred withdrawal per year.

Partial withdrawals

The partial withdrawal benefit is available on and after your 15th Policy Anniversary. The limit of one withdrawal per year does not apply to partial withdrawals.

How withdrawals affect your policy’s death benefit
Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

•	If your Policy’s Death Benefit does not equal the Guideline Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

•	If your Policy’s Death Benefit equals the Guideline Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your policy’s face amount
If you’ve chosen Death Benefit Option B, making a withdrawal does not reduce your Policy’s Face Amount. However, the Death Benefit will be reduced by the amount of the partial withdrawal if the Death Benefit is greater than the Guideline Minimum Death Benefit.

If you’ve chosen Death Benefit Option A, a withdrawal may reduce your Face Amount. Any portion of a preferred withdrawal of up to 10% of the total premium payments you’ve made will not reduce your Policy’s Face Amount. If you withdraw a larger amount, or make additional withdrawals, we will treat the excess as a partial withdrawal. If you do not take a preferred withdrawal during one of the first 15 Policy Years, the amount you could have withdrawn without affecting your Policy’s Face Amount does not carryover in the following year.

A partial withdrawal will reduce your Face Amount by the lesser of:

•	the amount of the partial withdrawal, or

•	if the Death Benefit is greater than the Face Amount, the amount, if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the partial withdrawal.

We may limit the amount of a withdrawal so that the withdrawal will not cause your Face Amount to be less than $50,000.

Taking Out a Loan

You can borrow money from us any time while your Policy is In Force. The minimum amount you can borrow is $500, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Pacific Select Exec Basics.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your Accumulated Value in the Investment Options to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 4.75% during the first 10 Policy Years and 4.25% thereafter. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

•	The amount in the Loan Account earns interest daily at an annual rate of at least 4%. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium allocation instructions.

How much you can borrow
You can borrow up to the larger of the following amounts:

•	100% of the Accumulated Value in the Fixed Account plus 90% of the Accumulated Value in the Variable Investment Options, less any surrender charges that would apply if you surrendered your Policy on the day you took out the loan, or

•	the result of a × (b ÷ c) – d where:

a =	the Accumulated Value of your Policy less any surrender charges that would have applied if you surrendered your Policy on the day you took out the loan, and less 12 times the most recent monthly charge
b =	1.04

c =	1.0475 during the first 10 Policy Years and 1.0425 during Policy Year 11 and thereafter

d =	any Policy Debt.

An example of how much you can borrow

For a Policy in Policy Year 5 with:

• Accumulated Value of $100,000

• Policy Debt of $60,000

• a most recent monthly charge of $225

• a surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.

The maximum amount you can borrow is:

$31,639.14
(a × (b ÷ c)) – d, where:
a = $92,300 ($100,000 – $5,000 – (12 × $225))
b = 1.04
c = 1.0475
d = $60,000

Paying off your loan
You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Account, up to the amount originally transferred from the

Fixed Account to the Loan Account. We’ll then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.

While you have Policy Debt, we’ll treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month by completing an Electronic Funds Transfer Form. Please contact us or your registered representative for a copy of this form.
•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.
•	Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

What happens if you do not pay off your loan
If you do not pay off your loan, we’ll deduct the amount in the Loan Account, including any interest you owe, from one of the following:

•	the Death Benefit Proceeds before we pay them to your Beneficiary
•	the Cash Surrender Value if you surrender your Policy
•	the Accumulated Value if your Policy matures.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on the potential earnings available through the Variable Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Account. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses or matures, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See Taxation of distributions in Variable Life Insurance and Your Taxes.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you’re interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your Investment Options
•	how long you would like to receive regular income
•	the amount of Accumulated Value you want to maintain in your Policy.

You can ask your registered representative for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks
Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your registered representative for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see Variable Life Insurance and Your Taxes.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while the Insured is alive.

Here are some things you need to know about surrendering your Policy:

•	You must send us your Policy and a Written Request.

•	We’ll send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you surrender your Policy during the first 10 Policy Years, we’ll deduct a surrender charge.

•	Your Policy’s surrender charge is based on the initial Face Amount of your Policy. It has two components, which are described below.

•	There’s no surrender charge after 10 Policy Years.

•	We guarantee the surrender charge rates will not increase.

•	Any increase or decrease of Face Amount will not affect your Policy’s surrender charge.

The surrender charge has two separate charges:

•	Underwriting surrender charge – This charge is based upon the Age of the Insured and the Face Amount on the day the Policy is issued. It does not increase as the Insured gets older or with changes in the Face Amount. The charge is equal to a specified amount that varies with the Age of the Insured for each $1,000 of the Policy’s initial Face Amount as shown below:

Age of
Insured at	Charge per
Policy issue	$1,000
0-20	$2.50
21-30	2.50
31-40	3.50
41-50	4.50
51-60	5.50
61-80	6.50

The amount of the charge remains level for five Policy Years. After the fifth Policy Anniversary, the charge decreases by 1.666% per month. At the end of the 120th Policy month, this charge becomes $0.

•	Sales surrender charge – This charge equals the smaller of the following amounts:

•	26% of the premium payments you make, or

•	26% of the sales surrender target, which is an estimated annual premium based on the Age of the Insured at issue and your Policy’s initial Face Amount.

Generally, if you pay planned periodic premiums, the sales surrender charge will be 26% of premium payments until the first Policy Anniversary, and will be 26% of the sales surrender target thereafter. The sales surrender charge will not exceed 26% of the sales surrender target for five Policy Years.

After the fifth Policy Year, the charge decreases from its maximum by 1.666% per month. At the end of the 120th Policy month, this charge becomes $0.

An example

For a Policy:

•	that insures the life of a male Age 45 when the Policy was issued

•	with an initial Face Amount of $350,000.

The underwriting surrender charge is:

•	$1,575 during the first five Policy Years (($350,000 ÷ 1,000) × $4.50)

•	$945.25 at the end of the seventh Policy Year ($1,575 – ($1,575 × 1.666% × 24 months)).

The sales surrender target is $6,951.

The maximum sales surrender charge is:

•	$1,807.26 during the first five Policy Years ($6,951 × 26%)

•	$1,084.65 at the end of the seventh Policy Year ($1,807.26 – ($1,807.26 × 1.666% × 24 months)).

Benefits at Maturity

If the Insured is living on your Maturity Date, we will pay you an endowment benefit equal to your Accumulated Value, less any Policy Debt.

Payment of your endowment benefit will usually be made within 7 days of your Policy Anniversary. Payments may be postponed in certain circumstances. See Pacific Select Exec Basics: Timing of Payments, Forms and Requests.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, or your Policy matures, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

•	The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

•	We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $25.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Substituting the Insured

Starting on your Policy’s first anniversary, you can apply to substitute the person Insured by your Policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new insured. You can only add Riders on the new insured if we approve the addition of the Riders. We may charge you a fee of up to $100 when you request to substitute the Insured.

The substitution will become effective on the first Monthly Payment Date after we approve your request. We may have to adjust the Face Amount, Accumulated Value, surrender charge and Policy charges to reflect the substitution. If you substitute the person Insured by the policy, we’ll send you a revised schedule of benefits.

We can refuse your request to substitute if, among other reasons:

•	we would be required to end the Policy in order to comply with new Guideline Premium Limits under tax law
•	we would be required to make distributions from your Policy’s Accumulated Value that are greater than the Net Cash Surrender Value.

Paying the Death Benefit in the Case of Suicide

If the Insured, whether sane or insane, commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you’ve paid, less any Policy Debt and any withdrawals you’ve made.

If you’ve substituted the Insured and the new insured, whether sane or insane, commits suicide within two years of the day the substitution was made (one year for policies issued in North Dakota), we’ll calculate Death Benefit Proceeds differently. Death Benefit Proceeds will be limited to the Net Cash Surrender Value of your Policy as of the day the substitution was made, less any increase in any Policy Debt, any withdrawals you’ve made, and any dividends we’ve paid in cash, since the day the substitution was made.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated
•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values
•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid
•	reissued with any reduction in cash value, or
•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased age or changed health of the insured;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on Your Application

If the Age or gender of the Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

•	the amount of Death Benefit that would be purchased by the most recent cost of insurance charge for the correct Age and gender or
•	the Guideline Minimum Death Benefit for the correct Age and gender.

We’ll adjust the Accumulated Value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct Age and gender. If unisex cost of insurance rates apply to your Policy, we will not adjust the Face Amount if we discover that gender has been stated incorrectly on your application.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy if there has been a substitution of Insured. We can contest a Policy’s validity for two years from the day the substitution becomes effective. Once the substitution has been In Force for two years during the lifetime of the new insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Participating

This Policy will share in our surplus earnings. However, the current dividend scale is zero and we do not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code.

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds.

•	You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution when the Policy matures, or by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.

Policy Features and Charges

The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

•	substandard risk policies
•	policies with term insurance on the Insured
•	life insurance policies that continue coverage beyond Age 100, or other advanced ages.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Diversification rules and ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. If a contract owner is treated as having control over the underlying assets, the contract owner will be taxed currently on income and gains from the account and in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the accompanying prospectus of the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

Policy exchanges fall under Section 1035(a) of the Tax Code.

If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the policy owner or the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.

Corporate or Employer Owners

There are special tax issues for corporate Owners:

•	Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.

•	Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

•	Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

Please consult your tax adviser for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

Modified Endowment Contracts

Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender or maturity of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract
A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT

Policy maturity
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract.
Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract.	Proceeds are taxed to the extent they exceed the investment in the contract.
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income[2], including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.
Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

[1]	The investment in the contract is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

[2]	Income is the difference between the Accumulated Value and the investment in the contract.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax on Modified Endowment Contracts
If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you’re at least 59 1/2 years old
•	you’re receiving an amount because you’ve become disabled
•	you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract
If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Federal Estate Taxes

The current federal estate tax law provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. In addition, there are legislative proposals that would further affect the estate tax. If you are considering the purchase of the Policy to help pay federal estate taxes at death, consult with your tax advisor.

Policy Riders

Accelerated Living Benefits Rider
If you exercise an Accelerated Living Benefit Rider, the amounts received under this Rider should be generally excluded from taxable income under Section 101(g) of the Tax Code.

However, benefits under the Rider will be taxed if they are paid to someone other than the Insured, and the Insured:

•	is a director, officer or employee of the person receiving the benefit, or
•	has a financial interest in a business of the person receiving the benefit.

In some cases, there may be a question as to whether a life insurance policy that has an Accelerated Living Benefit Rider can meet technical aspects of the definition of “life insurance contract” under the Tax Code. We may reserve the right, but are not obligated, to modify the Rider to conform under Tax Code requirements.

Please consult with your tax adviser if you want to exercise your rights under this Rider.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, broker-dealer operations, and investment and advisory services. At the end of 2009, we had $214.9 billion of individual life insurance in force and total admitted assets of approximately $94.7 billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you’ve chosen.

General Account
Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Account. The rate is reset annually. The Fixed Account is part of our General Account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Account is not a security, so it does not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Account. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Account.

Separate Account
Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Pacific Select Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. or the Van Eck VIP Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We’re the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account
We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

•	any portfolio is no longer available for investment; or
•	our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We’ll give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new Variable Accounts available to existing Policy Owners.

We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it’s in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws
•	register or deregister the Separate Account under securities law
•	combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts
•	combine one or more Variable Accounts
•	create a committee, board or other group to manage the Separate Account
•	change the classification of any Variable Account.

Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We’re the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We’ll send you documents from the Fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. As a result of proportional voting, the votes cast by a small number of variable contract owners may determine the outcome of a vote.

We’ll vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We’ll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification
•	would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable
•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their registered representatives who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual registered representative who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible person’s Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We have entered into administrative and/or service agreements with certain Funds which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.40% and each Fund may not pay the same annual percentage. Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Contracts.

BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pays us for each Fidelity VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Variable Insurance Products Trust pays us for each Templeton Global Bond Securities Fund (Class 2) held by our separate accounts. GE Investments Funds, Inc. pays us for each GE Investments Total Return Fund portfolio (Class 3) held by our separate accounts. Janus Capital

Management LLC, pays us for each Janus Aspen Series portfolio (Service Class) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class II) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Fundamental Equity Portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Micro-Cap Portfolio (Service Class) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each Van Eck VIP Trust portfolio held by our separate accounts.

PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums up to $1.5 billion, 0.14% of premiums on next $1.5 billion and 0.10% of premiums made in excess, attributable to the Master Funds for certain marketing assistance.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

•	Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/Duplicate Policy Request Form.

Audits of Premiums/loans

You may request us to run a report of premium payments you’ve made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance, and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of $100 at the time you request us to change your Risk Class. If your Policy was issued on or before April 30, 2004, the maximum fee we may charge you is $50 at the time you request us to change your Risk Class.

State Regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We’re subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

Pacific Life, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the ’34 Act.

Financial Statements

The statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2009, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented are contained in the SAI.

The consolidated statements of financial condition of Pacific Life Insurance Company as of December 31, 2009 and 2008 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2009 are contained in the SAI.

APPENDIX A: DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

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PACIFIC SELECT EXEC	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Exec variable life insurance policy is underwritten by Pacific Life Insurance Company.
You’ll find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is considered to be part of this prospectus because it’s incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling 1-800-347-7787.

If you ask us, we’ll provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us
Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

1-800-347-7787
5 a.m. through 5 p.m. Pacific time
www.Pacificlife.com

We accept faxes or emails for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
1-866-398-0467
VULTransactions@pacificlife.com

PREMIUM PAYMENTS
Unless you receive premium notices via listbill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

How to Contact the SEC
You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549
1-202-551-8090
Website: www.sec.gov
e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program	FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the Public Disclosure program may be obtained from FINRA. The FINRA Public Disclosure hotline number is (800) 289-9999. FINRA does not charge a fee for the Public Disclosure program services.

SEC file number 811-05563
033-21754

Pacific Life Insurance Company
Mailing address:
P.O. Box 2030
Omaha, NE 68103-2030

Visit us at our website: www.PacificLife.com

15-16636-25 05/10

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

PACIFIC SELECT EXEC

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Exec is a variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2010, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

1-800-800-7681

i

MORE ON THE OPTIONAL RIDERS

There are eight optional Riders that provide extra benefits. Ask your registered representative for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Accelerated Living Benefits Rider

Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We refer to this amount as the accelerated benefit. If you have Policy Debt, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per Insured.

Payment of the accelerated benefit will reduce the Death Benefit under your Policy and any Riders used in calculating the available accelerated benefit. It will also reduce any Policy Debt.

Benefits received under this Rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this Rider.

You may purchase this Rider at Policy issue or any time while the Policy is In Force. The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when an accelerated benefit is paid under this Rider.

Accidental Death Rider

Provides additional insurance coverage when we receive proof that the Insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the Rider’s provisions. Death must occur within 120 days of injuries and while the Rider was in effect. You may purchase the Rider at Policy issue for an Insured between Age 5 through 65, subject to satisfactory evidence of insurability. The monthly charge will be shown in your Policy Specifications.

The Rider terminates on the earliest of your Written Request, on lapse or termination of the Policy, or when the Insured reaches Age 70.

Added Protection Benefit Rider

Provides additional Death Benefit protection on the Insured and is renewable annually until the Policy terminates. The Rider is available for Insureds Age 80 or younger at the time of Rider issue. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the death benefit is the greater of:

a)	the Death Benefit Option you choose plus the Face Amount of the Rider; or
b)	the Guideline Minimum Death Benefit.

The guaranteed monthly cost of insurance rate will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates. The cost of insurance charge is calculated separately from the base Policy cost of insurance charge as described in Increases in Face Amount.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E expense risk face amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment

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Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Added Protection Benefit Rider Face Amount. The decrease provision of the Policy is modified to include this Rider. This Rider will be decreased or eliminated before any decrease is applied to the base Policy.

Annual Renewable and Convertible Term Rider

Provides annual renewal term insurance on any member of the Insured’s immediate family who is Age 80 or younger at the time the Rider is issued. We refer to each person insured under the rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person.

At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age. If you convert the Rider, a new Policy will be issued on the covered person and coverage under the Rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.

Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications.

Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications.

This Rider is not available if you select a Waiver of Charges Rider.

The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.

Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. Subject to certain conditions, you may have some flexibility to change the option dates.

Charges and option dates for this Rider appear in your Policy Specifications. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional coverage. The increase in

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Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on its option date will expire.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.

Waiver of Charges Rider

Waives any monthly cost of insurance charges and administrative charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications.

The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. You may purchase the Rider at Policy issue or any time while the Policy is In Force. If you request to purchase the Rider after your Policy is issued, we may charge you an underwriting service fee of $100 at the time of your request. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

This Rider is not available if you select a Disability Benefit Rider.

The Rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your Written Request, on lapse or termination of this Policy, or when the Insured reaches Age 60.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

The total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you’ve exceeded your Guideline Premium Limit, we may remove all or part of a premium you’ve paid from your Policy as of the day we applied it, and return it to you. We’ll adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes in the prospectus.

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Unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract, we’ll remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We’ll also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we’ll hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we’ll return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we’ll adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a Variable Investment Option to start the service.
•	We’ll automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you’ve selected.
•	We’ll process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:

•	the total amount you’ve asked us to transfer has been transferred
•	there is no more Accumulated Value in the Investment Option you’re transferring from
•	your Policy enters the grace period and is in danger of lapsing
•	we receive your Written Request to cancel the service
•	we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.

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•	You enroll in the service by sending us a Written Request or a completed Automatic Rebalancing Form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semiannual or annual anniversary, depending on the interval you chose.
•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

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The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

Purchase Plans

A Policy may be owned by an institution, trust, corporation or group or sponsored arrangement. These owners often buy more than one Policy, which may qualify them for reduced surrender charges.

To be eligible for reduced surrender charges, the Policies must cover at least 5 lives and be corporate (or other group or sponsored arrangement) owned or involve split ownership, with a minimum $100,000 annual premium per case. In addition, the first year premium must be equal to at least 14% of the guideline single premium for each Policy. Policies meeting these requirements will have the underwriting surrender charge waived. Also, the sales surrender targets used in computing the sales surrender charge are reduced to a range of $0-$25.39 per $1,000 of Face Amount, depending on the Age and gender of the Insured at Policy issue. For example, a Policy issued under this purchase plan which covers a male non-smoker who is Age 45 at Policy issue has a maximum sales surrender charge of the lesser of 26% of premium paid or $3.08 per $1,000 of initial Face Amount.

Underwriting Methods

We may require evidence of insurability if you request an increase in Face Amount of your Policy or certain Riders. We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multi-life guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis

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during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 65, but may be increased to Age 70 if representing less than 5% of the group of Insureds. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables (gender blended tables are used for unisex cost of insurance rates). The rates are also based on the Age and gender of the Insured unless unisex rates are required.

Increases in Face Amount

Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value.

If you add to your base Policy an Added Protection Benefit Rider and/or increase the Face Amount of such a Rider, we do not change the above allocations. To determine the cost of insurance (“COI”) charge on each of these coverage components, we divide the Death Benefit for each coverage component that would have been payable at the beginning of the Policy month by 1.004074 to calculate the Net Amount At Risk for each coverage component. For the base Policy, we subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the Net Amount At Risk for that coverage component. For each other coverage component we subtract from its discounted Death Benefit the greater of zero or the result of the Accumulated Value minus the Face Amount of each coverage component for which the COI charge has been already calculated. Each component’s Net Amount At Risk is calculated in the order in which it was added to the Policy, starting with the oldest component. The Net Amount At Risk for each Coverage component is multiplied by the current COI rate for that coverage component.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section Variable Life Insurance and Your Taxes or tax consequences that relate directly or indirectly to life insurance policies.

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Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the contract owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

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Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. These rate reductions do not apply to corporate taxpayers. A taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock has been reduced.

MORE ON PACIFIC LIFE AND THE POLICIES

How We’re Organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

Distribution Arrangements

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the Policies. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Policies. The aggregate amount of underwriting commissions paid to PSD with regard to this Policy in 2009, 2008 and 2007 was $2,767,011.49, $4,731,763.39 and $4,880,694.85 respectively of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, and in some cases commissions on premiums paid up to the first target premium may be up to 105%, but the most common schedule of commissions we pay is:

•	90% of expected first year premiums commissions
•	4% of the premiums paid through the 10th Policy Year
•	2% of premiums paid thereafter.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium will usually be less than, but generally does not exceed 105% of, the Policy’s guideline level premiums. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that shows you the guideline single premium and guideline level premiums.

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Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually ranges from 0% to 25% of premiums paid up to the first target premium, but generally does not exceed 14% of commissions on premiums paid thereafter. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

As of December 31, 2009, the following firms have arrangements in effect with PSD pursuant to which the firms entitled to receive a revenue sharing payment: American International Group, AIM Systems Inc, Advantage Capital Corporation, American General Securities Inc., Axa Advisors LLC, Associated Securities, Benefit Funding Services, Commonwealth Financial Network, First Heartland Securities, First Financial Planners Securities, Financial Network Investment Corp., Financial Service Corp., Linsco Private Ledger , M Financial Holdings Inc., Multi Financial, Mutual Service Corp., Mutual Service Corp. of Texas, National Financial Partners & National Financial Partners Insurance Services Inc., National Planning Corp., Ogilvie Securities, Raymond James & Assoc., Raymond James Financial Services, Inc., Royal Alliance, Securities America, Sunamerica Securities, Suntrust Investment Services, United Planners, USA Advanced Planners, Walnut Street Securities, Waterstone Financial Group, Inc., World Group Securities and Workman Securities Corp.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or

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PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

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•	the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Cash Management Variable Account

The “yield” (also called “current yield”) of the Cash Management Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Cash Management Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Cash Management portfolio are not included in the yield calculation.

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

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Cash Management portfolio

Current yield for the Cash Management portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Cash Management portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2009, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented.

These are followed by the consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2009 and 2008 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2009, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.

Experts

The consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2009 and 2008 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2009 as well as the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2009, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented as included in this

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SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors and independent registered public accounting firm, respectively, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

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Form No. 15-25038-07

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
Pacific Life Insurance Company:
     We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pacific Select Exec Separate Account (the “Separate Account”) comprised of Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Managed Bond, Money Market, Short Duration Bond, American Funds® Growth, American Funds Growth-Income, Comstock, Diversified Research, Equity, Equity Index, Focused 30, Growth LT, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, American Funds Asset Allocation, Multi-Strategy, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, Pacific Dynamix – Growth, Variable Account I, Variable Account II, Variable Account III, Variable Account V, BlackRock Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Overseas Service Class (formerly named International Growth Service Class), INTECH Risk-Managed Core Service Class, Enterprise Service Class (formerly named Mid Cap Growth Service Class), Lazard Retirement U.S. Strategic Equity, Legg Mason ClearBridge Variable Aggressive Growth – Class II (formerly Legg Mason Partners Variable Aggressive Growth – Class II), Legg Mason ClearBridge Variable Mid Cap Core – Class II (formerly Legg Mason Partners Variable Mid Cap Core – Class II), MFS New Discovery Series Service Class, MFS Utilities Series Service Class, NACM Small Cap Class I, T. Rowe Price Blue Chip Growth – II, T. Rowe Price Equity Income – II, and Van Eck Worldwide Hard Assets Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2009, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned as of December 31, 2009 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2009, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 26, 2010

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value
	Pacific Select Fund (Affiliated Mutual Fund)
Diversified Bond	Diversified Bond	3,146,440	$30,129,209	$30,027,123
Floating Rate Loan	Floating Rate Loan	2,015,375	15,299,882	14,760,272
High Yield Bond	High Yield Bond	16,035,594	90,271,387	97,202,400
Inflation Managed	Inflation Managed	15,835,742	178,943,177	175,218,226
Managed Bond	Managed Bond	40,821,136	449,490,452	452,533,074
Money Market	Money Market	29,082,539	294,148,090	293,482,920
Short Duration Bond	Short Duration Bond	4,833,417	45,665,962	44,837,735
American Funds® Growth	American Funds Growth	8,342,271	78,914,586	59,372,679
American Funds Growth-Income	American Funds Growth-Income	7,129,022	78,178,915	59,949,825
Comstock	Comstock	8,373,656	78,528,794	63,233,337
Diversified Research	Diversified Research	3,947,482	46,086,204	34,983,734
Equity	Equity	2,089,629	39,493,087	31,424,327
Equity Index	Equity Index	17,902,602	465,877,743	436,543,982
Focused 30	Focused 30	3,069,640	39,844,425	34,755,973
Growth LT	Growth LT	11,099,111	199,467,350	200,271,045
Large-Cap Growth	Large-Cap Growth	10,004,453	64,779,029	51,736,448
Large-Cap Value	Large-Cap Value	11,884,556	145,277,127	124,817,305
Long/Short Large-Cap	Long/Short Large-Cap	2,867,330	24,547,532	23,800,006
Main Street® Core	Main Street Core	6,491,277	123,345,450	109,273,310
Mid-Cap Equity	Mid-Cap Equity	10,556,775	166,112,376	126,956,712
Mid-Cap Growth	Mid-Cap Growth	7,074,008	57,941,750	53,288,952
Mid-Cap Value (1)	Mid-Cap Value	1,476,566	15,039,266	17,610,387
Small-Cap Equity	Small-Cap Equity	1,607,493	18,777,189	19,202,912
Small-Cap Growth	Small-Cap Growth	4,128,609	41,717,987	38,860,763
Small-Cap Index	Small-Cap Index	19,131,003	240,463,469	176,660,022
Small-Cap Value	Small-Cap Value	5,360,974	68,950,094	59,758,062
Emerging Markets	Emerging Markets	10,504,007	160,939,175	142,859,859
International Large-Cap	International Large-Cap	24,312,820	197,031,114	147,687,981
International Small-Cap	International Small-Cap	3,187,898	27,978,317	22,136,212
International Value	International Value	15,011,598	228,885,811	164,331,253
Health Sciences	Health Sciences	2,129,555	20,512,558	19,972,720
Real Estate	Real Estate	5,740,667	92,162,517	64,880,774
Technology	Technology	3,147,930	16,033,902	14,323,951
American Funds Asset Allocation (1)	American Funds Asset Allocation	195,577	2,387,433	2,496,210
Multi-Strategy	Multi-Strategy	4,893,297	74,076,199	52,152,232
Pacific Dynamix — Conservative Growth (1)	Pacific Dynamix - Conservative Growth	45,288	508,458	506,869
Pacific Dynamix — Moderate Growth (1)	Pacific Dynamix - Moderate Growth	69,914	800,035	822,948
Pacific Dynamix — Growth (1)	Pacific Dynamix - Growth	124,497	1,387,265	1,506,341

	M Fund, Inc.
I	Brandes International Equity	5,682,460	91,901,865	65,746,067
II	Large-Cap Growth (2)	1,990,346	30,551,533	26,352,179
III	Frontier Capital Appreciation	1,855,324	42,283,124	37,978,474
V	Business Opportunity Value	2,431,138	25,632,369	23,095,814

	BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	831,947	9,284,189	8,910,157
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	2,869,807	37,281,616	38,512,804

	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund Service Class 2	2,317,907	60,036,623	47,030,339
Fidelity VIP Freedom Income Service Class 2	Fidelity VIP Freedom Income Service Class 2	71,580	678,976	713,654
Fidelity VIP Freedom 2010 Service Class 2	Fidelity VIP Freedom 2010 Service Class 2	86,065	777,872	838,270
Fidelity VIP Freedom 2015 Service Class 2	Fidelity VIP Freedom 2015 Service Class 2	144,251	1,228,342	1,405,006
Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	140,920	1,256,528	1,335,924
Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	259,191	2,947,571	2,402,697
Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	294,145	2,513,083	2,647,304
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	192,037	6,883,820	5,713,101
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	1,135,187	32,321,483	28,493,194
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	302,312	1,900,686	2,348,966

See Notes to Financial Statements	See explanation of references on SA-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2009

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value
	Janus Aspen Series
Overseas Service Class (3)	Janus Aspen Overseas Service Class (3)	803,886	$32,617,418	$36,239,197
INTECH Risk-Managed Core Service Class	Janus Aspen INTECH Risk-Managed Core Service Class	61,619	488,837	591,542
Enterprise Service Class (4)	Janus Aspen Enterprise Service Class (4)	129,747	4,075,538	3,879,427

	Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity	Lazard Retirement U.S. Strategic Equity	51,712	370,805	423,521

	Legg Mason ClearBridge Variable Equity Trust
Legg Mason ClearBridge Variable Aggressive Growth — Class II (5)	Legg Mason ClearBridge Variable Aggressive Growth - Class II (5)	50,236	608,602	652,565
Legg Mason ClearBridge Variable Mid Cap Core — Class II (6)	Legg Mason ClearBridge Variable Mid Cap Core - Class II (6)	668,628	6,822,523	7,274,670

	MFS® Variable Insurance Trust
MFS New Discovery Series Service Class	MFS New Discovery Series Service Class	234,524	2,611,432	3,060,542
MFS Utilities Series Service Class	MFS Utilities Series Service Class	138,994	3,246,073	3,148,219

	Premier VIT
NACM Small Cap Class I	NACM Small Cap Class I	68,453	1,000,981	1,060,344

	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth — II	T. Rowe Price Blue Chip Growth - II	750,754	6,942,610	7,132,159
T. Rowe Price Equity Income — II	T. Rowe Price Equity Income - II	1,611,645	31,939,954	28,381,067

	Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets	Van Eck Worldwide Hard Assets	2,311,694	73,050,391	67,640,180

(1)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).

(2)	Formerly named Turner Core Growth Portfolio.

(3)	Formerly named International Growth Service Class Variable Account and Janus Aspen International Growth Service Class Portfolio.

(4)	Formerly named Mid Cap Growth Service Class Variable Account and Janus Aspen Mid Cap Growth Service Class Portfolio.

(5)	Formerly named Legg Mason Partners Variable Aggressive Growth — Class II Variable Account and Legg Mason Partners Variable Aggressive Growth — Class II Portfolio.

(6)	Formerly named Legg Mason Partners Variable Mid Cap Core — Class II Variable Account and Legg Mason Partners Variable Mid Cap Core — Class II Portfolio.

     American Funds is a registered trademark of American Funds Distributors, Inc., Main Street is a registered trademark of OppenheimerFunds, Inc., Fidelity and Contrafund are registered trademarks of FMR Corp., and MFS is a registered trademark of MFS Fund Distributors, Inc.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	Variable Accounts
	Diversified	Floating	High Yield	Inflation	Managed	Money	Short Duration
	Bond	Rate Loan	Bond	Managed	Bond	Market	Bond

ASSETS
Investments in affiliated mutual funds, at value	$30,027,123	$14,760,272	$97,202,400	$175,218,226	$452,533,074	$293,482,920	$44,837,735
Receivables:
Due from Pacific Life Insurance Company	7,301	1,820	714	—	259,055	—	—
Fund shares redeemed	—	—	—	120,496	—	2,639,447	397,905

Total Assets	30,034,424	14,762,092	97,203,114	175,338,722	452,792,129	296,122,367	45,235,640

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	120,496	—	2,639,447	397,905
Fund shares purchased	7,290	1,820	675	—	259,015	—	—
Other	—	21	—	30	—	141	11

Total Liabilities	7,290	1,841	675	120,526	259,015	2,639,588	397,916

NET ASSETS	$30,027,134	$14,760,251	$97,202,439	$175,218,196	$452,533,114	$293,482,779	$44,837,724

Units Outstanding	2,677,541	1,711,048	2,237,443	3,815,481	8,992,559	12,533,277	3,846,075

Accumulation Unit Value	$11.21	$8.63	$43.44	$45.92	$50.32	$23.42	$11.66

Cost of Investments	$30,129,209	$15,299,882	$90,271,387	$178,943,177	$449,490,452	$294,148,090	$45,665,962

	American Funds	American Funds		Diversified		Equity	Focused
	Growth	Growth-Income	Comstock	Research	Equity	Index	30

ASSETS
Investments in affiliated mutual funds, at value	$59,372,679	$59,949,825	$63,233,337	$34,983,734	$31,424,327	$436,543,982	$34,755,973
Receivables:
Due from Pacific Life Insurance Company	27,348	20,295	18,314	—	6,931	15,827	836,298
Fund shares redeemed	—	—	—	24,377	—	—	—

Total Assets	59,400,027	59,970,120	63,251,651	35,008,111	31,431,258	436,559,809	35,592,271

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	24,341	—	—	—
Fund shares purchased	27,348	20,295	18,225	—	6,931	15,756	836,274
Other	30	2,440	—	—	7	—	—

Total Liabilities	27,378	22,735	18,225	24,341	6,938	15,756	836,274

NET ASSETS	$59,372,649	$59,947,385	$63,233,426	$34,983,770	$31,424,320	$436,544,053	$34,755,997

Units Outstanding	5,195,477	5,610,441	6,250,352	2,937,995	2,754,697	9,693,106	2,819,667

Accumulation Unit Value	$11.43	$10.68	$10.12	$11.91	$11.41	$45.04	$12.33

Cost of Investments	$78,914,586	$78,178,915	$78,528,794	$46,086,204	$39,493,087	$465,877,743	$39,844,425

	Growth	Large-Cap	Large-Cap	Long/Short	Main Street	Mid-Cap	Mid-Cap
	LT	Growth	Value	Large-Cap	Core	Equity	Growth

ASSETS
Investments in affiliated mutual funds, at value	$200,271,045	$51,736,448	$124,817,305	$23,800,006	$109,273,310	$126,956,712	$53,288,952
Receivables:
Due from Pacific Life Insurance Company	—	5,176	94,965	8,467	—	—	18,692
Fund shares redeemed	9,149	—	—	—	12,581	43,186	—

Total Assets	200,280,194	51,741,624	124,912,270	23,808,473	109,285,891	126,999,898	53,307,644

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	9,149	—	—	—	12,554	42,981	—
Fund shares purchased	—	5,176	94,788	8,452	—	—	18,692
Other	44	9	—	—	—	—	27

Total Liabilities	9,193	5,185	94,788	8,452	12,554	42,981	18,719

NET ASSETS	$200,271,001	$51,736,439	$124,817,482	$23,800,021	$109,273,337	$126,956,917	$53,288,925

Units Outstanding	4,914,745	8,196,379	8,956,147	2,826,468	2,500,133	6,018,439	6,166,014

Accumulation Unit Value	$40.75	$6.31	$13.94	$8.42	$43.71	$21.09	$8.64

Cost of Investments	$199,467,350	$64,779,029	$145,277,127	$24,547,532	$123,345,450	$166,112,376	$57,941,750

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2009

	Variable Accounts
	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap	Emerging	International
	Value	Equity	Growth	Index	Value	Markets	Large-Cap

ASSETS
Investments in affiliated mutual funds, at value	$17,610,387	$19,202,912	$38,860,763	$176,660,022	$59,758,062	$142,859,859	$147,687,981
Receivables:
Due from Pacific Life Insurance Company	7,889	49,355	—	41,725	566,771	828,376	37,415
Fund shares redeemed	—	—	18,529	—	—	—	—

Total Assets	17,618,276	19,252,267	38,879,292	176,701,747	60,324,833	143,688,235	147,725,396

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	18,469	—	—	—	—
Fund shares purchased	7,889	49,332	—	41,725	566,766	828,376	37,415
Other	1	—	—	63	—	81	9

Total Liabilities	7,890	49,332	18,469	41,788	566,766	828,457	37,424

NET ASSETS	$17,610,386	$19,202,935	$38,860,823	$176,659,959	$59,758,067	$142,859,778	$147,687,972

Units Outstanding	1,208,072	1,373,316	3,188,386	11,242,905	2,953,532	4,503,441	13,371,427

Accumulation Unit Value	$14.58	$13.98	$12.19	$15.71	$20.23	$31.72	$11.05

Cost of Investments	$15,039,266	$18,777,189	$41,717,987	$240,463,469	$68,950,094	$160,939,175	$197,031,114

	International	International	Health	Real		American Funds	Multi-
	Small-Cap	Value	Sciences	Estate	Technology	Asset Allocation	Strategy

ASSETS
Investments in affiliated mutual funds, at value	$22,136,212	$164,331,253	$19,972,720	$64,880,774	$14,323,951	$2,496,210	$52,152,232
Receivables:
Due from Pacific Life Insurance Company	17,326	13,051	13,212	225,593	14,794	957,030	14,114

Total Assets	22,153,538	164,344,304	19,985,932	65,106,367	14,338,745	3,453,240	52,166,346

LIABILITIES
Payables:
Fund shares purchased	17,306	13,051	13,200	225,593	14,788	957,030	14,087
Other	—	43	—	13	—	—	—

Total Liabilities	17,306	13,094	13,200	225,606	14,788	957,030	14,087

NET ASSETS	$22,136,232	$164,331,210	$19,972,732	$64,880,761	$14,323,957	$2,496,210	$52,152,259

Units Outstanding	3,017,020	7,068,121	1,430,534	2,226,122	2,404,956	192,292	1,477,979

Accumulation Unit Value	$7.34	$23.25	$13.96	$29.15	$5.96	$12.98	$35.29

Cost of Investments	$27,978,317	$228,885,811	$20,512,558	$92,162,517	$16,033,902	$2,387,433	$74,076,199

	Pacific	Pacific
	Dynamix -	Dynamix -	Pacific
	Conservative	Moderate	Dynamix -
	Growth	Growth	Growth	I	II	III	V

ASSETS
Investments in affiliated mutual funds, at value	$506,869	$822,948	$1,506,341	$—	$—	$—	$—
Investments in mutual funds, at value	—	—	—	65,746,067	26,352,179	37,978,474	23,095,814
Receivables:
Due from Pacific Life Insurance Company	—	188	—	171,232	—	—	—
Fund shares redeemed	—	—	—	—	30,474	20,084	4,383

Total Assets	506,869	823,136	1,506,341	65,917,299	26,382,653	37,998,558	23,100,197

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	30,474	20,084	4,371
Fund shares purchased	—	188	—	171,216	—	—	—
Other	1	—	—	—	13	6	—

Total Liabilities	1	188	—	171,216	30,487	20,090	4,371

NET ASSETS	$506,868	$822,948	$1,506,341	$65,746,083	$26,352,166	$37,978,468	$23,095,826

Units Outstanding	44,364	68,810	121,148	2,314,197	1,351,335	1,157,067	1,670,010

Accumulation Unit Value	$11.43	$11.96	$12.43	$28.41	$19.50	$32.82	$13.83

Cost of Investments	$508,458	$800,035	$1,387,265	$91,901,865	$30,551,533	$42,283,124	$25,632,369

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2009

	Variable Accounts
	BlackRock	BlackRock	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Basic Value	Global Allocation	Contrafund	Freedom Income	Freedom 2010	Freedom 2015	Freedom 2020
	V.I. Class III	V.I. Class III	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2

ASSETS
Investments in mutual funds, at value	$8,910,157	$38,512,804	$47,030,339	$713,654	$838,270	$1,405,006	$1,335,924
Receivables:
Due from Pacific Life Insurance Company	6,551	830,481	—	—	509	10	1,073
Fund shares redeemed	—	—	10,507	485,828	—	—	—

Total Assets	8,916,708	39,343,285	47,040,846	1,199,482	838,779	1,405,016	1,336,997

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	10,507	485,828	—	—	—
Fund shares purchased	6,547	830,465	—	—	509	10	1,072
Other	—	—	48	—	2	—	—

Total Liabilities	6,547	830,465	10,555	485,828	511	10	1,072

NET ASSETS	$8,910,161	$38,512,820	$47,030,291	$713,654	$838,268	$1,405,006	$1,335,925

Units Outstanding	854,477	2,669,828	4,031,894	69,529	91,200	156,467	157,385

Accumulation Unit Value	$10.43	$14.43	$11.66	$10.26	$9.19	$8.98	$8.49

Cost of Investments	$9,284,189	$37,281,616	$60,036,623	$678,976	$777,872	$1,228,342	$1,256,528

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP		INTECH Risk-
	Freedom 2025	Freedom 2030	Growth	Mid Cap	Value Strategies	Overseas	Managed Core
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class (1)	Service Class

ASSETS
Investments in mutual funds, at value	$2,402,697	$2,647,304	$5,713,101	$28,493,194	$2,348,966	$36,239,197	$591,542
Receivables:
Due from Pacific Life Insurance Company	602	1,662	1,169	—	26	942,730	90
Fund shares redeemed	—	—	—	22,009	—	—	—

Total Assets	2,403,299	2,648,966	5,714,270	28,515,203	2,348,992	37,181,927	591,632

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	21,980	—	—	—
Fund shares purchased	602	1,660	1,163	—	25	942,730	86
Other	1	—	—	—	—	204	—

Total Liabilities	603	1,660	1,163	21,980	25	942,934	86

NET ASSETS	$2,402,696	$2,647,306	$5,713,107	$28,493,223	$2,348,967	$36,238,993	$591,546

Units Outstanding	287,505	334,513	589,043	2,244,999	237,955	3,539,855	75,317

Accumulation Unit Value	$8.36	$7.91	$9.70	$12.69	$9.87	$10.24	$7.85

Cost of Investments	$2,947,571	$2,513,083	$6,883,820	$32,321,483	$1,900,686	$32,617,418	$488,837

		Lazard	Legg Mason	Legg Mason
		Retirement	ClearBridge Variable	ClearBridge Variable	MFS New	MFS	NACM
	Enterprise	U.S. Strategic	Aggressive	Mid Cap	Discovery Series	Utilities Series	Small Cap
	Service Class (2)	Equity	Growth - Class II (3)	Core - Class II (4)	Service Class	Service Class	Class I

ASSETS
Investments in mutual funds, at value	$3,879,427	$423,521	$652,565	$7,274,670	$3,060,542	$3,148,219	$1,060,344
Receivables:
Due from Pacific Life Insurance Company	306	—	—	2,504	704,813	—	682
Fund shares redeemed	—	20,967	12,304	—	—	5,276	—

Total Assets	3,879,733	444,488	664,869	7,277,174	3,765,355	3,153,495	1,061,026

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	20,968	12,304	—	—	5,272	—
Fund shares purchased	306	—	—	2,504	704,812	—	681
Other	1	—	1	5	—	—	—

Total Liabilities	307	20,968	12,305	2,509	704,812	5,272	681

NET ASSETS	$3,879,426	$423,520	$652,564	$7,274,665	$3,060,543	$3,148,223	$1,060,345

Units Outstanding	431,880	54,644	84,216	848,497	326,023	342,118	164,837

Accumulation Unit Value	$8.98	$7.75	$7.75	$8.57	$9.39	$9.20	$6.43

Cost of Investments	$4,075,538	$370,805	$608,602	$6,822,523	$2,611,432	$3,246,073	$1,000,981

(1)	Formerly named International Growth Service Class Variable Account.

(2)	Formerly named Mid Cap Growth Service Class Variable Account.

(3)	Formerly named Legg Mason Partners Variable Aggressive Growth - Class II Variable Account.

(4)	Formerly named Legg Mason Partners Variable Mid Cap Core - Class II Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2009

	Variable Accounts
	T. Rowe Price	T. Rowe Price	Van Eck
	Blue Chip	Equity	Worldwide
	Growth - II	Income - II	Hard Assets

ASSETS
Investments in mutual funds, at value	$7,132,159	$28,381,067	$67,640,180
Receivables:
Due from Pacific Life Insurance Company	26,429	—	—
Fund shares redeemed	—	28,837	1,136,947

Total Assets	7,158,588	28,409,904	68,777,127

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	28,837	1,136,947
Fund shares purchased	26,424	—	—
Other	—	49	9

Total Liabilities	26,424	28,886	1,136,956

NET ASSETS	$7,132,164	$28,381,018	$67,640,171

Units Outstanding	664,636	2,818,542	3,070,450

Accumulation Unit Value	$10.73	$10.07	$22.03

Cost of Investments	$6,942,610	$31,939,954	$73,050,391

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

	Variable Accounts
	Diversified	Floating	High Yield	Inflation	Managed	Money	Short Duration
	Bond	Rate Loan	Bond	Managed	Bond	Market	Bond

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$992,232	$571,152	$6,969,695	$6,558,459	$27,850,176	$781,732	$1,309,737

Net Investment Income	992,232	571,152	6,969,695	6,558,459	27,850,176	781,732	1,309,737

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss on sale of affilliated mutual fund investments	(771,661)	(1,151,584)	(8,811,932)	(3,662,402)	(2,333,872)	(456,726)	(693,343)
Capital gain distributions from affiliated mutual fund investments	—	—	—	6,393,311	27,663,276	—	—

Realized Gain (Loss)	(771,661)	(1,151,584)	(8,811,932)	2,730,909	25,329,404	(456,726)	(693,343)

CHANGE IN UNREALIZED APPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	3,179,298	2,908,915	31,179,587	20,792,740	24,683,325	192,527	2,828,858

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,399,869	$2,328,483	$29,337,350	$30,082,108	$77,862,905	$517,533	$3,445,252

	American Funds	American Funds		Diversified		Equity	Focused
	Growth	Growth-Income	Comstock	Research	Equity	Index	30

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$62,454	$630,644	$764,332	$528,067	$261,168	$6,588,000	$—

Net Investment Income	62,454	630,644	764,332	528,067	261,168	6,588,000	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss on sale of affilliated mutual fund investments	(14,444,327)	(2,778,376)	(4,128,178)	(4,809,096)	(2,103,000)	(15,162,468)	(5,510,900)
Capital gain distributions from affiliated mutual fund investments	11,304,748	5,238,869	—	—	—	—	—

Realized Gain (Loss)	(3,139,579)	2,460,493	(4,128,178)	(4,809,096)	(2,103,000)	(15,162,468)	(5,510,900)

CHANGE IN UNREALIZED APPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	19,876,830	11,020,462	16,886,219	13,277,228	10,419,641	100,359,314	17,754,662

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,799,705	$14,111,599	$13,522,373	$8,996,199	$8,577,809	$91,784,846	$12,243,762

	Growth	Large-Cap	Large-Cap	Long/Short	Main Street	Mid-Cap	Mid-Cap
	LT	Growth	Value	Large-Cap	Core	Equity	Growth

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$1,841,797	$25,873	$2,234,783	$158,003	$1,473,009	$1,263,930	$151,133

Net Investment Income	1,841,797	25,873	2,234,783	158,003	1,473,009	1,263,930	151,133

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss on sale of affilliated mutual fund investments	(7,204,579)	(4,740,362)	(3,537,557)	(486,969)	(3,682,939)	(28,594,483)	(4,259,546)
Capital gain distributions from affiliated mutual fund investments	—	—	—	—	—	—	65,934

Realized Loss	(7,204,579)	(4,740,362)	(3,537,557)	(486,969)	(3,682,939)	(28,594,483)	(4,193,612)

CHANGE IN UNREALIZED APPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	61,395,799	19,616,196	25,245,277	5,257,070	27,725,627	64,978,090	24,581,045

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,033,017	$14,901,707	$23,942,503	$4,928,104	$25,515,697	$37,647,537	$20,538,566

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2009

				Variable Accounts

	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap	Emerging	International
	Value (1)	Equity	Growth	Index	Value	Markets	Large-Cap

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$100,609	$121,008	$—	$1,814,593	$1,263,980	$1,020,962	$2,016,918

Net Investment Income	100,609	121,008	—	1,814,593	1,263,980	1,020,962	2,016,918

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	105,974	(1,376,217)	(1,348,546)	(12,509,906)	(6,699,430)	(9,953,697)	(8,442,390)
Capital gain distributions from affiliated mutual fund investments	1,285,018	—	—	10,037,169	—	17,540,046	—

Realized Gain (Loss)	1,390,992	(1,376,217)	(1,348,546)	(2,472,737)	(6,699,430)	7,586,349	(8,442,390)

CHANGE IN UNREALIZED APPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	2,571,121	5,438,301	14,153,637	40,137,842	17,554,875	57,446,128	43,545,691

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,062,722	$4,183,092	$12,805,091	$39,479,698	$12,119,425	$66,053,439	$37,120,219

	International	International	Health	Real		American Funds	Multi-
	Small-Cap	Value	Sciences	Estate	Technology	Asset Allocation (1)	Strategy

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$267,354	$3,278,408	$21,055	$1,075,352	$—	$26,048	$2,741,743

Net Investment Income	267,354	3,278,408	21,055	1,075,352	—	26,048	2,741,743

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	(1,652,449)	(7,306,310)	(2,633,323)	(19,588,373)	(4,603,086)	7,194	(2,989,954)
Capital gain distributions from affiliated mutual
fund investments	—	—	—	500,356	—	—	—

Realized Gain (Loss)	(1,652,449)	(7,306,310)	(2,633,323)	(19,088,017)	(4,603,086)	7,194	(2,989,954)

CHANGE IN UNREALIZED APPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	6,235,187	41,163,425	6,888,159	34,959,766	9,044,200	108,777	10,305,855

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,850,092	$37,135,523	$4,275,891	$16,947,101	$4,441,114	$142,019	$10,057,644

	Pacific	Pacific
	Dynamix -	Dynamix -	Pacific
	Conservative	Moderate	Dynamix -
	Growth (1)	Growth (1)	Growth (1)

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$5,469	$7,769	$10,214

Net Investment Income	5,469	7,769	10,214

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain on sale of affiliated mutual fund investments	146	580	3,210
Capital gain distributions from affiliated mutual fund investments	4,917	5,301	30,588

Realized Gain	5,063	5,881	33,798

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON AFFILIATED MUTUAL FUND INVESTMENTS	(1,589)	22,913	119,076

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,943	$36,563	$163,088

(1)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2009

	Variable Accounts
					BlackRock	BlackRock	Fidelity VIP
					Basic Value	Global Allocation	Contrafund
	I	II	III	V	V.I. Class III	V.I. Class III	Service Class 2

INVESTMENT INCOME
Dividends from mutual fund investments	$1,421,737	$150,111	$14,452	$171,889	$144,237	$618,624	$467,598

Net Investment Income	1,421,737	150,111	14,452	171,889	144,237	618,624	467,598

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss on sale of mutual fund investments	(12,562,672)	(3,482,162)	(4,554,848)	(3,623,538)	(953,242)	(1,175,267)	(4,464,772)
Capital gain distributions from mutual fund investments	—	—	—	—	—	—	11,381

Realized Loss	(12,562,672)	(3,482,162)	(4,554,848)	(3,623,538)	(953,242)	(1,175,267)	(4,453,391)

CHANGE IN UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	23,998,390	10,759,575	17,953,263	8,216,105	2,842,957	6,286,794	16,234,203

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,857,455	$7,427,524	$13,412,867	$4,764,456	$2,033,952	$5,730,151	$12,248,410

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom Income	Freedom 2010	Freedom 2015	Freedom 2020	Freedom 2025	Freedom 2030	Growth
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2

INVESTMENT INCOME
Dividends from mutual fund investments	$37,701	$29,477	$44,393	$37,506	$68,106	$47,358	$9,865

Net Investment Income	37,701	29,477	44,393	37,506	68,106	47,358	9,865

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	44,560	(38,376)	(152,117)	(138,825)	(95,280)	(202,367)	(427,565)
Capital gain distributions from mutual fund investments	12,479	4,087	14,256	12,686	27,517	10,244	4,345

Realized Gain (Loss)	57,039	(34,289)	(137,861)	(126,139)	(67,763)	(192,123)	(423,220)

CHANGE IN UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	52,671	133,123	369,657	381,531	545,318	461,413	1,683,551

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$147,411	$128,311	$276,189	$292,898	$545,661	$316,648	$1,270,196

							Legg Mason
						Lazard	ClearBridge
	Fidelity VIP	Fidelity VIP		INTECH Risk-		Retirement	Variable
	Mid Cap	Value Strategies	Overseas	Managed Core	Enterprise	U.S. Strategic	Aggressive
	Service Class 2	Service Class 2	Service Class (1)	Service Class	Service Class (2)	Equity	Growth - Class II (3)

INVESTMENT INCOME
Dividends from mutual fund investments	$109,993	$7,245	$115,543	$5,679	$—	$3,774	$—

Net Investment Income	109,993	7,245	115,543	5,679	—	3,774	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(1,798,781)	(872,995)	(6,216,684)	(40,376)	(435,023)	30,850	11,889
Capital gain distributions from mutual fund investments	128,555	—	807,694	—	—	—	—

Realized Gain (Loss)	(1,670,226)	(872,995)	(5,408,990)	(40,376)	(435,023)	30,850	11,889

CHANGE IN UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	9,594,634	1,809,143	20,081,743	142,686	1,622,995	75,195	118,050

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,034,401	$943,393	$14,788,296	$107,989	$1,187,972	$109,819	$129,939

(1)	Formerly named International Growth Service Class Variable Account.

(2)	Formerly named Mid Cap Growth Service Class Variable Account.

(3)	Formerly named Legg Mason Partners Variable Aggressive Growth — Class II Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2009

	Variable Accounts
	Legg Mason
	ClearBridge	MFS New	MFS	NACM	T. Rowe Price	T. Rowe Price	Van Eck
	Variable Mid Cap	Discovery Series	Utilities Series	Small Cap	Blue Chip	Equity	Worldwide
	Core - Class II (1)	Service Class	Service Class	Class I	Growth - II	Income - II	Hard Assets

INVESTMENT INCOME
Dividends from mutual fund investments	$7,745	$—	$111,807	$475	$—	$384,859	$133,457

Net Investment Income	7,745	—	111,807	475	—	384,859	133,457

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss on sale of mutual fund investments	(389,806)	(154,962)	(838,412)	(441,561)	(399,890)	(1,803,412)	(4,279,265)
Capital gain distributions from mutual fund investments	—	—	—	—	—	—	264,653

Realized Loss	(389,806)	(154,962)	(838,412)	(441,561)	(399,890)	(1,803,412)	(4,014,612)

CHANGE IN UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	2,591,525	668,173	1,410,245	659,288	2,104,182	7,178,937	26,695,685

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,209,464	$513,211	$683,640	$218,202	$1,704,292	$5,760,384	$22,814,530

(1)	Formerly named Legg Mason Partners Variable Mid Cap Core — Class II Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Diversified Bond		Floating Rate Loan		High Yield Bond

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$992,232	$1,015,092	$571,152	$616,099	$6,969,695	$6,040,263
Realized loss	(771,661)	(788,475)	(1,151,584)	(366,637)	(8,811,932)	(2,651,121)
Change in unrealized appreciation (depreciation) on investments	3,179,298	(2,400,035)	2,908,915	(3,061,081)	31,179,587	(21,301,693)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,399,869	(2,173,418)	2,328,483	(2,811,619)	29,337,350	(17,912,551)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,541,905	3,579,880	1,407,556	1,102,699	5,679,239	6,256,735
Transfers between variable and fixed accounts, net	5,806,312	(2,751,899)	6,382,569	529,816	10,255,459	9,920,653
Policy maintenance charges	(2,657,949)	(2,348,163)	(1,026,280)	(753,906)	(6,110,001)	(4,715,015)
Policy benefits and terminations	(3,061,952)	(1,007,782)	(1,223,805)	(351,265)	(7,762,251)	(3,526,449)
Other	(380,679)	(355,884)	(137,586)	(135,929)	(420,361)	(616,983)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	3,247,637	(2,883,848)	5,402,454	391,415	1,642,085	7,318,941

NET INCREASE (DECREASE) IN NET ASSETS	6,647,506	(5,057,266)	7,730,937	(2,420,204)	30,979,435	(10,593,610)

NET ASSETS
Beginning of Year	23,379,628	28,436,894	7,029,314	9,449,518	66,223,004	76,816,614

End of Year	$30,027,134	$23,379,628	$14,760,251	$7,029,314	$97,202,439	$66,223,004

	Inflation Managed		Managed Bond		Money Market

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,558,459	$5,126,795	$27,850,176	$18,097,426	$781,732	$5,398,578
Realized gain (loss)	2,730,909	(3,449,176)	25,329,404	2,622,319	(456,726)	949,480
Change in unrealized appreciation (depreciation) on investments	20,792,740	(19,447,075)	24,683,325	(28,768,289)	192,527	(546,119)

Net Increase (Decrease) in Net Assets Resulting from Operations	30,082,108	(17,769,456)	77,862,905	(8,048,544)	517,533	5,801,939

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	14,776,195	15,804,865	25,025,145	27,823,537	163,752,450	196,539,981
Transfers between variable and fixed accounts, net	3,277,088	2,169,168	17,101,351	(15,502,681)	(70,658,064)	(56,812,089)
Policy maintenance charges	(12,920,676)	(12,642,795)	(25,661,067)	(22,993,343)	(32,109,982)	(26,618,019)
Policy benefits and terminations	(12,703,845)	(7,934,766)	(18,023,228)	(13,925,960)	(53,474,950)	(40,327,810)
Other	(1,617,115)	(1,611,484)	(2,492,061)	(2,268,169)	(11,717,543)	(14,263,296)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(9,188,353)	(4,215,012)	(4,049,860)	(26,866,616)	(4,208,089)	58,518,767

NET INCREASE (DECREASE) IN NET ASSETS	20,893,755	(21,984,468)	73,813,045	(34,915,160)	(3,690,556)	64,320,706

NET ASSETS
Beginning of Year	154,324,441	176,308,909	378,720,069	413,635,229	297,173,335	232,852,629

End of Year	$175,218,196	$154,324,441	$452,533,114	$378,720,069	$293,482,779	$297,173,335

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Short Duration Bond		American Funds Growth		American Funds Growth-Income

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,309,737	$1,784,852	$62,454	$369,953	$630,644	$856,343
Realized gain (loss)	(693,343)	(766,496)	(3,139,579)	7,994,380	2,460,493	2,089,210
Change in unrealized appreciation (depreciation) on investments	2,828,858	(3,445,533)	19,876,830	(42,993,043)	11,020,462	(30,484,499)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,445,252	(2,427,177)	16,799,705	(34,628,710)	14,111,599	(27,538,946)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,145,961	5,187,897	7,756,926	9,425,349	7,781,559	9,148,704
Transfers between variable and fixed accounts, net	2,843,286	669,825	(1,888,831)	16,318,885	(204,215)	4,156,706
Policy maintenance charges	(4,090,981)	(3,774,165)	(4,903,819)	(5,467,406)	(5,227,468)	(5,535,731)
Policy benefits and terminations	(4,067,525)	(2,119,655)	(4,327,635)	(1,894,189)	(2,150,527)	(2,650,891)
Other	(289,246)	(1,470,082)	(372,579)	(677,675)	(287,824)	(735,953)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(458,505)	(1,506,180)	(3,735,938)	17,704,964	(88,475)	4,382,835

NET INCREASE (DECREASE) IN NET ASSETS	2,986,747	(3,933,357)	13,063,767	(16,923,746)	14,023,124	(23,156,111)

NET ASSETS
Beginning of Year	41,850,977	45,784,334	46,308,882	63,232,628	45,924,261	69,080,372

End of Year	$44,837,724	$41,850,977	$59,372,649	$46,308,882	$59,947,385	$45,924,261

	Comstock		Diversified Research		Equity

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$764,332	$1,296,903	$528,067	$533,677	$261,168	$200,702
Realized gain (loss)	(4,128,178)	666,453	(4,809,096)	9,459,287	(2,103,000)	5,718,147
Change in unrealized appreciation (depreciation) on investments	16,886,219	(29,311,087)	13,277,228	(32,684,362)	10,419,641	(24,834,989)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,522,373	(27,347,731)	8,996,199	(22,691,398)	8,577,809	(18,916,140)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	7,006,664	9,403,221	3,877,605	5,908,116	3,087,712	3,793,940
Transfers between variable and fixed accounts, net	6,982,838	(11,946,830)	(5,612,599)	(13,830,925)	(1,198,589)	(2,434,902)
Policy maintenance charges	(5,057,193)	(5,273,983)	(3,078,453)	(3,993,056)	(2,869,002)	(3,381,274)
Policy benefits and terminations	(4,121,658)	(2,206,146)	(2,036,986)	(3,039,083)	(2,249,101)	(2,003,785)
Other	(444,864)	(660,928)	(439,833)	(278,683)	(104,812)	(244,684)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,365,787	(10,684,666)	(7,290,266)	(15,233,631)	(3,333,792)	(4,270,705)

NET INCREASE (DECREASE) IN NET ASSETS	17,888,160	(38,032,397)	1,705,933	(37,925,029)	5,244,017	(23,186,845)

NET ASSETS
Beginning of Year	45,345,266	83,377,663	33,277,837	71,202,866	26,180,303	49,367,148

End of Year	$63,233,426	$45,345,266	$34,983,770	$33,277,837	$31,424,320	$26,180,303

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Equity Index		Focused 30		Growth LT

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,588,000	$9,180,322	$—	$20,780	$1,841,797	$1,190,524
Realized gain (loss)	(15,162,468)	9,457,365	(5,510,900)	5,905,145	(7,204,579)	30,516,736
Change in unrealized appreciation (depreciation) on investments	100,359,314	(223,582,824)	17,754,662	(36,331,697)	61,395,799	(150,262,120)

Net Increase (Decrease) in Net Assets Resulting from Operations	91,784,846	(204,945,137)	12,243,762	(30,405,772)	56,033,017	(118,554,860)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	36,800,527	40,957,916	3,062,672	4,224,311	18,110,819	22,715,332
Transfers between variable and fixed accounts, net	9,791,801	23,937,289	(6,094,782)	9,813,229	(5,818,999)	(20,859,960)
Policy maintenance charges	(30,200,045)	(31,517,097)	(2,547,813)	(2,876,282)	(17,405,303)	(19,706,277)
Policy benefits and terminations	(18,342,279)	(30,581,165)	(1,452,603)	(1,104,686)	(12,185,385)	(13,560,387)
Other	(754,599)	(2,311,779)	(239,179)	(494,578)	(870,361)	(1,451,072)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,704,595)	485,164	(7,271,705)	9,561,994	(18,169,229)	(32,862,364)

NET INCREASE (DECREASE) IN NET ASSETS	89,080,251	(204,459,973)	4,972,057	(20,843,778)	37,863,788	(151,417,224)

NET ASSETS
Beginning of Year	347,463,802	551,923,775	29,783,940	50,627,718	162,407,213	313,824,437

End of Year	$436,544,053	$347,463,802	$34,755,997	$29,783,940	$200,271,001	$162,407,213

	Large-Cap Growth		Large-Cap Value		Long/Short Large-Cap (1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$25,873	$—	$2,234,783	$2,293,002	$158,003	$90,844
Realized gain (loss)	(4,740,362)	11,311,285	(3,537,557)	5,927,929	(486,969)	(140,085)
Change in unrealized appreciation (depreciation) on investments	19,616,196	(43,691,736)	25,245,277	(61,997,771)	5,257,070	(6,004,596)

Net Increase (Decrease) in Net Assets Resulting from Operations	14,901,707	(32,380,451)	23,942,503	(53,776,840)	4,928,104	(6,053,837)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	6,495,710	7,196,367	13,109,660	14,911,364	2,830,247	1,503,855
Transfers between variable and fixed accounts, net	5,173,182	2,684,526	7,688,650	(3,101,980)	7,335,435	17,581,098
Policy maintenance charges	(4,748,451)	(4,812,736)	(10,679,497)	(11,268,009)	(1,777,402)	(882,768)
Policy benefits and terminations	(2,560,305)	(2,144,106)	(7,281,360)	(5,904,356)	(1,053,442)	(291,246)
Other	(704,673)	(296,021)	(940,339)	(596,463)	(252,261)	(67,762)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	3,655,463	2,628,030	1,897,114	(5,959,444)	7,082,577	17,843,177

NET INCREASE (DECREASE) IN NET ASSETS	18,557,170	(29,752,421)	25,839,617	(59,736,284)	12,010,681	11,789,340

NET ASSETS
Beginning of Year or Period	33,179,269	62,931,690	98,977,865	158,714,149	11,789,340	—

End of Year or Period	$51,736,439	$33,179,269	$124,817,482	$98,977,865	$23,800,021	$11,789,340

(1)	Operations commenced on May 2, 2008.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Main Street Core		Mid-Cap Equity (1)		Mid-Cap Growth

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,473,009	$1,909,581	$1,263,930	$2,638,122	$151,133	$63,080
Realized gain (loss)	(3,682,939)	15,923,626	(28,594,483)	25,928,219	(4,193,612)	9,013,699
Change in unrealized appreciation (depreciation) on investments	27,725,627	(81,505,834)	64,978,090	(104,107,889)	24,581,045	(39,432,039)

Net Increase (Decrease) in Net Assets Resulting from Operations	25,515,697	(63,672,627)	37,647,537	(75,541,548)	20,538,566	(30,355,260)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	10,659,735	13,932,285	14,138,577	20,464,919	5,648,416	6,912,213
Transfers between variable and fixed accounts, net	(8,717,416)	(4,279,301)	(24,324,906)	(9,306,488)	2,465,558	(7,264,693)
Policy maintenance charges	(9,333,728)	(10,787,952)	(10,786,901)	(13,195,649)	(4,427,782)	(4,515,174)
Policy benefits and terminations	(6,882,456)	(7,415,589)	(7,255,927)	(6,352,108)	(2,654,769)	(1,968,226)
Other	(339,302)	(865,415)	(623,492)	(1,705,303)	(494,058)	(621,102)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(14,613,167)	(9,415,972)	(28,852,649)	(10,094,629)	537,365	(7,456,982)

NET INCREASE (DECREASE) IN NET ASSETS	10,902,530	(73,088,599)	8,794,888	(85,636,177)	21,075,931	(37,812,242)

NET ASSETS
Beginning of Year	98,370,807	171,459,406	118,162,029	203,798,206	32,212,994	70,025,236

End of Year	$109,273,337	$98,370,807	$126,956,917	$118,162,029	$53,288,925	$32,212,994

	Mid-Cap Value (2)		Small-Cap Equity		Small-Cap Growth

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$100,609		$121,008	$89,970	$—	$—
Realized gain (loss)	1,390,992		(1,376,217)	123,500	(1,348,546)	5,598,087
Change in unrealized appreciation (depreciation) on investments	2,571,121		5,438,301	(5,221,333)	14,153,637	(29,796,598)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,062,722		4,183,092	(5,007,863)	12,805,091	(24,198,511)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,481,575		2,379,786	2,234,062	3,918,923	4,957,731
Transfers between variable and fixed accounts, net	13,668,271		584,203	7,599,632	(1,644,487)	2,681,215
Policy maintenance charges	(941,377)		(1,525,901)	(1,253,182)	(3,072,137)	(3,233,360)
Policy benefits and terminations	(512,079)		(837,562)	(403,834)	(1,730,168)	(1,657,614)
Other	(148,726)		(77,079)	(86,265)	(136,705)	(415,728)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	13,547,664		523,447	8,090,413	(2,664,574)	2,332,244

NET INCREASE (DECREASE) IN NET ASSETS	17,610,386		4,706,539	3,082,550	10,140,517	(21,866,267)

NET ASSETS
Beginning of Year or Period	—		14,496,396	11,413,846	28,720,306	50,586,573

End of Year or Period	$17,610,386		$19,202,935	$14,496,396	$38,860,823	$28,720,306

(1)	Formerly named Mid-Cap Value Variable Account.

(2)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Small-Cap Index		Small-Cap Value		Emerging Markets

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,814,593	$4,417,250	$1,263,980	$1,523,598	$1,020,962	$2,038,432
Realized gain (loss)	(2,472,737)	20,470,370	(6,699,430)	3,772,423	7,586,349	38,338,725
Change in unrealized appreciation (depreciation) on investments	40,137,842	(111,194,667)	17,554,875	(24,375,256)	57,446,128	(118,152,611)

Net Increase (Decrease) in Net Assets Resulting from Operations	39,479,698	(86,307,047)	12,119,425	(19,079,235)	66,053,439	(77,775,454)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	12,254,501	16,673,586	5,358,168	6,166,199	10,348,804	12,359,938
Transfers between variable and fixed accounts, net	(5,864,381)	(17,021,436)	864,280	6,200,432	(1,020,506)	(14,532,935)
Policy maintenance charges	(12,016,850)	(13,945,569)	(3,911,467)	(3,960,864)	(8,400,668)	(8,585,682)
Policy benefits and terminations	(11,054,679)	(11,290,457)	(2,350,041)	(1,268,192)	(5,941,083)	(4,839,981)
Other	(631,116)	(2,175,915)	(348,096)	(943,926)	(556,172)	(2,019,413)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(17,312,525)	(27,759,791)	(387,156)	6,193,649	(5,569,625)	(17,618,073)

NET INCREASE (DECREASE) IN NET ASSETS	22,167,173	(114,066,838)	11,732,269	(12,885,586)	60,483,814	(95,393,527)

NET ASSETS
Beginning of Year	154,492,786	268,559,624	48,025,798	60,911,384	82,375,964	177,769,491

End of Year	$176,659,959	$154,492,786	$59,758,067	$48,025,798	$142,859,778	$82,375,964

	International Large-Cap		International Small-Cap		International Value

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,016,918	$3,519,457	$267,354	$464,866	$3,278,408	$6,531,012
Realized gain (loss)	(8,442,390)	40,172,932	(1,652,449)	(114,126)	(7,306,310)	21,617,596
Change in unrealized appreciation (depreciation) on investments	43,545,691	(111,436,559)	6,235,187	(12,206,545)	41,163,425	(167,411,529)

Net Increase (Decrease) in Net Assets Resulting from Operations	37,120,219	(67,744,170)	4,850,092	(11,855,805)	37,135,523	(139,262,921)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	13,516,687	17,994,464	2,851,103	3,606,317	16,305,398	23,174,580
Transfers between variable and fixed accounts, net	(6,138,238)	(1,786,581)	2,102,596	2,184,160	(14,253,994)	(11,495,377)
Policy maintenance charges	(11,206,101)	(11,731,363)	(1,752,841)	(1,681,896)	(12,806,387)	(15,900,772)
Policy benefits and terminations	(6,385,888)	(6,793,114)	(908,810)	(706,984)	(10,310,443)	(10,915,568)
Other	(546,098)	(1,275,173)	(116,775)	(216,501)	(1,235,145)	(1,992,023)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(10,759,638)	(3,591,767)	2,175,273	3,185,096	(22,300,571)	(17,129,160)

NET INCREASE (DECREASE) IN NET ASSETS	26,360,581	(71,335,937)	7,025,365	(8,670,709)	14,834,952	(156,392,081)

NET ASSETS
Beginning of Year	121,327,391	192,663,328	15,110,867	23,781,576	149,496,258	305,888,339

End of Year	$147,687,972	$121,327,391	$22,136,232	$15,110,867	$164,331,210	$149,496,258

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Health Sciences		Real Estate		Technology

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$21,055	$269,679	$1,075,352	$3,028,938	$—	$16,884
Realized gain (loss)	(2,633,323)	2,826,861	(19,088,017)	26,102,739	(4,603,086)	2,861,783
Change in unrealized appreciation (depreciation) on investments	6,888,159	(10,408,585)	34,959,766	(64,005,170)	9,044,200	(14,255,499)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,275,891	(7,312,045)	16,947,101	(34,873,493)	4,441,114	(11,376,832)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,664,374	2,632,800	6,208,810	8,108,882	1,221,948	1,693,850
Transfers between variable and fixed accounts, net	(385,754)	1,592,251	(4,264,742)	(789,326)	732,767	(913,258)
Policy maintenance charges	(1,438,151)	(1,499,835)	(4,709,410)	(6,016,645)	(1,181,870)	(1,234,957)
Policy benefits and terminations	(927,629)	(1,184,353)	(3,414,908)	(3,229,004)	(803,769)	(680,255)
Other	(564,616)	(184,661)	77,479	(820,831)	(164,666)	(107,432)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,651,776)	1,356,202	(6,102,771)	(2,746,924)	(195,590)	(1,242,052)

NET INCREASE (DECREASE) IN NET ASSETS	2,624,115	(5,955,843)	10,844,330	(37,620,417)	4,245,524	(12,618,884)

NET ASSETS
Beginning of Year	17,348,617	23,304,460	54,036,431	91,656,848	10,078,433	22,697,317

End of Year	19,972,732	$17,348,617	$64,880,761	54,036,431	$14,323,957	$10,078,433

	American Funds				Pacific Dynamix -
	Asset Allocation (1)		Multi-Strategy		Conservative Growth (1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$26,048		$2,741,743	$116,980	$5,469
Realized gain (loss)	7,194		(2,989,954)	5,505,754	5,063
Change in unrealized appreciation (depreciation) on investments	108,777		10,305,855	(46,858,982)	(1,589)

Net Increase (Decrease) in Net Assets Resulting from Operations	142,019		10,057,644	(41,236,248)	8,943

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	55,784		4,542,012	5,768,862	10,884
Transfers between variable and fixed accounts, net	2,347,896		(2,846,398)	(1,989,868)	497,852
Policy maintenance charges	(37,604)		(4,387,596)	(5,442,270)	(10,575)
Policy benefits and terminations	(4,157)		(3,349,615)	(6,556,678)	—
Other	(7,728)		(47,564)	(1,003,031)	(236)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,354,191		(6,089,161)	(9,222,985)	497,925

NET INCREASE (DECREASE) IN NET ASSETS	2,496,210		3,968,483	(50,459,233)	506,868

NET ASSETS
Beginning of Year or Periods	—		48,183,776	98,643,009	—

End of Year or Periods	$2,496,210		$52,152,259	$48,183,776	$506,868

(1)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Pacific Dynamix -
	Moderate Growth (1)		Pacific Dynamix - Growth (1)		I

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,769		$10,214		$1,421,737	$2,800,210
Realized gain (loss)	5,881		33,798		(12,562,672)	3,158,077
Change in unrealized appreciation (depreciation) on investments	22,913		119,076		23,998,390	(50,432,755)

Net Increase (Decrease) in Net Assets Resulting from Operations	36,563		163,088		12,857,455	(44,474,468)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	9,491		40,079		5,303,454	7,204,220
Transfers between variable and fixed accounts, net	781,094		1,316,560		(6,304,378)	(14,182,057)
Policy maintenance charges	(13,316)		(12,490)		(3,858,630)	(4,695,271)
Policy benefits and terminations	—		(80)		(1,557,410)	(2,343,352)
Other	9,116		(816)		48,636	(914,370)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	786,385		1,343,253		(6,368,328)	(14,930,830)

NET INCREASE (DECREASE) IN NET ASSETS	822,948		1,506,341		6,489,127	(59,405,298)

NET ASSETS
Beginning of Year or Periods	—		—		59,256,956	118,662,254

End of Year or Periods	$822,948		$1,506,341		$65,746,083	$59,256,956

	II		III		V

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$150,111	$6,423	$14,452	$—	$171,889	$11,705
Realized gain (loss)	(3,482,162)	1,609,528	(4,554,848)	(118,770)	(3,623,538)	257,027
Change in unrealized appreciation (depreciation) on investments	10,759,575	(21,692,255)	17,953,263	(21,075,694)	8,216,105	(10,240,219)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,427,524	(20,076,304)	13,412,867	(21,194,464)	4,764,456	(9,971,487)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,234,415	2,937,932	2,622,406	3,204,391	1,744,698	2,268,004
Transfers between variable and fixed accounts, net	(3,312,482)	3,413,263	(4,756,942)	1,327,852	(2,090,101)	5,905,905
Policy maintenance charges	(1,661,761)	(1,844,586)	(2,128,461)	(2,425,879)	(1,494,985)	(1,446,925)
Policy benefits and terminations	(596,524)	(915,263)	(905,680)	(1,362,939)	(294,397)	(841,653)
Other	306,154	(186,489)	(30,507)	(470,645)	152,560	(109,878)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,030,198)	3,404,857	(5,199,184)	272,780	(1,982,225)	5,775,453

NET INCREASE (DECREASE) IN NET ASSETS	4,397,326	(16,671,447)	8,213,683	(20,921,684)	2,782,231	(4,196,034)

NET ASSETS
Beginning of Year	21,954,840	38,626,287	29,764,785	50,686,469	20,313,595	24,509,629

End of Year	$26,352,166	$21,954,840	$37,978,468	$29,764,785	$23,095,826	$20,313,595

(1)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	BlackRock Basic Value		BlackRock Global Allocation		Fidelity VIP Contrafund
	V.I. Class III		V.I. Class III		Service Class 2

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$144,237	$155,920	$618,624	$586,794	$467,598	$416,087
Realized loss	(953,242)	(676,868)	(1,175,267)	(1,129,060)	(4,453,391)	(4,795,630)
Change in unrealized appreciation (depreciation) on investments	2,842,957	(2,339,917)	6,286,794	(5,222,218)	16,234,203	(21,904,535)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,033,952	(2,860,865)	5,730,151	(5,764,484)	12,248,410	(26,284,078)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	624,213	901,273	3,168,418	2,450,149	3,868,527	5,909,642
Transfers between variable and fixed accounts, net	1,494,042	2,849,847	11,957,028	16,058,303	(329,664)	3,361,662
Policy maintenance charges	(454,337)	(371,277)	(2,420,200)	(1,452,600)	(2,681,490)	(2,809,421)
Policy benefits and terminations	(213,956)	(59,916)	(1,140,632)	(545,875)	(1,621,942)	(1,084,930)
Other	19,109	(73,038)	(1,022,573)	(288,476)	(128,974)	(403,701)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,469,071	3,246,889	10,542,041	16,221,501	(893,543)	4,973,252

NET INCREASE (DECREASE) IN NET ASSETS	3,503,023	386,024	16,272,192	10,457,017	11,354,867	(21,310,826)

NET ASSETS
Beginning of Year	5,407,138	5,021,114	22,240,628	11,783,611	35,675,424	56,986,250

End of Year	$8,910,161	$5,407,138	$38,512,820	$22,240,628	$47,030,291	$35,675,424

	Fidelity VIP Freedom Income		Fidelity VIP Freedom 2010		Fidelity VIP Freedom 2015
	Service Class 2		Service Class 2		Service Class 2

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$37,701	$13,081	$29,477	$12,833	$44,393	$22,985
Realized gain (loss)	57,039	(3,289)	(34,289)	(376,555)	(137,861)	(3,862)
Change in unrealized appreciation (depreciation) on investments	52,671	(17,454)	133,123	(69,266)	369,657	(180,024)

Net Increase (Decrease) in Net Assets Resulting from Operations	147,411	(7,662)	128,311	(432,988)	276,189	(160,901)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	62,581	11,749	109,808	671,541	109,859	59,498
Transfers between variable and fixed accounts, net	244,735	361,834	291,057	254,390	603,033	713,026
Policy maintenance charges	(61,357)	(6,684)	(53,794)	(157,650)	(99,983)	(50,188)
Policy benefits and terminations	(33,463)	(13,723)	(30,564)	(22,687)	(227,657)	(1,057)
Other	159	(3,384)	(752)	(2,477)	24,214	(178,589)

Net Increase in Net Assets Derived from Policy Transactions	212,655	349,792	315,755	743,117	409,466	542,690

NET INCREASE IN NET ASSETS	360,066	342,130	444,066	310,129	685,655	381,789

NET ASSETS
Beginning of Year	353,588	11,458	394,202	84,073	719,351	337,562

End of Year	$713,654	$353,588	$838,268	$394,202	$1,405,006	$719,351

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Fidelity VIP Freedom 2020		Fidelity VIP Freedom 2025		Fidelity VIP Freedom 2030
	Service Class 2		Service Class 2		Service Class 2

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$37,506	$23,331	$68,106	$51,958	$47,358	$18,092
Realized gain (loss)	(126,139)	13,389	(67,763)	106,366	(192,123)	(47,141)
Change in unrealized appreciation (depreciation) on investments	381,531	(299,869)	545,318	(998,538)	461,413	(318,281)

Net Increase (Decrease) in Net Assets Resulting from Operations	292,898	(263,149)	545,661	(840,214)	316,648	(347,330)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	265,089	169,979	178,654	127,256	232,081	157,984
Transfers between variable and fixed accounts, net	231,103	837,482	210,707	121,410	1,646,549	854,270
Policy maintenance charges	(117,487)	(51,854)	(166,031)	(148,094)	(115,918)	(47,766)
Policy benefits and terminations	(41,122)	(26,026)	(12,171)	(932)	(75,674)	(110,176)
Other	(55,093)	278	(21,972)	(5,505)	126	180

Net Increase in Net Assets Derived from Policy Transactions	282,490	929,859	189,187	94,135	1,687,164	854,492

NET INCREASE (DECREASE) IN NET ASSETS	575,388	666,710	734,848	(746,079)	2,003,812	507,162

NET ASSETS
Beginning of Year	760,537	93,827	1,667,848	2,413,927	643,494	136,332

End of Year	$1,335,925	$760,537	$2,402,696	$1,667,848	$2,647,306	$643,494

	Fidelity VIP Growth		Fidelity VIP Mid Cap		Fidelity VIP Value Strategies
	Service Class 2		Service Class 2		Service Class 2

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$9,865	$37,476	$109,993	$64,703	$7,245	$13,128
Realized gain (loss)	(423,220)	(92,890)	(1,670,226)	2,882,844	(872,995)	(639,545)
Change in unrealized appreciation (depreciation) on investments	1,683,551	(3,190,823)	9,594,634	(15,434,842)	1,809,143	(999,345)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,270,196	(3,246,237)	8,034,401	(12,487,295)	943,393	(1,625,762)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	252,480	300,750	2,127,858	2,715,846	298,957	355,225
Transfers between variable and fixed accounts, net	459,072	3,811,105	1,665,265	(297,312)	183,413	(1,209,334)
Policy maintenance charges	(233,079)	(247,772)	(1,528,309)	(1,469,291)	(243,348)	(234,638)
Policy benefits and terminations	(152,913)	(31,082)	(1,061,065)	(519,222)	(114,291)	(195,835)
Other	(3,250)	(22,385)	19,021	(147,768)	(91,515)	(14,741)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	322,310	3,810,616	1,222,770	282,253	33,216	(1,299,323)

NET INCREASE (DECREASE) IN NET ASSETS	1,592,506	564,379	9,257,171	(12,205,042)	976,609	(2,925,085)

NET ASSETS
Beginning of Year	4,120,601	3,556,222	19,236,052	31,441,094	1,372,358	4,297,443

End of Year	$5,713,107	$4,120,601	$28,493,223	$19,236,052	$2,348,967	$1,372,358

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Overseas		INTECH Risk-Managed Core		Enterprise
	Service Class (1)		Service Class		Service Class (2)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$115,543	$243,316	$5,679	$2,757	$—	$2,680
Realized gain (loss)	(5,408,990)	523,764	(40,376)	(444,333)	(435,023)	44,602
Change in unrealized appreciation (depreciation) on investments	20,081,743	(16,926,725)	142,686	(38,953)	1,622,995	(1,859,894)

Net Increase (Decrease) in Net Assets Resulting from Operations	14,788,296	(16,159,645)	107,989	(480,529)	1,187,972	(1,812,612)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,323,931	1,560,415	81,102	51,374	278,374	327,647
Transfers between variable and fixed accounts, net	3,209,503	25,518,734	187,436	722,167	(78,400)	3,502,581
Policy maintenance charges	(1,622,282)	(2,323,884)	(41,289)	(82,856)	(159,890)	(99,061)
Policy benefits and terminations	(846,750)	(328,228)	(1,558)	(71,204)	(96,809)	(17,123)
Other	(43,549)	(210,897)	6,767	(45,708)	(8,932)	(58,987)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	3,020,853	24,216,140	232,458	573,773	(65,657)	3,655,057

NET INCREASE IN NET ASSETS	17,809,149	8,056,495	340,447	93,244	1,122,315	1,842,445

NET ASSETS
Beginning of Year	18,429,844	10,373,349	251,099	157,855	2,757,111	914,666

End of Year	$36,238,993	$18,429,844	$591,546	$251,099	$3,879,426	$2,757,111

	Lazard Retirement		Legg Mason ClearBridge Variable		Legg Mason ClearBridge Variable
	U.S. Strategic Equity		Aggressive Growth - Class II (3)		Mid Cap Core - Class II (4)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,774	$920	$—	$—	$7,745	$—
Realized gain (loss)	30,850	(12,084)	11,889	(31,909)	(389,806)	(70,799)
Change in unrealized appreciation (depreciation) on investments	75,195	(18,082)	118,050	(71,965)	2,591,525	(2,111,950)

Net Increase (Decrease) in Net Assets Resulting from Operations	109,819	(29,246)	129,939	(103,874)	2,209,464	(2,182,749)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	30,477	20,318	52,067	56,080	143,516	73,354
Transfers between variable and fixed accounts, net	218,100	72,502	207,835	297,898	781,833	8,220,995
Policy maintenance charges	(22,047)	(8,981)	(35,966)	(26,199)	(322,951)	(88,598)
Policy benefits and terminations	(26)	—	(4,310)	—	(1,781,240)	(1,819)
Other	(184)	103	(372)	362	96,354	3,734

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	226,320	83,942	219,254	328,141	(1,082,488)	8,207,666

NET INCREASE IN NET ASSETS	336,139	54,696	349,193	224,267	1,126,976	6,024,917

NET ASSETS
Beginning of Year	87,381	32,685	303,371	79,104	6,147,689	122,772

End of Year	$423,520	$87,381	$652,564	$303,371	$7,274,665	$6,147,689

(1)	Formerly named International Growth Service Class Variable Account.

(2)	Formerly named Mid Cap Growth Service Class Variable Account.

(3)	Formerly named Legg Mason Partners Variable Aggressive Growth - Class II Variable Account.

(4)	Formerly named Legg Mason Partners Variable Mid Cap Core - Class II Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	MFS New Discovery Series		MFS Utilities Series
	Service Class		Service Class		NACM Small Cap Class I (1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$111,807	$59,498	$475	$—
Realized gain (loss)	(154,962)	(56,894)	(838,412)	(1,080,755)	(441,561)	86,635
Change in unrealized appreciation (depreciation) on investments	668,173	(216,017)	1,410,245	(1,851,470)	659,288	(593,869)

Net Increase (Decrease) in Net Assets Resulting from Operations	513,211	(272,911)	683,640	(2,872,727)	218,202	(507,234)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	302,664	63,295	321,419	398,132	73,642	115,870
Transfers between variable and fixed accounts, net	1,843,058	557,214	(103,935)	(8,727,545)	63,452	1,136,164
Policy maintenance charges	(88,364)	(24,179)	(213,114)	(302,406)	(48,958)	(32,116)
Policy benefits and terminations	(31,985)	(8,476)	(151,641)	(108,740)	(41,515)	(1,076)
Other	(6,927)	75	(82,668)	(28,939)	(1,671)	(54,522)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,018,446	587,929	(229,939)	(8,769,498)	44,950	1,164,320

NET INCREASE (DECREASE) IN NET ASSETS	2,531,657	315,018	453,701	(11,642,225)	263,152	657,086

NET ASSETS
Beginning of Year	528,886	213,868	2,694,522	14,336,747	797,193	140,107

End of Year	$3,060,543	$528,886	$3,148,223	$2,694,522	$1,060,345	$797,193

	T. Rowe Price		T. Rowe Price		Van Eck
	Blue Chip Growth - II		Equity Income - II		Worldwide Hard Assets

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$4,829	$384,859	$567,669	$133,457	$171,913
Realized gain (loss)	(399,890)	(167,354)	(1,803,412)	(2,177,581)	(4,014,612)	10,407,498
Change in unrealized appreciation (depreciation) on investments	2,104,182	(2,122,224)	7,178,937	(9,219,989)	26,695,685	(47,039,325)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,704,292	(2,284,749)	5,760,384	(10,829,901)	22,814,530	(36,459,914)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	724,858	678,912	2,301,710	2,422,784	4,677,260	5,697,057
Transfers between variable and fixed accounts, net	2,321,884	75,136	3,919,810	516,816	3,318,002	15,276,266
Policy maintenance charges	(522,693)	(434,624)	(1,436,505)	(1,428,817)	(3,788,613)	(3,044,375)
Policy benefits and terminations	(309,533)	(203,502)	(764,364)	(677,609)	(1,514,469)	(2,005,527)
Other	(49,024)	(30,490)	125,593	(229,598)	39,696	(390,953)

Net Increase in Net Assets Derived from Policy Transactions	2,165,492	85,432	4,146,244	603,576	2,731,876	15,532,468

NET INCREASE (DECREASE) IN NET ASSETS	3,869,784	(2,199,317)	9,906,628	(10,226,325)	25,546,406	(20,927,446)

NET ASSETS
Beginning of Year	3,262,380	5,461,697	18,474,390	28,700,715	42,093,765	63,021,211

End of Year	$7,132,164	$3,262,380	$28,381,018	$18,474,390	$67,640,171	$42,093,765

(1)	Formerly named OpCap Small Cap Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
     A summary of accumulation unit values (“AUV”), total units outstanding, total net assets, expense ratios, investment income ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Total Units	Total Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Ratio (1)	Income Ratio (2)	Return (3)
Diversified Bond
2009	$11.21	2,677,541	$30,027,134	0.00%	3.80%	14.13%
2008	9.83	2,379,452	23,379,628	0.00%	3.84%	(7.80%)
2007	10.66	2,668,272	28,436,894	0.00%	5.09%	1.32%
05/01/2006 — 12/31/2006	10.52	997,088	10,488,157	0.00%	4.65%	5.19%

Floating Rate Loan
2009	$8.63	1,711,048	$14,760,251	0.00%	5.08%	24.31%
2008	6.94	1,012,929	7,029,314	0.00%	6.98%	(29.28%)
05/04/2007 — 12/31/2007	9.81	962,991	9,449,518	0.00%	7.28%	(1.89%)

High Yield Bond
2009	$43.44	2,237,443	$97,202,439	0.00%	7.99%	39.87%
2008	31.06	2,132,137	66,223,004	0.00%	8.71%	(22.20%)
2007	39.92	1,924,183	76,816,614	0.00%	7.58%	2.44%
2006	38.97	1,921,427	74,879,252	0.00%	7.33%	9.42%
2005	35.61	2,046,323	72,878,683	0.00%	7.05%	2.37%

Inflation Managed
2009	$45.92	3,815,481	$175,218,196	0.00%	4.10%	20.80%
2008	38.02	4,059,495	154,324,441	0.00%	2.85%	(9.34%)
2007	41.93	4,204,544	176,308,909	0.00%	4.27%	10.14%
2006	38.07	4,088,136	155,646,544	0.00%	3.97%	0.52%
2005	37.88	4,076,452	154,399,403	0.00%	3.00%	2.54%

Managed Bond
2009	$50.32	8,992,559	$452,533,114	0.00%	6.81%	21.01%
2008	41.59	9,106,840	378,720,069	0.00%	4.41%	(1.71%)
2007	42.31	9,776,620	413,635,229	0.00%	4.47%	8.53%
2006	38.98	9,025,168	351,828,277	0.00%	4.05%	4.81%
2005	37.19	8,493,958	315,929,669	0.00%	3.40%	2.63%

Money Market
2009	$23.42	12,533,277	$293,482,779	0.00%	0.25%	0.17%
2008	23.38	12,712,480	297,173,335	0.00%	2.15%	2.36%
2007	22.84	10,196,175	232,852,629	0.00%	4.85%	4.99%
2006	21.75	8,657,137	188,307,581	0.00%	4.64%	4.69%
2005	20.78	9,011,395	187,232,550	0.00%	2.74%	2.82%

Short Duration Bond
2009	$11.66	3,846,075	$44,837,724	0.00%	3.13%	8.66%
2008	10.73	3,900,654	41,850,977	0.00%	3.87%	(5.09%)
2007	11.31	4,049,884	45,784,334	0.00%	4.52%	4.47%
2006	10.82	4,144,613	44,852,141	0.00%	4.11%	4.27%
2005	10.38	3,819,364	39,640,832	0.00%	3.05%	1.57%

American Funds Growth
2009	$11.43	5,195,477	$59,372,649	0.00%	0.13%	38.86%
2008	8.23	5,627,232	46,308,882	0.00%	0.60%	(44.19%)
2007	14.74	4,288,451	63,232,628	0.00%	0.42%	11.93%
2006	13.17	4,463,397	58,796,109	0.00%	0.69%	9.81%
05/03/2005 — 12/31/2005	12.00	2,211,749	26,532,950	0.00%	0.78%	19.96%

American Funds Growth-Income
2009	$10.68	5,610,441	$59,947,385	0.00%	1.26%	30.74%
2008	8.17	5,619,154	45,924,261	0.00%	1.41%	(38.08%)
2007	13.20	5,233,800	69,080,372	0.00%	1.31%	4.66%
2006	12.61	4,458,099	56,224,609	0.00%	1.62%	14.77%
05/03/2005 — 12/31/2005	10.99	1,681,919	18,481,536	0.00%	1.92%	9.88%

Comstock
2009	$10.12	6,250,352	$63,233,426	0.00%	1.52%	28.68%
2008	7.86	5,767,472	45,345,266	0.00%	2.02%	(36.79%)
2007	12.44	6,703,119	83,377,663	0.00%	1.54%	(3.01%)
2006	12.83	4,730,546	60,669,698	0.00%	1.76%	16.33%
2005	11.02	3,673,500	40,498,213	0.00%	1.39%	4.36%

Diversified Research
2009	$11.91	2,937,995	$34,983,770	0.00%	1.66%	32.40%
2008	8.99	3,700,234	33,277,837	0.00%	1.04%	(39.07%)
2007	14.76	4,824,065	71,202,866	0.00%	0.71%	1.19%
2006	14.59	5,271,188	76,886,161	0.00%	0.67%	11.97%
2005	13.03	5,109,087	66,554,596	0.00%	0.47%	5.24%

Equity
2009	$11.41	2,754,697	$31,424,320	0.00%	0.94%	35.23%
2008	8.44	3,103,463	26,180,303	0.00%	0.51%	(41.12%)
2007	14.33	3,445,626	49,367,148	0.00%	0.22%	6.27%
2006	13.48	3,338,286	45,007,199	0.00%	0.37%	8.65%
2005	12.41	4,011,507	49,777,144	0.00%	0.26%	6.53%

Equity Index
2009	$45.04	9,693,106	$436,544,053	0.00%	1.79%	26.36%
2008	35.64	9,749,024	347,463,802	0.00%	2.00%	(37.35%)
2007	56.89	9,701,628	551,923,775	0.00%	1.84%	5.23%
2006	54.06	10,173,850	550,028,122	0.00%	1.77%	15.52%
2005	46.80	10,743,851	502,817,844	0.00%	1.46%	4.67%

See Notes to Financial Statements	See explanation of references on SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Total Units	Total Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Ratio (1)	Income Ratio (2)	Return (3)
Focused 30
2009	$12.33	2,819,667	$34,755,997	0.00%	0.00%	50.43%
2008	8.19	3,634,894	29,783,940	0.00%	0.05%	(50.14%)
2007	16.43	3,080,715	50,627,718	0.00%	0.43%	31.84%
2006	12.46	2,287,373	28,511,623	0.00%	0.07%	23.71%
2005	10.08	1,809,953	18,236,050	0.00%	1.06%	22.07%

Growth LT
2009	$40.75	4,914,745	$200,271,001	0.00%	1.07%	37.28%
2008	29.68	5,471,535	162,407,213	0.00%	0.49%	(40.95%)
2007	50.27	6,242,947	313,824,437	0.00%	0.44%	15.63%
2006	43.47	6,931,734	301,351,116	0.00%	0.60%	9.72%
2005	39.62	7,403,306	293,349,777	0.00%	0.25%	7.68%

Large-Cap Growth (4)
2009	$6.31	8,196,379	$51,736,439	0.00%	0.06%	40.50%
2008	4.49	7,385,240	33,179,269	0.00%	0.00%	(50.47%)
2007	9.07	6,937,338	62,931,690	0.00%	0.00%	21.63%
2006	7.46	8,055,216	60,078,214	0.00%	0.21%	(3.82%)
2005	7.75	7,040,498	54,593,520	0.00%	0.34%	2.94%

Large-Cap Value
2009	$13.94	8,956,147	$124,817,482	0.00%	2.11%	23.13%
2008	11.32	8,744,818	98,977,865	0.00%	1.76%	(34.80%)
2007	17.36	9,143,314	158,714,149	0.00%	1.18%	3.54%
2006	16.77	9,331,394	156,441,283	0.00%	1.25%	17.58%
2005	14.26	9,608,665	137,007,537	0.00%	1.29%	6.16%

Long/Short Large-Cap
2009	$8.42	2,826,468	$23,800,021	0.00%	0.92%	27.56%
05/02/2008 — 12/31/2008	6.60	1,785,967	11,789,340	0.00%	0.97%	(35.04%)

Main Street Core
2009	$43.71	2,500,133	$109,273,337	0.00%	1.51%	29.36%
2008	33.79	2,911,427	98,370,807	0.00%	1.39%	(38.87%)
2007	55.27	3,102,111	171,459,406	0.00%	1.20%	4.40%
2006	52.94	2,987,945	158,190,552	0.00%	1.24%	15.18%
2005	45.97	3,318,283	152,528,923	0.00%	1.11%	5.99%

Mid-Cap Equity (5)
2009	$21.09	6,018,439	$126,956,917	0.00%	1.12%	39.65%
2008	15.11	7,822,686	118,162,029	0.00%	1.58%	(39.00%)
2007	24.76	8,230,390	203,798,206	0.00%	0.74%	(2.15%)
2006	25.31	8,035,634	203,350,799	0.00%	0.69%	14.97%
2005	22.01	7,960,146	175,210,180	0.00%	0.54%	8.87%

Mid-Cap Growth
2009	$8.64	6,166,014	$53,288,925	0.00%	0.35%	59.33%
2008	5.42	5,938,701	32,212,994	0.00%	0.12%	(48.36%)
2007	10.50	6,666,596	70,025,236	0.00%	0.48%	22.92%
2006	8.55	6,053,274	51,728,324	0.00%	0.23%	8.93%
2005	7.84	4,677,898	36,697,161	0.00%	0.00%	17.90%

Mid-Cap Value (6)
02/13/2009 — 12/31/2009	$14.58	1,208,072	$17,610,386	0.00%	1.03%	42.90%

Small-Cap Equity (7)
2009	$13.98	1,373,316	$19,202,935	0.00%	0.79%	30.22%
2008	10.74	1,349,982	14,496,396	0.00%	0.62%	(26.11%)
2007	14.53	785,370	11,413,846	0.00%	0.24%	6.04%
2006	13.71	415,525	5,695,033	0.00%	0.89%	18.68%
05/03/2005 — 12/31/2005	11.55	208,894	2,412,411	0.00%	0.86%	15.48%

Small-Cap Growth (8)
2009	$12.19	3,188,386	$38,860,823	0.00%	0.00%	47.44%
2008	8.27	3,474,237	28,720,306	0.00%	0.00%	(47.11%)
2007	15.63	3,236,389	50,586,573	0.00%	0.00%	15.10%
2006	13.58	2,986,761	40,560,290	0.00%	0.26%	5.07%
2005	12.93	3,275,109	42,331,400	0.00%	0.22%	2.66%

Small-Cap Index
2009	$15.71	11,242,905	$176,659,959	0.00%	1.19%	28.19%
2008	12.26	12,603,955	154,492,786	0.00%	2.04%	(35.03%)
2007	18.87	14,234,769	268,559,624	0.00%	1.25%	(2.02%)
2006	19.25	15,783,089	303,894,564	0.00%	1.52%	17.79%
2005	16.35	17,236,081	281,759,120	0.00%	0.49%	4.38%

Small-Cap Value
2009	$20.23	2,953,532	$59,758,067	0.00%	2.59%	27.18%
2008	15.91	3,018,819	48,025,798	0.00%	2.59%	(28.23%)
2007	22.16	2,748,103	60,911,384	0.00%	1.85%	3.14%
2006	21.49	2,994,334	64,351,383	0.00%	2.51%	19.75%
2005	17.95	2,557,703	45,901,085	0.00%	1.37%	13.65%

Emerging Markets
2009	$31.72	4,503,441	$142,859,778	0.00%	0.95%	84.79%
2008	17.17	4,798,685	82,375,964	0.00%	1.48%	(47.68%)
2007	32.81	5,417,715	177,769,491	0.00%	1.16%	33.09%
2006	24.65	5,128,600	126,439,320	0.00%	0.78%	24.40%
2005	19.82	4,934,335	97,790,451	0.00%	1.09%	41.47%

See Notes to Financial Statements	See explanation of references on SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Total Units	Total Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Ratio (1)	Income Ratio (2)	Return (3)
International Large-Cap
2009	$11.05	13,371,427	$147,687,972	0.00%	1.63%	33.61%
2008	8.27	14,676,980	121,327,391	0.00%	2.16%	(35.35%)
2007	12.79	15,067,071	192,663,328	0.00%	1.58%	9.26%
2006	11.70	15,768,095	184,533,716	0.00%	2.89%	27.00%
2005	9.21	14,566,843	134,228,198	0.00%	0.87%	12.70%

International Small-Cap
2009	$7.34	3,017,020	$22,136,232	0.00%	1.53%	30.28%
2008	5.63	2,683,144	15,110,867	0.00%	2.30%	(47.84%)
2007	10.80	2,202,534	23,781,576	0.00%	1.34%	4.73%
05/01/2006 — 12/31/2006	10.31	1,248,871	12,875,311	0.00%	0.23%	3.10%

International Value
2009	$23.25	7,068,121	$164,331,210	0.00%	2.21%	28.00%
2008	18.16	8,230,656	149,496,258	0.00%	2.77%	(47.78%)
2007	34.78	8,793,719	305,888,339	0.00%	2.01%	6.24%
2006	32.74	8,634,107	282,689,209	0.00%	1.65%	25.69%
2005	26.05	8,552,145	222,779,702	0.00%	1.97%	9.43%

Health Sciences
2009	$13.96	1,430,534	$19,972,732	0.00%	0.12%	27.23%
2008	10.97	1,580,888	17,348,617	0.00%	1.27%	(28.16%)
2007	15.28	1,525,560	23,304,460	0.00%	0.00%	16.47%
2006	13.12	1,451,105	19,032,105	0.00%	0.00%	8.11%
2005	12.13	1,323,214	16,052,785	0.00%	0.00%	15.28%

Real Estate
2009	$29.15	2,226,122	$64,880,761	0.00%	2.08%	32.27%
2008	22.03	2,452,417	54,036,431	0.00%	3.75%	(39.99%)
2007	36.71	2,496,462	91,656,848	0.00%	1.02%	(16.16%)
2006	43.79	2,826,403	123,770,629	0.00%	3.08%	38.06%
2005	31.72	2,853,932	90,522,273	0.00%	0.89%	16.79%

Technology
2009	$5.96	2,404,956	$14,323,957	0.00%	0.00%	52.57%
2008	3.90	2,581,728	10,078,433	0.00%	0.10%	(51.64%)
2007	8.07	2,811,966	22,697,317	0.00%	0.05%	23.03%
2006	6.56	2,674,031	17,543,154	0.00%	0.00%	9.34%
2005	6.00	2,027,444	12,164,728	0.00%	0.00%	21.71%

American Funds Asset Allocation (6)
02/26/2009 — 12/31/2009	$12.98	192,292	$2,496,210	0.00%	4.73%	36.71%

Multi-Strategy
2009	$35.29	1,477,979	$52,152,259	0.00%	5.65%	23.00%
2008	28.69	1,679,534	48,183,776	0.00%	0.15%	(44.98%)
2007	52.14	1,891,715	98,643,009	0.00%	2.81%	4.34%
2006	49.97	2,113,184	105,604,294	0.00%	2.53%	11.68%
2005	44.75	2,421,143	108,336,551	0.00%	2.24%	3.78%

Pacific Dynamix — Conservative Growth (6)
07/06/2009 — 12/31/2009	$11.43	44,364	$506,868	0.00%	5.68%	12.29%

Pacific Dynamix — Moderate Growth (6)
05/22/2009 — 12/31/2009	$11.96	68,810	$822,948	0.00%	4.19%	17.75%

Pacific Dynamix — Growth (6)
05/26/2009 — 12/31/2009	$12.43	121,148	$1,506,341	0.00%	1.88%	19.49%

I
2009	$28.41	2,314,197	$65,746,083	0.00%	2.42%	25.28%
2008	22.68	2,613,074	59,256,956	0.00%	3.12%	(39.84%)
2007	37.70	3,147,799	118,662,254	0.00%	2.05%	8.01%
2006	34.90	3,112,831	108,644,524	0.00%	1.50%	26.78%
2005	27.53	2,849,925	78,457,074	0.00%	1.57%	10.55%

II
2009	$19.50	1,351,335	$26,352,166	0.00%	0.64%	37.40%
2008	14.19	1,546,955	21,954,840	0.00%	0.02%	(48.97%)
2007	27.81	1,388,785	38,626,287	0.00%	0.37%	22.43%
2006	22.72	1,586,739	36,046,654	0.00%	0.63%	8.52%
2005	20.93	1,419,434	29,714,468	0.00%	0.45%	13.92%

III
2009	$32.82	1,157,067	$37,978,468	0.00%	0.04%	48.61%
2008	22.09	1,347,597	29,764,785	0.00%	0.00%	(42.03%)
2007	38.10	1,330,308	50,686,469	0.00%	0.00%	11.92%
2006	34.04	1,340,167	45,625,020	0.00%	0.00%	16.35%
2005	29.26	1,366,693	39,991,343	0.00%	0.00%	15.13%

V
2009	$13.83	1,670,010	$23,095,826	0.00%	0.83%	24.58%
2008	11.10	1,829,893	20,313,595	0.00%	0.05%	(34.48%)
2007	16.94	1,446,522	24,509,629	0.00%	0.62%	5.44%
2006	16.07	1,549,298	24,896,714	0.00%	0.55%	13.89%
2005	14.11	1,282,886	18,101,507	0.00%	0.76%	7.81%

See Notes to Financial Statements	See explanation of references on SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Total Units	Total Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Ratio (1)	Income Ratio (2)	Return (3)
BlackRock Basic Value V.I. Class III (9)
2009	$10.43	854,477	$8,910,161	0.00%	2.13%	30.87%
2008	7.97	678,596	5,407,138	0.00%	2.78%	(36.91%)
2007	12.63	397,583	5,021,114	0.00%	1.64%	1.53%
2006	12.44	234,578	2,917,816	0.00%	4.02%	21.59%
02/15/2005 — 12/31/2005	10.23	14,023	143,454	0.00%	2.48%	2.30%

BlackRock Global Allocation V.I. Class III (10)
2009	$14.43	2,669,828	$38,512,820	0.00%	2.18%	20.92%
2008	11.93	1,864,286	22,240,628	0.00%	2.73%	(19.67%)
2007	14.85	793,421	11,783,611	0.00%	4.57%	16.75%
2006	12.72	349,576	4,446,773	0.00%	3.86%	16.40%
02/15/2005 — 12/31/2005	10.93	265,340	2,899,576	0.00%	7.00%	9.28%

Fidelity VIP Contrafund Service Class 2
2009	$11.66	4,031,894	$47,030,291	0.00%	1.20%	35.47%
2008	8.61	4,143,220	35,675,424	0.00%	0.82%	(42.69%)
2007	15.02	3,792,886	56,986,250	0.00%	0.91%	17.30%
2006	12.81	2,446,046	31,329,827	0.00%	1.02%	11.43%
02/15/2005 — 12/31/2005	11.49	1,902,907	21,872,725	0.00%	0.00%	14.94%

Fidelity VIP Freedom Income Service Class 2
2009	$10.26	69,529	$713,654	0.00%	4.15%	14.64%
2008	8.95	39,492	353,588	0.00%	14.21%	(10.70%)
10/29/2007 — 12/31/2007	10.03	1,143	11,458	0.00%	See Note (11)	(0.35%)

Fidelity VIP Freedom 2010 Service Class 2
2009	$9.19	91,200	$838,268	0.00%	5.16%	23.95%
2008	7.42	53,161	394,202	0.00%	0.70%	(25.17%)
12/13/2007 — 12/31/2007	9.91	8,484	84,073	0.00%	See Note (11)	(0.11%)

Fidelity VIP Freedom 2015 Service Class 2
2009	$8.98	156,467	$1,405,006	0.00%	4.00%	25.02%
2008	7.18	100,154	719,351	0.00%	4.61%	(27.30%)
10/26/2007 — 12/31/2007	9.88	34,170	337,562	0.00%	See Note (11)	(2.12%)

Fidelity VIP Freedom 2020 Service Class 2
2009	$8.49	157,385	$1,335,925	0.00%	3.60%	28.55%
2008	6.60	115,177	760,537	0.00%	4.50%	(32.80%)
12/03/2007 — 12/31/2007	9.83	9,549	93,827	0.00%	See Note (11)	(0.02%)

Fidelity VIP Freedom 2025 Service Class 2
2009	$8.36	287,505	$2,402,696	0.00%	3.46%	29.79%
2008	6.44	259,035	1,667,848	0.00%	2.48%	(34.36%)
11/09/2007 — 12/31/2007	9.81	246,074	2,413,927	0.00%	See Note (11)	0.26%

Fidelity VIP Freedom 2030 Service Class 2
2009	$7.91	334,513	$2,647,306	0.00%	3.66%	31.18%
2008	6.03	106,664	643,494	0.00%	2.93%	(38.17%)
10/08/2007 — 12/31/2007	9.76	13,972	136,332	0.00%	See Note (11)	(2.98%)

Fidelity VIP Growth Service Class 2
2009	$9.70	589,043	$5,713,107	0.00%	0.21%	27.97%
2008	7.58	543,659	4,120,601	0.00%	0.69%	(47.31%)
2007	14.38	247,233	3,556,222	0.00%	0.19%	26.66%
2006	11.36	57,966	658,290	0.00%	0.13%	6.57%
02/15/2005 — 12/31/2005	10.66	25,172	268,238	0.00%	0.00%	6.56%

Fidelity VIP Mid Cap Service Class 2
2009	$12.69	2,244,999	$28,493,223	0.00%	0.47%	39.75%
2008	9.08	2,118,100	19,236,052	0.00%	0.24%	(39.61%)
2007	15.04	2,090,850	31,441,094	0.00%	0.48%	15.34%
2006	13.04	1,357,809	17,702,724	0.00%	0.18%	12.40%
02/15/2005 — 12/31/2005	11.60	1,326,555	15,386,821	0.00%	0.00%	15.99%

Fidelity VIP Value Strategies Service Class 2
2009	$9.87	237,955	$2,348,967	0.00%	0.34%	57.15%
2008	6.28	218,478	1,372,358	0.00%	0.50%	(51.28%)
2007	12.89	333,286	4,297,443	0.00%	0.46%	5.44%
2006	12.23	795,861	9,732,388	0.00%	0.09%	16.01%
02/15/2005 — 12/31/2005	10.54	31,720	334,372	0.00%	0.00%	5.41%

Overseas Service Class (12)
2009	$10.24	3,539,855	$36,238,993	0.00%	0.44%	79.07%
2008	5.72	3,223,717	18,429,844	0.00%	1.22%	(52.23%)
05/03/2007 — 12/31/2007	11.97	866,820	10,373,349	0.00%	0.69%	16.76%

INTECH Risk-Managed Core Service Class
2009	$7.85	75,317	$591,546	0.00%	1.36%	22.55%
2008	6.41	39,181	251,099	0.00%	0.20%	(36.24%)
06/21/2007 — 12/31/2007	10.05	15,705	157,855	0.00%	2.17%	0.66%

Enterprise Service Class (13)
2009	$8.98	431,880	$3,879,426	0.00%	0.00%	44.44%
2008	6.22	443,354	2,757,111	0.00%	0.10%	(43.86%)
05/16/2007 — 12/31/2007	11.08	82,577	914,666	0.00%	0.12%	8.83%

Lazard Retirement U.S. Strategic Equity
2009	$7.75	54,644	$423,520	0.00%	1.12%	26.84%
2008	6.11	14,300	87,381	0.00%	1.35%	(35.28%)
05/21/2007 — 12/31/2007	9.44	3,462	32,685	0.00%	4.44%	(8.17%)

See Notes to Financial Statements	See explanation of references on SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Total Units	Total Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Ratio (1)	Income Ratio (2)	Return (3)
Legg Mason ClearBridge Variable Aggressive Growth — Class II (14)
2009	$7.75	84,216	$652,564	0.00%	0.00%	34.19%
2008	5.77	52,538	303,371	0.00%	0.00%	(40.58%)
05/03/2007 — 12/31/2007	9.72	8,141	79,104	0.00%	0.00%	(4.02%)

Legg Mason ClearBridge Variable Mid Cap Core — Class II (15)
2009	$8.57	848,497	$7,274,665	0.00%	0.11%	35.81%
2008	6.31	973,799	6,147,689	0.00%	0.00%	(35.43%)
05/21/2007 — 12/31/2007	9.78	12,558	122,772	0.00%	0.12%	(5.49%)

MFS New Discovery Series Service Class
2009	$9.39	326,023	$3,060,543	0.00%	0.00%	62.92%
2008	5.76	91,789	528,886	0.00%	0.00%	(39.52%)
05/14/2007 — 12/31/2007	9.53	22,449	213,868	0.00%	0.00%	(4.79%)

MFS Utilities Series Service Class
2009	$9.20	342,118	$3,148,223	0.00%	4.53%	32.87%
2008	6.93	389,058	2,694,522	0.00%	0.94%	(37.81%)
05/11/2007 — 12/31/2007	11.14	1,287,407	14,336,747	0.00%	0.00%	9.08%

NACM Small Cap Class I (16)
2009	$6.43	164,837	$1,060,345	0.00%	0.05%	15.58%
2008	5.57	143,231	797,193	0.00%	0.00%	(41.63%)
05/24/2007 — 12/31/2007	9.54	14,693	140,107	0.00%	0.00%	(6.71%)

T. Rowe Price Blue Chip Growth — II
2009	$10.73	664,636	$7,132,164	0.00%	0.00%	41.79%
2008	7.57	431,068	3,262,380	0.00%	0.11%	(42.65%)
2007	13.20	413,880	5,461,697	0.00%	0.07%	12.49%
2006	11.73	199,541	2,340,853	0.00%	0.32%	9.33%
02/15/2005 — 12/31/2005	10.73	60,700	651,326	0.00%	0.28%	7.30%

T. Rowe Price Equity Income — II
2009	$10.07	2,818,542	$28,381,018	0.00%	1.76%	25.25%
2008	8.04	2,297,997	18,474,390	0.00%	2.22%	(36.26%)
2007	12.61	2,275,375	28,700,715	0.00%	1.49%	3.03%
2006	12.24	2,347,503	28,739,750	0.00%	1.54%	18.65%
02/15/2005 — 12/31/2005	10.32	767,607	7,920,645	0.00%	1.94%	3.19%

Van Eck Worldwide Hard Assets
2009	$22.03	3,070,450	$67,640,171	0.00%	0.26%	57.54%
2008	13.98	3,010,188	42,093,765	0.00%	0.26%	(46.12%)
2007	25.96	2,428,039	63,021,211	0.00%	0.10%	45.36%
2006	17.86	2,181,931	38,961,582	0.00%	0.03%	24.49%
02/15/2005 — 12/31/2005	14.34	850,416	12,197,923	0.00%	0.00%	43.43%

(1)	The expense ratios represent annualized policy fees and expenses, if any, of the Separate Account for each period indicated. These ratios include only those expenses, if any, that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 3 in Notes to Financial Statements).

(2)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets. These ratios are before the deduction of mortality and expense risk (“M&E”) fees that are assessed against policyholder accounts. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(3)	Total returns reflect changes in unit values of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any M&E fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns for periods of less than one full year are not annualized.

(4)	Prior to January 1, 2006, Large-Cap Growth Variable Account was named Blue Chip Variable Account.

(5)	Prior to May 1, 2008, Mid-Cap Equity Variable Account was named Mid-Cap Value Variable Account.

(6)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).

(7)	Prior to May 1, 2007, Small-Cap Equity Variable Account was named VN Small-Cap Value Variable Account.

(8)	Prior to May 1, 2007, Small-Cap Growth Variable Account was named Fasciano Small Equity Variable Account, and prior to May 1, 2005, the variable account was named Aggressive Equity Variable Account.

(9)	Prior to October 1, 2006, BlackRock Basic Value V.I. Class III Variable Account was named Mercury Basic Value V.I. Class III Variable Account, and prior to May 1, 2005, the variable account was named Merrill Lynch Basic Value V.I. Class III Variable Account.

(10)	Prior to October 1, 2006, BlackRock Global Allocation V.I. Class III Variable Account was named Mercury Global Allocation V.I. Class III Variable Account, and prior to May 1, 2005, the variable account was named Merrill Lynch Global Allocation V.I. Class III Variable Account.

(11)	The annualized investment income ratios for the periods from inception to December 31, 2007 were 20.70%, 43.03%, 17.79%, 24.07%, 13.39%, and 13.07% for the Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, and Fidelity VIP Freedom 2030 Service Class 2 Variable Accounts, respectively. If not annualized, the investment income ratios were 3.63%, 2.24%, 3.27%, 1.91%, 1.94%, and 3.04%, respectively.

(12)	Prior to May 1, 2009, Overseas Service Class Variable Account was named International Growth Service Class Variable Account.

(13)	Prior to May 1, 2009, Enterprise Service Class Variable Account was named Mid Cap Growth Service Class Variable Account.

(14)	Prior to November 2, 2009, Legg Mason ClearBridge Variable Aggressive Growth — Class II Variable Account was named Legg Mason Partners Variable Aggressive Growth — Class II Variable Account.

(15)	Prior to November 2, 2009, Legg Mason ClearBridge Variable Mid Cap Core — Class II Variable Account was named Legg Mason Partners Variable Mid Cap Core — Class II Variable Account.

(16)	Prior to September 10, 2008, NACM Small Cap Class I Variable Account was named OpCap Small Cap Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2009 is comprised of sixty-six subaccounts called Variable Accounts. The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund, an affiliated mutual fund (See Note 3), M Fund, Inc., BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason ClearBridge Variable Equity Trust (formerly Legg Mason Partners Variable Equity Trust), MFS Variable Insurance Trust, Premier VIT, T. Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust (collectively, the “Funds”). All sixty-six Variable Accounts are presented in the Schedule of Investments on pages SA-2 and SA-3 of this brochure.
     Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) five new Variable Accounts during 2009: the Mid-Cap Value, American Funds Asset Allocation, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, and Pacific Dynamix - Growth Variable Accounts which commenced operations on February 13, 2009, February 26, 2009, July 6, 2009, May 22, 2009, and May 26, 2009, respectively.
     The Separate Account was established by Pacific Life Insurance Company (“Pacific Life”) on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.
     The Separate Account funds individual modified single premium, flexible premium, and last survivor flexible premium variable life insurance policies issued by Pacific Life. The assets of the Separate Account are carried at market value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
     The Separate Account implemented the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification(“ASC”) as the single source of authoritative accounting guidance under the Generally Accepted Accounting Principles Topic. The ASC does not create new accounting and reporting guidance, rather it reorganizes U.S. GAAP pronouncements into approximately 90 topics within a consistent structure. All guidance contained in the ASC carries an equal level of authority. The ASC changed how the Separate Account references U.S. GAAP in its notes to financial statements.
     In addition, the Separate Account implemented new guidance under ASC Topic 855, Subsequent Events (See disclosure in Note 8 for details).
     A. Valuation of Investments
     Investments in shares of the Funds are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Separate Account for its share of dividends are reinvested in additional full and fractional shares of the related Portfolios.
     C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under the current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.
3. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS
     Pacific Life makes certain deductions from the net assets of each Variable Account for charges for the mortality and expense risks and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges. The mortality risk assumed by Pacific Life is the risk that those insured may die sooner than anticipated and therefore, Pacific Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the policies will exceed the amounts realized from the administrative charges assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by Pacific Life which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. These fees are assessed directly to each policyholder account through a redemption of units

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
and are recorded as policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life.
     In addition to charges and expenses described above, the Separate Account also indirectly bears a portion of the net operating expenses of the applicable Portfolios in which the Variable Accounts invest.
     With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, any other taxes that might be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from amortization and delayed recognition of certain policy expenses for Federal income tax purposes. These deductions are not reflected in the accompanying financial
     The assets of certain Variable Accounts invest in shares of the corresponding Portfolios of Pacific Select Fund (“PSF”), an affiliated mutual fund. Each Portfolio of PSF pays advisory fees to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays service fees to Pacific Select Distributors, Inc. (“PSD”), a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and service fee rates are disclosed in Note 3 in Notes to Financial Statements of PSF, which are included in Section F of this brochure. For the year ended December 31, 2009, PLFA received advisory fees from PSF at effective annual rates ranging from 0.05% to 0.90% which are on an annual percentage of average daily net assets of each Portfolio of PSF and PSD received a service fee of 0.20% from PSF based on an annual percentage of average daily net assets of each Portfolio of PSF.
4. RELATED PARTY AGREEMENT
     PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.
5. PURCHASES AND SALES OF INVESTMENTS
     The cost of purchases and proceeds from sales of investments for the year or periods ended December 31, 2009, were as follows:

Variable Accounts	Purchases	Sales
Diversified Bond	$9,616,473	$5,376,616
Floating Rate Loan	8,677,681	2,704,060
High Yield Bond	45,778,213	37,166,453
Inflation Managed	27,579,987	23,816,570
Managed Bond	90,005,940	38,542,372
Money Market	175,575,999	179,002,271
Short Duration Bond	10,771,424	9,920,153
American Funds Growth	23,764,271	16,133,034
American Funds Growth-Income	10,676,702	4,895,088
Comstock	12,042,235	6,912,186
Diversified Research	1,695,811	8,458,030
Equity	1,982,611	5,055,222
Equity Index	38,277,673	34,394,333
Focused 30	7,040,886	14,312,632
Growth LT	7,011,234	23,338,602
Large-Cap Growth	9,298,479	5,617,100
Large-Cap Value	15,385,070	11,253,224
Long/Short Large-Cap	8,257,418	1,016,851
Main Street Core	3,221,430	16,361,604
Mid-Cap Equity	6,906,923	34,495,872
Mid-Cap Growth	10,366,971	9,612,526
Mid-Cap Value (1)	15,593,597	660,304
Small-Cap Equity	4,098,664	3,454,224
Small-Cap Growth	4,945,393	7,610,001
Small-Cap Index	19,092,844	24,553,573
Small-Cap Value	9,396,342	8,519,516
Emerging Markets	31,528,943	18,537,520
International Large-Cap	8,084,531	16,827,221
International Small-Cap	4,670,906	2,228,289
International Value	10,340,523	29,362,634
Health Sciences	4,638,211	6,268,935
Real Estate	10,251,350	14,778,390
Technology	4,927,915	5,123,510
American Funds Asset Allocation (1)	2,414,307	34,069
Multi-Strategy	4,227,179	7,574,610
Pacific Dynamix — Conservative Growth (1)	513,120	4,809
Pacific Dynamix — Moderate Growth (1)	804,053	4,598
Pacific Dynamix — Growth (1)	1,407,420	23,365
I	7,475,633	12,422,223
II	3,299,605	6,179,687
III	4,076,665	9,261,397
V	5,257,770	7,068,125
BlackRock Basic Value V.I. Class III	2,669,511	1,056,203
BlackRock Global Allocation V.I. Class III	16,366,201	5,205,547
Fidelity VIP Contrafund Service Class 2	4,381,380	4,795,917
Fidelity VIP Freedom Income Service Class 2	1,113,984	851,149
Fidelity VIP Freedom 2010 Service Class 2	516,518	167,199
Fidelity VIP Freedom 2015 Service Class 2	915,399	447,285
Fidelity VIP Freedom 2020 Service Class 2	634,795	302,115
Fidelity VIP Freedom 2025 Service Class 2	456,749	171,936
Fidelity VIP Freedom 2030 Service Class 2	2,117,896	373,132
Fidelity VIP Growth Service Class 2	916,137	579,623
Fidelity VIP Mid Cap Service Class 2	5,026,037	3,564,736
Fidelity VIP Value Strategies Service Class 2	2,485,326	2,444,869
Overseas Service Class	13,010,418	9,066,248
INTECH Risk-Managed Core Service Class	367,012	128,876
Enterprise Service Class	707,775	773,430
Lazard Retirement U.S. Strategic Equity	594,719	364,625
Legg Mason ClearBridge Variable Aggressive Growth — Class II	729,676	510,422
Legg Mason ClearBridge Variable Mid Cap Core — Class II	1,491,768	2,566,508
MFS New Discovery Series Service Class	2,480,203	461,758
MFS Utilities Series Service Class	1,100,106	1,218,240
NACM Small Cap Class I	435,826	390,403
T. Rowe Price Blue Chip Growth — II	3,004,237	838,749
T. Rowe Price Equity Income — II	7,138,693	2,607,559
Van Eck Worldwide Hard Assets	15,066,264	11,936,275

(1)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
6. FAIR VALUE MEASUREMENTS
     Under ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), the Separate Account is required to characterize its holdings as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 —	Quoted prices in active markets for identical holdings

Level 2 —	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 —	Significant unobservable inputs that are not corroborated by observable market data
     The inputs or methodologies used for valuing the Separate Account’s holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2009, all of the Separate Account’s holdings as presented in the Schedule of Investments in page SA-2 and SA-3 of this brochure were characterized as Level 1 as defined in ASC 820.
7. CHANGE IN UNITS OUTSTANDING
     The changes in units outstanding for the years or periods ended December 31, 2009 and 2008 were as follows:

	2009			2008
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Diversified Bond	2,130,903	(1,832,814)	298,089	1,306,695	(1,595,515)	(288,820)
Floating Rate Loan	1,665,334	(967,215)	698,119	481,623	(431,685)	49,938
High Yield Bond	1,499,249	(1,393,943)	105,306	1,157,317	(949,363)	207,954
Inflation Managed	1,318,602	(1,562,616)	(244,014)	1,584,686	(1,729,735)	(145,049)
Managed Bond	4,267,229	(4,381,510)	(114,281)	3,044,057	(3,713,837)	(669,780)
Money Market	19,285,608	(19,464,811)	(179,203)	24,615,153	(22,098,848)	2,516,305
Short Duration Bond	2,160,420	(2,214,999)	(54,579)	2,019,386	(2,168,616)	(149,230)
American Funds Growth	2,822,591	(3,254,346)	(431,755)	2,910,620	(1,571,839)	1,338,781
American Funds Growth-Income	1,814,939	(1,823,652)	(8,713)	2,160,503	(1,775,149)	385,354
Comstock	2,679,150	(2,196,270)	482,880	2,304,195	(3,239,842)	(935,647)
Diversified Research	1,052,568	(1,814,807)	(762,239)	893,004	(2,016,835)	(1,123,831)
Equity	557,100	(905,866)	(348,766)	673,190	(1,015,353)	(342,163)
Equity Index	2,528,819	(2,584,737)	(55,918)	2,502,844	(2,455,448)	47,396
Focused 30	1,467,955	(2,283,182)	(815,227)	2,124,323	(1,570,144)	554,179
Growth LT	1,043,897	(1,600,687)	(556,790)	1,251,089	(2,022,501)	(771,412)
Large-Cap Growth	3,713,463	(2,902,324)	811,139	2,589,103	(2,141,201)	447,902
Large-Cap Value	3,529,614	(3,318,285)	211,329	2,261,371	(2,659,867)	(398,496)
Long/Short Large-Cap (1)	1,819,557	(779,056)	1,040,501	2,043,117	(257,150)	1,785,967
Main Street Core	524,576	(935,870)	(411,294)	571,356	(762,040)	(190,684)
Mid-Cap Equity	1,909,545	(3,713,792)	(1,804,247)	2,205,268	(2,612,972)	(407,704)
Mid-Cap Growth	3,248,430	(3,021,117)	227,313	3,337,302	(4,065,197)	(727,895)
Mid-Cap Value (2)	1,418,248	(210,176)	1,208,072
Small-Cap Equity	693,710	(670,376)	23,334	1,009,291	(444,679)	564,612
Small-Cap Growth	1,200,025	(1,485,876)	(285,851)	1,264,105	(1,026,257)	237,848
Small-Cap Index	2,244,408	(3,605,458)	(1,361,050)	2,464,066	(4,094,880)	(1,630,814)
Small-Cap Value	1,055,966	(1,121,253)	(65,287)	1,652,154	(1,381,438)	270,716
Emerging Markets	1,812,769	(2,108,013)	(295,244)	1,756,514	(2,375,544)	(619,030)
International Large-Cap	3,677,392	(4,982,945)	(1,305,553)	4,865,382	(5,255,473)	(390,091)
International Small-Cap	1,526,891	(1,193,015)	333,876	1,525,277	(1,044,667)	480,610
International Value	1,940,055	(3,102,590)	(1,162,535)	2,324,560	(2,887,623)	(563,063)
Health Sciences	579,929	(730,283)	(150,354)	962,924	(907,596)	55,328
Real Estate	1,006,590	(1,232,885)	(226,295)	1,044,465	(1,088,510)	(44,045)
Technology	1,602,390	(1,779,162)	(176,772)	1,135,106	(1,365,344)	(230,238)
American Funds Asset Allocation (2)	197,343	(5,051)	192,292
Multi-Strategy	299,624	(501,179)	(201,555)	220,802	(432,983)	(212,181)
Pacific Dynamix — Conservative Growth (2)	45,297	(933)	44,364
Pacific Dynamix — Moderate Growth (2)	69,952	(1,142)	68,810

(1)	Operations commenced on May 2, 2008.

(2)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

	2009			2008
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Pacific Dynamix — Growth (1)	122,284	(1,136)	121,148
I	643,061	(941,938)	(298,877)	1,011,028	(1,545,753)	(534,725)
II	409,207	(604,827)	(195,620)	1,111,167	(952,997)	158,170
III	318,588	(509,118)	(190,530)	532,717	(515,428)	17,289
V	667,082	(826,965)	(159,883)	838,800	(455,429)	383,371
BlackRock Basic Value V.I. Class III	351,399	(175,518)	175,881	462,548	(181,535)	281,013
BlackRock Global Allocation V.I. Class III	1,618,421	(812,879)	805,542	2,144,248	(1,073,383)	1,070,865
Fidelity VIP Contrafund Service Class 2	928,998	(1,040,324)	(111,326)	2,468,269	(2,117,935)	350,334
Fidelity VIP Freedom Income Service Class 2	119,795	(89,758)	30,037	46,235	(7,886)	38,349
Fidelity VIP Freedom 2010 Service Class 2	54,620	(16,581)	38,039	555,445	(510,768)	44,677
Fidelity VIP Freedom 2015 Service Class 2	121,561	(65,248)	56,313	94,585	(28,601)	65,984
Fidelity VIP Freedom 2020 Service Class 2	96,388	(54,180)	42,208	130,446	(24,818)	105,628
Fidelity VIP Freedom 2025 Service Class 2	63,028	(34,558)	28,470	32,069	(19,108)	12,961
Fidelity VIP Freedom 2030 Service Class 2	286,723	(58,874)	227,849	128,907	(36,215)	92,692
Fidelity VIP Growth Service Class 2	140,945	(95,561)	45,384	495,305	(198,879)	296,426
Fidelity VIP Mid Cap Service Class 2	776,649	(649,750)	126,899	753,724	(726,474)	27,250
Fidelity VIP Value Strategies Service Class 2	384,663	(365,186)	19,477	122,992	(237,800)	(114,808)
Overseas Service Class	1,968,531	(1,652,393)	316,138	3,529,462	(1,172,565)	2,356,897
INTECH Risk-Managed Core Service Class	56,413	(20,277)	36,136	1,277,339	(1,253,863)	23,476
Enterprise Service Class	133,605	(145,079)	(11,474)	491,655	(130,878)	360,777
Lazard Retirement U.S. Strategic Equity	94,195	(53,851)	40,344	14,427	(3,589)	10,838
Legg Mason ClearBridge Variable Aggressive Growth — Class II	109,516	(77,838)	31,678	71,324	(26,927)	44,397
Legg Mason ClearBridge Variable Mid Cap Core — Class II	165,204	(290,506)	(125,302)	985,326	(24,085)	961,241
MFS New Discovery Series Service Class	324,037	(89,803)	234,234	88,653	(19,313)	69,340
MFS Utilities Series Service Class	199,464	(246,404)	(46,940)	604,018	(1,502,367)	(898,349)
NACM Small Cap Class I	101,461	(79,855)	21,606	154,201	(25,663)	128,538
T. Rowe Price Blue Chip Growth — II	411,361	(177,793)	233,568	216,185	(198,997)	17,188
T. Rowe Price Equity Income — II	1,218,956	(698,411)	520,545	1,641,735	(1,619,113)	22,622
Van Eck Worldwide Hard Assets	1,309,479	(1,249,217)	60,262	1,877,739	(1,295,590)	582,149

(1)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).
8. SUBSEQUENT EVENTS
     Events or transactions occurring subsequent to December 31, 2009 through the date the financial statements were issued on February 26, 2010, have been evaluated by management in the preparation of the financial statements and no items were noted requiring additional disclosure. Management has not evaluated events after that date for presentation in these financial statements.

INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Notes 1 and 9 to the consolidated financial statements, the accompanying consolidated financial statements have been retrospectively adjusted to give effect of comparative information as a result of the aircraft leasing company transfer.
As discussed in Note 1 to the consolidated financial statements, in 2009, the Company changed its method of accounting and reporting for other than temporary impairments of debt and equity securities.
As discussed in Note 1 to the consolidated financial statements, in 2009, the Company adopted new guidance requiring retrospective application and presentation requirements for noncontrolling interest (previously known as minority interest).
March 4, 2010

Member of Deloitte Touche Tohmatsu

PL-1

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2009	2008
	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$26,039	$21,942
Equity securities available for sale, at estimated fair value	278	216
Mortgage loans	6,577	5,622
Policy loans	6,509	6,920
Other investments	2,007	2,052

TOTAL INVESTMENTS	41,410	36,752
Cash and cash equivalents	1,919	3,397
Restricted cash	221	227
Deferred policy acquisition costs	4,806	5,012
Aircraft leasing portfolio, net	5,304	4,999
Other assets	2,253	3,276
Separate account assets	52,564	41,505

TOTAL ASSETS	$108,477	$95,168

LIABILITIES AND EQUITY
Liabilities:
Policyholder account balances	$33,984	$32,670
Future policy benefits	7,403	9,841
Short-term debt	105	150
Long-term debt	5,632	4,459
Other liabilities	1,872	1,863
Separate account liabilities	52,564	41,505

TOTAL LIABILITIES	101,560	90,488

Commitments and contingencies (Note 21)

Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	982	782
Retained earnings	6,037	5,426
Accumulated other comprehensive loss	(363)	(1,802)

Total Stockholder’s Equity	6,686	4,436
Noncontrolling interest	231	244

TOTAL EQUITY	6,917	4,680

TOTAL LIABILITIES AND EQUITY	$108,477	$95,168

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
REVENUES
Policy fees and insurance premiums	$2,275	$1,997	$1,780
Net investment income	1,862	1,994	2,120
Net realized investment gain (loss)	153	(749)	69
Other than temporary impairments, consisting of $641 in total, net of $330 recognized in other comprehensive income (loss) for the year ended December 31, 2009	(311)	(580)	(98)
Realized investment gain on interest in PIMCO		109
Investment advisory fees	208	255	327
Aircraft leasing revenue	578	571	535
Other income	137	167	147

TOTAL REVENUES	4,902	3,764	4,880

BENEFITS AND EXPENSES
Interest credited to policyholder account balances	1,253	1,234	1,266
Policy benefits paid or provided	1,226	1,206	855
Commission expenses	691	715	690
Operating and other expenses	1,246	1,178	1,235

TOTAL BENEFITS AND EXPENSES	4,416	4,333	4,046

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	486	(569)	834
Provision (benefit) for income taxes	44	(315)	129

INCOME (LOSS) FROM CONTINUING OPERATIONS	442	(254)	705
Discontinued operations, net of taxes	(20)	(6)	11

Net income (loss)	422	(260)	716
Less: net (income) loss attributable to the noncontrolling interest from continuing operations	14	3	(38)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$436	($257)	$678

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF EQUITY

				Accumulated Other
				Comprehensive Income (Loss)
				Unrealized
				Gain (Loss) On
				Derivatives
				and Securities		Total
	Common	Paid-in	Retained	Available for	Other,	Stockholder’s	Noncontrolling	Total
	Stock	Capital	Earnings	Sale, Net	Net	Equity	Interest	Equity
	(In Millions)
BALANCES, JANUARY 1, 2007	$30	$780	$5,379	$445	$62	$6,696	$107	$6,803
Comprehensive income (loss):
Net income			678			678	38	716
Other comprehensive loss, net				(300)	(16)	(316)		(316)
Total comprehensive income						362		400
Cumulative effect of adoption of new accounting principle, net of tax			(29)			(29)		(29)
Contributions, net, received by noncontrolling interest							69	69
Other equity adjustment		1				1		1

BALANCES, DECEMBER 31, 2007	30	781	6,028	145	46	7,030	214	7,244
Comprehensive loss:
Net loss			(257)			(257)	(3)	(260)
Other comprehensive loss, net				(1,896)	(97)	(1,993)		(1,993)
Total comprehensive loss						(2,250)		(2,253)
Dividend to parent			(345)			(345)		(345)
Contributions, net, received by noncontrolling interest							33	33
Other equity adjustment		1				1		1

BALANCES, DECEMBER 31, 2008	30	782	5,426	(1,751)	(51)	4,436	244	4,680
Cumulative effect of adoption of new accounting principle, net of tax			175	(170)		5		5

REVISED BALANCES, DECEMBER 31, 2008	30	782	5,601	(1,921)	(51)	4,441	244	4,685
Comprehensive income (loss):
Net income (loss)			436			436	(14)	422
Other comprehensive income (loss)				1,562	47	1,609	(7)	1,602
Total comprehensive income						2,045		2,024
Contribution from parent		200				200		200
Contributions, net, received by noncontrolling interest							8	8

BALANCES, DECEMBER 31, 2009	$30	$982	$6,037	($359)	($4)	$6,686	$231	$6,917

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2009	2008	2007
		(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) excluding discontinued operations	$442	($254)	$705
Adjustments to reconcile net income (loss) excluding discontinued operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(142)	(144)	(150)
Depreciation and amortization	281	259	255
Deferred income taxes	451	(511)	86
Net realized investment (gain) loss	(153)	749	(69)
Other than temporary impairments	311	580	98
Realized investment gain on interest in PIMCO		(109)
Net change in deferred policy acquisition costs	(202)	(175)	(302)
Interest credited to policyholder account balances	1,253	1,234	1,266
Change in future policy benefits and other insurance liabilities	111	1,182	666
Other operating activities, net	85	(337)	(33)

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	2,437	2,474	2,522
Net cash used in operating activities of discontinued operations	(27)	(18)	(71)

NET CASH PROVIDED BY OPERATING ACTIVITIES	2,410	2,456	2,451

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(5,507)	(2,730)	(5,885)
Sales	1,463	2,084	2,041
Maturities and repayments	2,542	2,136	2,718
Repayments of mortgage loans	406	470	439
Fundings of mortgage loans and real estate	(1,434)	(1,665)	(1,658)
Change in policy loans	411	(510)	(342)
Sale of interest in PIMCO		288
Change in restricted cash	6	7	60
Purchases of derivative instruments	(20)	(12)	(17)
Terminations of derivative instruments	20	84	(41)
Proceeds from nonhedging derivative settlements	64	728	2
Payments for nonhedging derivative settlements	(1,540)	(89)	(43)
Change in collateral received or pledged	(1,226)	1,056	17
Purchases of and advance payments on aircraft leasing portfolio	(561)	(694)	(646)
Other investing activities, net	42	(323)	67

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	(5,334)	830	(3,288)
Net cash provided by investing activities of discontinued operations		7	76

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(5,334)	837	(3,212)

(Continued)
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2009	2008	2007
	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$8,003	$7,320	$6,876
Withdrawals	(7,972)	(7,602)	(7,131)
Net change in short-term debt	(45)	50	100
Issuance of long-term debt	1,692	335	1,013
Payments of long-term debt	(433)	(381)	(913)
Contribution from (dividend to) parent	200	(345)
Other financing activities, net	1	33	69

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	1,446	(590)	14

Net change in cash and cash equivalents	(1,478)	2,703	(747)
Cash and cash equivalents, beginning of year	3,397	694	1,441

CASH AND CASH EQUIVALENTS, END OF YEAR	$1,919	$3,397	$694

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received), net	($143)	($20)	$67
Interest paid	$146	$195	$272

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life transferred its legal domicile from the State of California to the State of Nebraska effective September 1, 2005. PMHC transferred its state of legal domicile from the State of California to the State of Nebraska, effective June 29, 2007, to reunite PMHC and Pacific Life under one regulatory authority.

Effective December 31, 2009, Pacific LifeCorp contributed its 100% stock ownership of Aviation Capital Group Corp. (ACG) to Pacific Life (Note 9). ACG is engaged in the acquisition and leasing of commercial jet aircraft. These financial statements and the accompanying footnotes have been prepared by combining the previously separate financial statements of Pacific Life and ACG as if the two entities had been combined as of the beginning of 2007, the first period presented in these consolidated financial statements. This retrospective treatment is prescribed by accounting principles generally accepted in the United States of America (U.S. GAAP) whenever a transfer between entities under common control is effected.

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, individual annuities, mutual funds, pension and institutional products, and aircraft leasing.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with U.S. GAAP and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company was determined to be the primary beneficiary. Noncontrolling interest is primarily comprised of private equity funds (Note 4). All significant intercompany transactions and balances have been eliminated in consolidation.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as significant, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values

•	Investment impairments

•	Application of the consolidation rules to certain investments

•	The fair value of and accounting for derivatives

•	Aircraft valuation and impairment

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes and the valuation of deferred income tax assets and liabilities and unrecognized tax benefits

•	Accounting for reinsurance transactions

•	Litigation and other contingencies
Certain reclassifications have been made to the 2008 and 2007 consolidated financial statements to conform to the 2009 financial statement presentation. The most significant conforming reclassification was retrospectively adjusting the consolidated financial statements and respective notes to reflect the ACG transfer.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective September 30, 2009, the Company adopted the Financial Accounting Standards Board (FASB) Accounting Standards Codification (Codification) as the single source of authoritative U.S. GAAP. The Codification does not create new accounting and reporting guidance, rather it reorganized then-existing U.S. GAAP pronouncements into approximately 90 Topics within a consistent structure. All guidance in the Codification carries an equal level of authority. After the effective date of the Codification, all nongrandfathered accounting literature not included in the Codification is superseded and deemed nonauthoritative. Adoption of the Codification also changed how the Company references U.S. GAAP in its consolidated financial statements.

In April 2009, the FASB issued additional guidance under the Codification’s Fair Value Measurements and Disclosures Topic. This update relates to determining fair values when there is no active market or where the price inputs being used represent distressed sales. The Company early adopted this guidance on March 31, 2009. This update provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. Also included is guidance on identifying circumstances that indicate a transaction is not orderly. The adoption of this guidance resulted in an increase of $436 million to the estimated fair value and a resulting decrease of $436 million to gross unrealized investment loss of residential mortgage-backed securities (RMBS) as of March 31, 2009. As of December 31, 2009, the year to date effect of this adoption was an increase of $214 million to the estimated fair value and a decrease of $214 million to the gross unrealized investment loss of RMBS. See Note 14 for information on the Company’s fair value measurements and expanded disclosures.

In April 2009, the FASB issued additional guidance under the Codification’s Investments – Debt and Equity Securities Topic. For debt securities, this guidance replaces the management assertion that it has the intent and ability to hold an impaired debt security until recovery with the requirement that management assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an other than temporary impairment (OTTI) shall be recognized in earnings equal to the entire difference between the debt security’s amortized cost basis and its fair value at the reporting date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The update also changes the presentation in the financial statements of non credit related impairment amounts for instruments within its scope. When the entity asserts it does not have the intent to sell the security and it is more likely than not it will not have to sell the security before recovery of its amortized cost basis, only the credit related impairment losses are to be recognized in earnings and non credit losses are to be recognized in other comprehensive income (OCI). Additionally, this update provides for enhanced presentation and disclosure of OTTIs of debt and equity securities in the consolidated financial statements. The Company early adopted this guidance effective January 1, 2009, resulting in an after tax decrease to OCI of $170 million, including an after tax DAC impact of $5 million, and an after tax increase to retained earnings of $175 million.

Effective January 1, 2009, the FASB issued additional guidance to the Codification’s Consolidation Topic. This guidance improves the relevance, comparability and transparency of the financial information that a company provides in its consolidated financial statements by establishing accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. As a result of the adoption of this guidance, which required retrospective application of presentation requirements, total equity as of December 31, 2008 and 2007, increased by $244 million and $214 million, respectively, representing the noncontrolling interest, and other liabilities and total liabilities as of December 31, 2008 and 2007 decreased by $244 million and $214 million, respectively, as a result of reclassifying noncontrolling interest (previously known as minority interest) to equity.

Effective January 1, 2007, the FASB issued additional guidance to the Codification’s Financial Services – Insurance Topic. This guidance governs the accounting for DAC on internal replacements on insurance and investment contracts. This guidance defines an internal replacement as a modification in product benefits, features, rights, or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The adoption of this guidance resulted in a reduction to DAC and the Company recorded a cumulative effect adjustment of $29 million, after tax, which was recorded as a reduction to retained earnings during the year ended December 31, 2007.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recorded as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The Company’s available for sale securities are regularly assessed for OTTIs. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recorded equal to the difference between the estimated fair value and net carrying amount of the security. If the OTTI for a debt security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit related portion is recorded to OCI while the credit portion is recorded as a net realized investment loss. If the OTTI is related to credit factors only, it is recorded as a net realized investment loss.

The evaluation of OTTIs is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has rigorous controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTIs. The Company has an investment impairment committee comprised of investment and accounting professionals that reviews and evaluates securities for potential OTTIs at least on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, or interest-rate related, including spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment were key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, scrutiny was placed on the performance of the underlying collateral and projected future cash flows. In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applied OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, and credit ratings and pricing similar to debt securities. The SEC Issues Letter Clarifying Other-Than-Temporary Impairment Guidance for Perpetual Preferred Securities issued on October 15, 2008 states that if an investor holds a perpetual preferred security with an estimated fair value below cost that is not attributable to the credit deterioration of the issuer, then the investor would not be required to recognize an OTTI by asserting that it has the intent and ability to continue holding the security for a sufficient period to allow for an anticipated recovery in market value.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, a write-down is taken for the difference between the carrying amount and the Company’s estimate of the present value of the expected future cash flows discounted at the current market rate and recorded in net realized investment gain (loss). As of December 31, 2009, two loans totaling $8 million were considered impaired, however no valuation allowance was necessary as the fair value of the collateral was greater than the carrying amount of the related loans. The Company had no write-downs during the years ended December 31, 2009, 2008 and 2007. Policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnership and joint ventures, real estate investments, derivative instruments, non-marketable equity securities, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position. Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision (benefit) for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision (benefit) for income taxes (Note 18). The amortization recorded in net investment income was $3 million, $5 million and $20 million for the years ended December 31, 2009, 2008 and 2007, respectively.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements (Note 10).

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying value of the hedged item is amortized into net investment income, interest expense or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less. The Company entered into a series of Federal National Mortgage Association (FNMA) pass-through dollar roll transactions during the fourth quarter of 2008. The Company purchased FNMA pass through securities and was contractually obligated to resell the same or substantially the same securities within 30 days of purchase. The Company classified these dollar roll transactions as short-term secured loans and reported them as cash and cash equivalents. As of December 31, 2009 and 2008, the loans amounted to zero and $403 million, respectively. The fair values of the securities held in connection with the secured lending were zero and $410 million as of December 31, 2009 and 2008, respectively.

RESTRICTED CASH

Restricted cash primarily consists of security deposits, commitment fees, maintenance reserve payments, supplemental rental payments and rental payments received from certain lessees related to the aircraft leasing business.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. DAC related to internally replaced contracts (as defined in the Codification’s Financial Services – Insurance Topic), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. As of December 31, 2009 and 2008, the carrying value of DAC was $4.8 billion and $5.0 billion, respectively (Note 7).

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.

A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change (Note 7).

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 0.5% to 8.0% of each deposit. The capitalized sales inducement balance included in the DAC asset was $583 million and $552 million as of December 31, 2009 and 2008, respectively.

AIRCRAFT LEASING PORTFOLIO

Aircraft are recorded at cost, which includes certain acquisition costs, less accumulated depreciation. Major improvements to aircraft are capitalized when incurred. The Company evaluates carrying values of aircraft based upon changes in market and other physical and economic conditions and will record impairment losses to recognize a loss in the value of the aircraft when management believes that, based on estimated future cash flows, the recoverability of the Company’s investment in an aircraft is unlikely (Note 9). The Company had four and two non-earning aircraft in the portfolio as of December 31, 2009 and 2008, respectively.

GOODWILL FROM ACQUISITIONS

Goodwill represents the excess of costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired. Goodwill from acquisitions, included in other assets, totaled $43 million as of December 31, 2009 and 2008. There were no goodwill impairment write-downs from continuing operations during the years ended December 31, 2009, 2008 and 2007.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and investment-type contracts, such as funding agreements, annuity and deposit liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments (Note 11). Interest credited to these contracts primarily ranged from 0.2% to 9.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses (Note 11). Interest rates used in establishing such liabilities ranged from 1.6% to 11.3%.
The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity guaranteed living benefits (GLBs) are considered embedded derivatives and are recorded in future policy benefits (Note 11).
Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or unearned revenue reserves (URR), are recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.
Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 3.0% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.
As of December 31, 2009 and 2008, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.
Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.
REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth, and assumed reinsurance agreements intended to offset reinsurance costs. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term arrangements with this producer group’s reinsurance company.
All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.
Reinsurance accounting is utilized for ceded transactions when risk transfer provisions have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.
Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage. Reinsurance recoverables, included in other assets, include balances due from reinsurance companies for paid and unpaid losses. Amounts receivable and payable are offset for account settlement purposes for contracts where the right of offset exists. See Note 16.
REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC and URR.
Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.
Investment advisory fees are primarily fees earned from Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life formed in 2007, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. These fees are based upon the net asset value of the underlying portfolios, and are recorded as earned. Related subadvisory expense is included in operating and other expenses and recorded when incurred.
Aircraft leases, which are structured as triple net leases, are accounted for as operating leases. Aircraft leasing revenue is recognized ratably over the terms of the lease agreements. ACG has four capital leases, which are accounted for under the provisions in the Codification’s Leases Topic. As of December 31, 2009 and 2008, capital leases in the amount of $8 million and $11 million, respectively, are classified in other assets.
DEPRECIATION AND AMORTIZATION

Aircraft and certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from three to 40 years. Depreciation and amortization of aircraft under operating leases and certain other assets are included in operating and other expenses. Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years. Depreciation of investment real estate is included in net investment income.
INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), and Pacific Alliance Reinsurance Company of Vermont (PAR Vermont), a Vermont-based life reinsurance company wholly owned by Pacific Life, are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns under a tax sharing agreement. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.
CONTINGENCIES

Each reporting cycle the Company evaluates all identified contingent matters on an individual basis. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses. See Note 21.
SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds. A separate account liability is recorded equal to the amount of separate account assets. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.
For separate account funding agreements in which the Company provides a guarantee of principal and interest to the contract holder and bears all the risks and rewards of the investments underlying the separate account, the related investments and liabilities are recognized as investments and liabilities in the consolidated statements of financial condition. Revenue and expenses are recognized within the respective revenue, and benefit and expense lines in the consolidated statements of operations.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 8, 10 and 14, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.
2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS
STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.
As of December 31, 2009, Pacific Life had one permitted practice approved by the NE DOI that differed from statutory accounting practices adopted by the National Association of Insurance Commissioners (NAIC). This permitted practice relates to the valuation of certain statutory separate account assets that are carried at book value instead of estimated fair value. Pacific Life’s statutory capital and surplus as of December 31, 2009 and 2008 did not reflect unrealized losses of $29 million and $88 million, respectively, with regards to this permitted practice. Pacific Life had a second permitted practice with a financial statement filing date of December 31, 2008 that expired on December 30, 2009. This permitted practice allowed Pacific Life to apply the revised version of Actuarial Guideline 39 (AG 39) for variable annuity reserves that is contained in the final recommendations submitted by the Capital & Surplus Relief Working Group to the Executive Committee of the NAIC. This permitted practice resulted in lowering statutory reserves by $442 million as of December 31, 2008.
In addition, Pacific Life uses a NE DOI prescribed accounting practice for certain synthetic GIC reserves that differs from statutory accounting practices adopted by the NAIC. As of December 31, 2009 and 2008, this NE DOI prescribed accounting practice resulted in statutory reserves of $20 million and $12 million, respectively, as opposed to statutory reserves of zero and $640 million, respectively, using statutory accounting practices adopted by the NAIC.
STATUTORY NET INCOME (LOSS) AND SURPLUS

Statutory net income (loss) of Pacific Life was $652 million, ($1,529) million and $362 million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory capital and surplus of Pacific Life was $5,006 million and $3,136 million as of December 31, 2009 and 2008, respectively.
RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2009 and 2008, Pacific Life, PL&A and PAR Vermont exceeded the minimum risk-based capital requirements.
DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp. Based on these restrictions and 2009 statutory results, Pacific Life could pay $629 million in dividends in 2010 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.
No dividends were paid during 2009 and 2007. During the year ended December 31, 2008, Pacific Life paid a cash dividend to Pacific LifeCorp of $345 million.
The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2009 statutory results, PL&A could pay $23 million in dividends to Pacific Life in 2010 without prior regulatory approval. No dividends were paid during 2009, 2008 and 2007.
OTHER

The Company has reinsurance contracts in place with a reinsurer whose financial stability has been deteriorating. In January 2009, the reinsurer’s domiciliary state regulator issued an order of supervision, which requires the regulator’s consent to any transaction outside the normal course of business. The Company will continue to monitor the events surrounding this reinsurer and evaluate its options to deal with any further deterioration of this reinsurer’s financial condition. As of December 31, 2009, statutory reserves ceded to this reinsurer amounted to approximately $162 million.
3.	CLOSED BLOCK
In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.
Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $285 million and $278 million as of December 31, 2009 and 2008, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $307 million and $311 million as of December 31, 2009 and 2008, respectively. The net contribution to income from the Closed Block was $4 million, $1 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

4.	VARIABLE INTEREST ENTITIES
The following table presents, as of December 31, 2009 and 2008, the total assets and maximum exposure to loss relating to VIEs, which the Company (i) has consolidated because it is the primary beneficiary or (ii) holds a significant variable interest, but has not consolidated because it is not the primary beneficiary:

	Primary Beneficiary			Not Primary Beneficiary
		Maximum			Maximum
	Total	Exposure to		Total	Exposure to
	Assets	Loss		Assets	Loss

	(In Millions)
December 31, 2009:
Aircraft securitizations	$2,642	$218	(1)	$371
Private equity funds	239	30
Asset-backed securities				1,910	$103

Total	$2,881	$248		$2,281	$103

December 31, 2008:
Aircraft securitizations	$2,777	$145	(1)	$427
Private equity funds	236	30
Asset-backed securities				3,816	$93

Total	$3,013	$175		$4,243	$93

(1)	Excludes contingent purchase obligations (Note 21) totaling $100 million and $50 million as of December 31, 2009 and 2008, respectively.
AIRCRAFT SECURITIZATIONS

ACG has sponsored three financial asset securitizations secured by interests in aircraft. ACG serves as the remarketing agent and provides various aircraft related services in all three securitizations for a fee. This fee is eliminated for the two consolidated securitizations and is included in other income as earned for the unconsolidated securitization.
In 2005, ACG sponsored a securitization transaction whereby ACG Trust III acquired 74 of ACG’s aircraft through a private placement note offering in the amount of $1,860 million. ACG receives all of the expected residual return from ACG Trust III. Therefore, ACG was determined to be the primary beneficiary of this VIE and ACG Trust III is consolidated into the consolidated financial statements of the Company. These private placement notes are the obligation of ACG Trust III and represent debt that is non-recourse to the Company (Note 13). Non-recourse debt consolidated from ACG Trust III was $1,309 million and $1,445 million as of December 31, 2009 and 2008, respectively. As of December 31, 2009 and 2008, the maximum exposure to loss, based on carrying value, was $130 million and $72 million, respectively. Consolidated assets are reported in aircraft leasing portfolio, net, restricted cash and other assets. Consolidated liabilities are reported in long-term debt and other liabilities.
In 2003, ACG sponsored a securitization transaction whereby Aviation Capital Group Trust II (ACG Trust II) acquired 37 of ACG’s aircraft through a private placement note offering in the amount of $1,027 million. ACG owns 100% of the equity of ACG Trust II and absorbs any losses in the trust up to ACG’s equity interest. Therefore, ACG was determined to be the primary beneficiary of this VIE and ACG Trust II is consolidated into the consolidated financial statements of the Company. These private placement notes are the obligation of ACG Trust II and represent debt that is non-recourse to the Company (Note 13). Non-recourse debt consolidated from ACG Trust II was $666 million and $728 million as of December 31, 2009 and 2008, respectively. As of December 31, 2009 and 2008, the maximum exposure to loss, based on carrying value, was $88 million and $73 million, respectively. Consolidated assets are reported in aircraft leasing portfolio, net, restricted cash and other assets. Consolidated liabilities are reported in long-term debt and other liabilities.
In 2000, ACG sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust). ACG and Pacific Life are beneficial interest holders in Aviation Trust. Aviation Trust is not consolidated as the Company is not the primary beneficiary. The carrying value is comprised of beneficial interests issued by Aviation Trust. As of December 31, 2009 and 2008, the maximum exposure to loss, based on carrying value, was zero.

PRIVATE EQUITY FUNDS

Private equity funds (the Funds) are three limited partnerships that invest in private equity investments for outside investors, where the Company is the general partner. The Company provides investment management services to the Funds for a fee and receives carried interest based upon the performance of the Funds and is a VIE due to the lack of control by the other equity investors. The Company has not guaranteed the performance, liquidity or obligations of the Funds, and the Company’s maximum exposure to loss is equal to the carrying amounts of its retained interest. VIE debt consolidated from the Funds was $2 million as of December 31, 2009 and 2008. Consolidated assets are reported in other investments and cash and cash equivalents and consolidated liabilities are reported in long-term debt.
ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests issued from bankruptcy-remote special purpose entities (SPEs), which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company has no liabilities related to these VIEs. The Company has determined that it is not the primary beneficiary of these entities as the Company does not absorb a majority of the expected losses or receive a majority of the expected residual return. The Company does not consolidate these entities. The investments are reported as fixed maturity securities available for sale and had a net carrying amount of $103 million and $93 million at December 31, 2009 and 2008, respectively. During the years ended December 31, 2009 and 2008, the Company recorded OTTIs of $60 million and $117 million, respectively, related to these securities.
FUTURE ACCOUNTING CHANGE

Effective January 1, 2010, the Company will change the methodology it employs to determine if an entity is a VIE and, once identified, if a VIE should be included in the consolidated financial statements. The new methodology will place more emphasis on the Company’s ability to direct the activities that most significantly impact the entity’s financial performance. The Company will examine anew all entities previously identified as VIEs. The Company does not expect this change to have a material impact on its consolidated financial statements.
5.	INTEREST IN PIMCO
As of December 31, 2007, the Company owned a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America LLC (interest in PIMCO). PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds. The interest in PIMCO was reported at estimated fair value, as determined by a contractual put and call option price, with changes in estimated fair value reported as a component of OCI, net of taxes.
During the year ended December 31, 2008, the Company exercised a put option and sold all of its remaining interest in PIMCO to Allianz of America, Inc., a subsidiary of Allianz SE, for $288 million. The Company recognized a pre-tax gain of $109 million for the year ended December 31, 2008.
6.	DISCONTINUED OPERATIONS
The Company’s broker-dealer operations and group insurance business have been reflected as discontinued operations in the Company’s consolidated financial statements. Discontinued operations do not include the operations of Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, which primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company, and mutual funds.
In March 2007, the Company classified its broker-dealer subsidiaries, other than PSD, as held for sale. On June 20, 2007, a transaction closed whereby the Company sold certain of these broker-dealer subsidiaries to an unrelated third-party. Proceeds from the sale included cash of $53 million and a common stock interest in the buyer’s parent of $57 million. A pre-tax gain of $54 million was recognized from this sale during the year ended December 31, 2007. On December 31, 2007, a transaction closed whereby the Company sold another one of its broker-dealer subsidiaries to subsidiary management. The Company incurred a pre-tax loss of $1 million from this transaction during the year ended December 31, 2007. As of December 31, 2007, one broker-dealer subsidiary remained classified as held for sale. On March 31, 2008, a transaction closed whereby the Company sold this held for sale subsidiary to an unrelated third-party. The Company recognized an insignificant pre-tax gain from this transaction during the year ended December 31, 2008.

Operating results of discontinued operations were as follows:

	Years Ended December 31,
	2009	2008	2007

	(In Millions)
Revenues		$13	$276
Benefits and expenses	$31	22	300

Loss from discontinued operations	(31)	(9)	(24)
Benefit from income taxes	(11)	(3)	(8)

Loss from discontinued operations, net of taxes	(20)	(6)	(16)

Net gain on sale of discontinued operations			53
Provision for income taxes			26

Net gain on sale of discontinued operations, net of taxes			27

Discontinued operations, net of taxes	($20)	($6)	$11

Assets and liabilities from discontinued operations are included in other assets and other liabilities, respectively. Assets related to discontinued operations were zero and $6 million as of December 31, 2009 and 2008, respectively. Liabilities related to discontinued operations were zero and $13 million as of December 31, 2009 and 2008, respectively.
7.	DEFERRED POLICY ACQUISITION COSTS
Components of DAC are as follows:

	Years Ended December 31,
	2009	2008	2007

	(In Millions)
Balance, January 1	$5,012	$4,481	$4,248
Cumulative pre-tax effect of adoption of new accounting principle (Note 1)	7		(45)
Additions:
Capitalized during the year	777	752	852
Amortization:
Allocated to commission expenses	(446)	(444)	(432)
Allocated to operating expenses	(129)	(133)	(118)

Total amortization	(575)	(577)	(550)
Allocated to OCI	(415)	356	(24)

Balance, December 31	$4,806	$5,012	$4,481

During the years ended December 31, 2009, 2008 and 2007, the Company revised certain assumptions to develop EGPs for its products subject to DAC amortization (Note 1). This resulted in increases in DAC amortization expense of $23 million and $20 million for the years ended December 31, 2009 and 2008, respectively, and a decrease in DAC amortization expense of $12 million for the year ended December 31, 2007. The revised EGPs also resulted in an immaterial decrease in URR amortization for the year ended December 31, 2009, increased URR amortization of $2 million for the year ended December 31, 2008, and decreased URR amortization of $15 million for the year ended December 31, 2007.

8.	INVESTMENTS
The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for credit related OTTIs and changes in the estimated fair value of fixed maturity securities attributable to the hedged risk in a fair value hedge. See Note 14 for information on the Company’s fair value measurement and disclosure.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
December 31, 2009:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$105	$10		$115
Obligations of states and political subdivisions	633	12	$46	599
Foreign governments	389	42		431
Corporate securities	17,256	905	308	17,853
RMBS	6,133	105	1,078	5,160
Commercial mortgage-backed securities	1,160	42	23	1,179
Collateralized debt obligations	118	27	33	112
Other asset-backed securities	562	45	17	590

Total fixed maturity securities	$26,356	$1,188	$1,505	$26,039

Perpetual preferred securities	$324	$6	$55	$275
Other equity securities	1	2		3

Total equity securities	$325	$8	$55	$278

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
December 31, 2008:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$98	$19		$117
Obligations of states and political subdivisions	512	5	$148	369
Foreign governments	211	41	7	245
Corporate securities	15,828	307	1,618	14,517
RMBS	6,133	105	1,306	4,932
Commercial mortgage-backed securities	1,191	15	106	1,100
Collateralized debt obligations	126		2	124
Other asset-backed securities	615	32	109	538

Total fixed maturity securities	$24,714	$524	$3,296	$21,942

Perpetual preferred securities	$385	$3	$174	$214
Other equity securities	2			2

Total equity securities	$387	$3	$174	$216

The Company has investments in perpetual preferred securities that are issued primarily by European and U.S. banks. The net carrying amount and estimated fair value of the available for sale perpetual preferred securities was $451 million and $391 million, respectively, as of December 31, 2009. Included in these amounts are perpetual preferred securities carried in trusts with a net carrying amount and estimated fair value of $127 million and $116 million, respectively, that are held in fixed maturities and included in the tables above in corporate securities. Perpetual preferred securities reported as equity securities available for sale are presented in the tables above as perpetual preferred securities.
The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2009, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
Due in one year or less	$1,825	$68	$25	$1,868
Due after one year through five years	5,235	288	54	5,469
Due after five years through ten years	7,210	366	135	7,441
Due after ten years	4,113	247	140	4,220

	18,383	969	354	18,998
Mortgage-backed and asset-backed securities	7,973	219	1,151	7,041

Total	$26,356	$1,188	$1,505	$26,039

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other securities, which include equity securities available for sale, cost method investments, and non-marketable securities.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2009:
Obligations of states and political subdivisions	27	$383	$46
Corporate securities	442	4,539	308
RMBS	307	3,844	1,078
Commercial mortgage-backed securities	19	339	23
Collateralized debt obligations	6	61	33
Other asset-backed securities	24	205	17

Total fixed maturity securities	825	9,371	1,505

Perpetual preferred securities	18	195	55
Other securities	31	97	26

Total other securities	49	292	81

Total	874	$9,663	$1,586

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2009:
Obligations of states and political subdivisions	11	$116	$6	16	$267	$40
Corporate securities	182	1,766	50	260	2,773	258
RMBS	53	498	94	254	3,346	984
Commercial mortgage-backed securities	6	100	5	13	239	18
Collateralized debt obligations	5	59	32	1	2	1
Other asset-backed securities				24	205	17

Total fixed maturity securities	257	2,539	187	568	6,832	1,318

Perpetual preferred securities				18	195	55
Other securities	16	54	9	15	43	17

Total other securities	16	54	9	33	238	72

Total	273	$2,593	$196	601	$7,070	$1,390

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2008:
Obligations of states and political subdivisions	32	$276	$148
Foreign governments	5	66	7
Corporate securities	956	9,674	1,618
RMBS	342	3,693	1,306
Commercial mortgage-backed securities	45	796	106
Collateralized debt obligations	5	2	2
Other asset-backed securities	43	326	109

Total fixed maturity securities	1,428	14,833	3,296

Perpetual preferred securities	30	197	174
Other securities	24	95	28

Total other securities	54	292	202

Total	1,482	$15,125	$3,498

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2008:
Obligations of states and political subdivisions	29	$254	$144	3	$22	$4
Foreign governments	5	66	7
Corporate securities	655	6,692	805	301	2,982	813
RMBS	145	2,229	699	197	1,464	607
Commercial mortgage-backed securities	31	569	74	14	227	32
Collateralized debt obligations	4	1	2	1	1
Other asset-backed securities	25	203	47	18	123	62

Total fixed maturity securities	894	10,014	1,778	534	4,819	1,518

Perpetual preferred securities	7	29	16	23	168	158
Other securities	18	89	27	6	6	1

Total other securities	25	118	43	29	174	159

Total	919	$10,132	$1,821	563	$4,993	$1,677

The Company has evaluated fixed maturity and other securities with gross unrealized losses and determined that the unrealized losses are temporary and that the Company does not intend to sell the securities and it is more likely than not that the Company will not be required to sell the securities before recovery of their net carrying amounts.

Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The slowing U.S. housing market, greater use of affordability mortgage products and relaxed underwriting standards by some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.
The table below illustrates the breakdown of non-agency RMBS and commercial mortgage-backed securities (CMBS) by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2009.

	Net		Rating as % of	Vintage Breakdown
	Carrying	Estimated	Net Carrying	2004 and
Rating	Amount	Fair Value	Amount	Prior	2005	2006	2007	2008	2009
	($ In Millions)
Prime RMBS:
AAA	$960	$878	29%	21%	7%	1%
AA	320	279	9%	4%	2%	3%
A	252	208	8%	1%	2%	3%	2%
BAA	525	402	16%	2%	7%	6%	1%
BA and below	1,264	893	38%		8%	18%	12%

Total	$3,321	$2,660	100%	28%	26%	31%	15%	0%	0%

Alt-A RMBS:
AAA	$58	$52	6%	6%
AA	13	16	1%	1%
A	13	9	1%	1%
BAA	24	23	3%		1%	2%
BA and below	843	556	89%		10%	27%	52%

Total	$951	$656	100%	8%	11%	29%	52%	0%	0%

Sub-prime RMBS:
AAA	$230	$179	52%	52%
AA	97	73	22%	22%
A	21	13	5%	5%
BAA	42	32	9%		9%
BA and below	53	37	12%	1%	9%	1%	1%

Total	$443	$334	100%	80%	18%	1%	1%	0%	0%

CMBS:
AAA	$1,017	$1,054	88%	65%	3%		15%	1%	4%
AA	66	61	6%	4%					2%
A	37	32	3%	3%
BAA	28	22	2%				2%
BA	12	10	1%	1%

Total	$1,160	$1,179	100%	73%	3%	0%	17%	1%	6%

As of December 31, 2009, the Company has received advances of $1.5 billion from the Federal Home Loan Bank (FHLB) of Topeka and has issued funding agreements to the FHLB of Topeka. Funding agreements are used as an alternative source of funds for the Company’s spread lending business and the funding agreement liabilities are included in general account policyholder account balances. Assets with an estimated fair value of $1.8 billion as of December 31, 2009 are in a custodial account pledged as collateral for the funding agreements. The Company is required to purchase stock in FHLB of Topeka each time it receives an advance. As of December 31, 2009, the Company holds $76 million of FHLB of Topeka stock.

PL&A is a member of FHLB of San Francisco. As of December 31, 2009, no assets are pledged as collateral. As of December 31, 2009, the Company holds $25 million of FHLB of San Francisco stock.

The Company had a securities lending program administered by one of the largest U.S. financial institutions specializing in securities lending and short-term fixed-income asset management. This securities lending program was terminated in February 2009. Securities loaned were zero as of December 31, 2008.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Fixed maturity securities	$1,448	$1,467	$1,492
Equity securities	20	23	26
Mortgage loans	297	289	248
Real estate	92	86	68
Policy loans	229	223	209
Partnerships and joint ventures	(78)	21	170
Other	12	21	44

Gross investment income	2,020	2,130	2,257
Investment expense	158	136	137

Net investment income	$1,862	$1,994	$2,120

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Fixed maturity securities:
Gross gains on sales	$35	$100	$117
Gross losses on sales	(18)	(37)	(23)
Other	12	4	20

Total fixed maturity securities	29	67	114

Equity securities:
Gross gains on sales			5
Gross losses on sales	(11)
Other	2	1

Total equity securities	(9)	1	5

Trading securities	20	(22)	(1)
Variable annuity GLB embedded derivatives	2,211	(2,775)	(222)
Variable annuity GLB policy fees	147	108	78
Variable annuity derivatives — interest rate swaps	(104)	402
Variable annuity derivatives — total return swaps	(1,542)	646	13
Equity put options	(672)	853	31
Synthetic GIC policy fees	25	15
Other derivatives	45	(62)	(11)
Other	3	18	62

Total	$153	($749)	$69

As a result of the significant disruption in the housing, financial and credit markets, the OTTI charges recorded during the year ended December 31, 2009 were primarily related to the Company’s exposure to RMBS, certain structured securities and direct exposure to corporate securities. The table below summarizes the OTTIs by security type (In Millions):

	Recorded in		Included in
	Earnings		OCI	Total

Year ended December 31, 2009:
Corporate securities	$63	(1)	$2	$65
RMBS	116		315	431
Collateralized debt obligations	66		13	79
Perpetual preferred securities	26			26
Other investments	40			40

Total OTTIs	$311		$330	$641

Year ended December 31, 2008:
Corporate securities	$70
RMBS	227
Collateralized debt obligations	156
Other asset-backed securities	1
Perpetual preferred securities	68
Other equity securities	58

Total OTTIs	$580

(1)	Included are $29 million of OTTI recorded in earnings on perpetual preferred securities carried in trusts.
In accordance with additional guidance under the Codification’s Investments – Debt and Equity Securities Topic effective January 1, 2009, the Company began recording the credit loss portion of OTTI adjustments in earnings and the portion related to other factors in OCI. The table below details the amount of OTTIs attributable to credit losses recorded in earnings for which a portion was recognized in OCI (In Millions):

Cumulative credit loss, January 1, 2009	$88
Additions for credit impairments recognized on:
Securities not previously other than temporarily impaired	48
Securities previously other than temporarily impaired	106

Total additions	154

Reductions for credit impairments previously recognized on:
Securities that matured or were sold	(40)
Securities due to an increase in expected cash flows and time value of cash flows	(2)

Total subtractions	(42)

Cumulative credit loss, December 31, 2009	$200

The table below presents separately the gross unrealized losses on investments for which OTTI has been recorded in earnings in current or prior periods and the gross unrealized losses on temporarily impaired investments for which no OTTI has been recorded.

	Gross Unrealized Losses
	OTTI	Non-OTTI
	Investments	Investments	Total
	(In Millions)
December 31, 2009:
Obligations of states and political subdivisions		$46	$46
Corporate securities	$2	306	308
RMBS	328	750	1,078
CMBS		23	23
Collateralized debt obligations	32	1	33
Other asset-backed securities		17	17

Total fixed maturity securities	$362	$1,143	$1,505

Perpetual preferred securities		$55	$55

Total equity securities		$55	$55

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Available for sale securities:
Fixed maturity	$2,455	($3,269)	($211)
Equity	124	(143)	(49)

Total available for sale securities	$2,579	($3,412)	($260)

Trading securities	$26	($19)	($2)

Trading securities totaled $206 million and $114 million as of December 31, 2009 and 2008, respectively. The cumulative unrealized gains (losses) on trading securities held as of December 31, 2009 and 2008 were $7 million and ($19) million, respectively.

As of December 31, 2009 and 2008, fixed maturity securities of $12 million were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $6,577 million and $5,622 million as of December 31, 2009 and 2008, respectively. Mortgage loans are collateralized by commercial real estate properties primarily located throughout the U.S. As of December 31, 2009, $1,122 million, $963 million, $785 million, $554 million and $369 million were located in California, Washington, Florida, Texas and Maryland, respectively. As of December 31, 2009, $543 million was located in Canada. There were no defaults during the years ended December 31, 2009, 2008, and 2007. The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2009 or 2008. As of December 31, 2009, mortgage loan investments with one commercial sponsor exceeded 10% of stockholder’s equity. The carrying value of these investments was $725 million as of December 31, 2009.

Investments in real estate totaled $574 million and $459 million as of December 31, 2009 and 2008, respectively. There were no real estate write-downs during the years ended December 31, 2009, 2008 and 2007.

9.	AIRCRAFT LEASING PORTFOLIO, NET

Aircraft leasing portfolio, net, consisted of the following:

	December 31,
	2009	2008
	(In Millions)
Aircraft consolidated from VIEs	$3,081	$3,099
Other aircraft	3,217	2,667

	6,298	5,766
Accumulated depreciation	994	767

Aircraft leasing portfolio, net	$5,304	$4,999

As of December 31, 2009, domestic and foreign future minimum rentals scheduled to be received under the noncancelable portion of operating leases are as follows (In Millions):

	2010	2011	2012	2013	2014	Thereafter
Domestic	$23	$19	$15	$13	$13	$28
Foreign	526	448	369	274	214	390

Total operating leases	$549	$467	$384	$287	$227	$418

As of December 31, 2009 and 2008, aircraft with a carrying amount of $4,954 million and $4,366 million, respectively, were assigned as collateral to secure debt (Notes 4 and 13).

There were no impairments recorded during the years ended December 31, 2009, 2008 and 2007.

During the years ended December 31, 2009, 2008 and 2007, ACG recognized pre-tax gains on the sale of aircraft of zero, zero and $18 million, respectively, which are included in other income.

In December 2007, ACG sold its entire ownership interest in an unconsolidated affiliate. The transaction resulted in a pre-tax gain of $17 million, which is included in net realized investment gain (loss) for the year ended December 31, 2007.

10.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

Accounting for derivatives and hedging activities requires companies to recognize all derivative instruments as either assets or liabilities at fair value in the consolidated statements of financial condition. In accordance with accounting for derivatives and hedging activities, the Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 22 years of the inception of the hedge.
Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date at an agreed exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, and Canadian Dollar.

Forward starting interest rate swaps are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to their effective dates.

Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics of certain assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recorded in net realized investment gain (loss). For the years ended December 31, 2009, 2008 and 2007, the Company had net losses of zero, zero and $21 million, respectively, reclassified from accumulated other comprehensive income (AOCI) to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring. Over the next twelve months, the Company anticipates that $24 million of deferred losses on derivative instruments in AOCI will be reclassified to earnings. For the years ended December 31, 2009, 2008 and 2007, all of the Company’s hedged forecasted transactions were determined to be probable of occurring.

The Company had the following outstanding derivatives designated as cash flow hedges:

	Notional Amount
	December 31,
	2009	2008
	(In Millions)
Foreign currency interest rate swaps	$5,099	$6,488
Forward starting interest rate swaps	1,060	1,535
Interest rate swaps	3,910	4,384
Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES
Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in estimated fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities.
When a derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For the years ended December 31, 2009, 2008 and 2007, hedge ineffectiveness related to designated fair value hedges reflected in net realized investment gain (loss) was $5 million, ($1) million and zero, respectively. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.
The Company had the following outstanding derivatives designated as fair value hedges:

	Notional Amount
	December 31,
	2009	2008
	(In Millions)
Foreign currency interest rate swaps	$13	$18
Interest rate swaps	1,658	1,264
DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS
The Company has certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. The changes in the estimated fair value of the derivatives not designated as hedging instruments and the periodic cash flows are recognized in net realized investment gain (loss).
The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity GLBs are considered embedded derivatives and are recorded in future policy benefits.
GLBs on variable annuity contracts issued between January 1, 2007 and March 31, 2009 are partially covered by reinsurance. These reinsurance arrangements are used to offset a portion of the Company’s exposure to the GLBs for the lives of the host variable annuity contracts issued. The ceded portion of the GLBs is considered an embedded derivative and is recorded in other assets or other liabilities as either a reinsurance recoverable or reinsurance payable.
The Company employs hedging strategies (variable annuity derivatives) to mitigate equity risk associated with the GLBs not covered by reinsurance. The Company utilizes total return swaps based upon the S&P 500 Index (S&P 500) primarily to economically hedge the equity risk of the mortality and expense fees in its variable annuity products. These contracts provide periodic payments to the Company in exchange for the total return of the S&P 500 in the form of a payment or receipt, depending on whether the return relative to the index on trade date is positive or negative, respectively. Payments are recognized in realized investment loss and receipts are recognized in realized investment gain. The Company has used interest rate swaps to hedge fluctuations in the valuation of GLBs as a result of changes in risk free rates. These agreements involved the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount.
The Company also uses equity put options to hedge equity and credit risks. These equity put options involve the exchange of periodic fixed rate payments for the return, at the end of the option agreement, of the equity index below a specified strike price. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.
The Company offers equity indexed universal life insurance products, which credits the total return of the S&P 500 to the policy cash value. A policyholder may allocate the policy’s net accumulated value to one or a combination of the following: fixed return account, one year indexed account capped at 12%, or a five year indexed account.

The Company utilizes one year European style S&P 500 call options to hedge the annual exposure of the indexed life insurance product’s index growth rate for the one year indexed account. The Company also purchases five year European style S&P 500 Asian call options to hedge the five year exposure of the indexed life insurance product’s index growth rate for the five year indexed account.
The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value fixed income option. The Company receives a fee for providing book value accounting for the ERISA Plan stable value fixed income option. The Company does not manage the assets underlying synthetic GICs. In the event that plan participant elections exceed the estimated fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the estimated fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and estimated fair value. The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.
The Company uses credit default swaps in combination with cash instruments to reproduce the investment characteristics of certain investments. Credit default swaps involve the receipt or payment of fixed amounts at specific intervals in exchange for the assumption of or protection from potential credit events associated with the underlying security. The Company writes credit default swaps for which a payment is delivered if the underlying security of the derivative defaults. The maximum potential amounts of future payments under credit default swaps were $50 million and $95 million as of December 31, 2009 and 2008, respectively. As of December 31, 2009 and 2008, the fair value of credit derivatives sold by the Company was ($17) million and ($38) million, respectively. The terms for these instruments range from five to seven years.
The Company had the following outstanding derivatives not designated as hedging instruments:

	Notional Amount
	December 31,
	2009	2008
	(In Millions)
Variable annuity GLB embedded derivatives	$36,408	$33,455
Variable annuity derivatives — interest rate swaps		2,150
Variable annuity derivatives — total return swaps	4,456	2,437
Variable annuity GLB reinsurance contracts	14,878	13,274
Equity put options	5,267	5,173
Synthetic GICs	23,993	23,856
Interest rate swaps	178	535
Foreign currency interest rate swaps	398	460
Other	1,021	849
CONSOLIDATED FINANCIAL STATEMENT IMPACT
Derivative instruments are recorded in the Company’s consolidated statements of financial condition at fair value and are presented as assets or liabilities determined by calculating the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.

The following table summarizes the gross asset or liability derivative fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals. See Note 14.

	Asset Derivatives			Liability Derivatives
	Estimated Fair Value			Estimated Fair Value
	December 31,			December 31,
	2009	2008		2009	2008
	(In Millions)			(In Millions)
Derivatives designated as hedging instruments:
Foreign currency interest rate swaps	$177	$308	(1)	$230	$87	(1)
	69	146	(5)	154	423	(5)
Forward starting interest rate swap agreements	34	88	(1)		23	(1)
	8	232	(5)		45	(5)
Interest rate swaps	32	32	(1)	106	124	(1)
	13	72	(5)	152	337	(5)

Total derivatives designated as hedging instruments	333	878		642	1,039

Derivatives not designated as hedging instruments:
Variable annuity derivatives — interest rate swaps		232	(1)
		140	(5)
Variable annuity derivatives — total return swaps	6		(1)	60	33	(1)
		55	(5)	4	53	(5)
Equity put options	329	350	(1)	16		(1)
	41	587	(5)	14		(5)
Foreign currency interest rate swaps	21	1	(1)
		15	(5)		13	(5)
Interest rate swaps	9	18	(1)	2	3	(1)
	1	11	(5)		39	(5)
Other	18	2	(1)	23	1	(1)
	26	11	(5)		38	(5)
Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	52	429	(2)	754	3,342	(3)
Synthetic GICs					3	(3)
Other				44	8	(4)

Total derivatives not designated as hedging instruments	503	1,851		917	3,533

Total derivatives	$836	$2,729		$1,559	$4,572

Location on the consolidated statements of financial condition:

(1)	Other investments

(2)	Other assets

(3)	Future policy benefits

(4)	Policyholder account balances

(5)	Other liabilities

Net cash collateral received from counterparties was $237 million and $1,392 million as of December 31, 2009 and 2008, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other liabilities. Net cash collateral pledged to counterparties was $137 million and $66 million as of December 31, 2009 and 2008, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other investments or other liabilities. If the net estimated fair value exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net estimated fair value exposure to the counterparty is negative, the estimated fair value is included in future policy benefits or other liabilities, depending on the nature of the derivative.
As of December 31, 2009 and 2008, the Company had also accepted collateral consisting of various securities with an estimated fair value of $14 million and $147 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2009 and 2008, zero and $15 million, respectively, of the collateral had been repledged. As of December 31, 2009 and 2008, the Company provided collateral in the form of various securities of zero and $17 million, respectively, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.
The following table summarizes amounts recorded in net realized investment gain (loss) for derivatives designated as fair value hedges. Gains and losses include the changes in estimated fair value of the derivatives and the hedged items, and amounts realized on terminations. The net of the amounts presented for each year represent the ineffective portion of the hedge. The amounts presented do not include the periodic net coupon settlements of the derivatives or the coupon income (expense) related to the hedged item.

	Gain (Loss)			Gain (Loss)
	Recognized in			Recognized in
	Income on Derivatives			Income on Hedged Items
	Years Ended			Years Ended
	December 31,			December 31,
	2009	2008	2007	2009	2008	2007
	(In Millions)			(In Millions)
Derivatives in fair value hedges:
Foreign currency interest rate swaps		($1)	($1)		$1	$2
Interest rate swaps	$97	(135)	(56)	($93)	134	56

Total	$97	($136)	($57)	($93)	$135	$58

The following table summarizes amounts recorded in the consolidated financial statements for derivatives designated as cash flow hedges. Gain and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net coupon settlements of the derivatives.

	Gain (Loss)			Gain (Loss)				Gain (Loss)
	Recognized in			Reclassified from				Recognized in Income
	OCI on Derivatives			AOCI into Income				on Derivatives
	(Effective Portion)			(Effective Portion)				(Ineffective Portion)
	Years Ended			Years Ended				Years Ended
	December 31,			December 31,				December 31,
	2009	2008	2007	2009	2008	2007		2009	2008	2007
	(In Millions)			(In Millions)				(In Millions)
Derivatives in cash flow hedges:
Foreign currency interest rate swaps	$42	$66	($97)	($104)	($368)	($3	) (1)			$1	(1)
				9	14	18	(3)
Forward starting interest rate swaps	(254)	336	33		4		(1)	($1)	$3	(2	) (1)
						(1	) (2)
				(11)	(1)	(1	) (3)
Interest rate swaps	66	(146)	(83)	9		(1	) (1)	9	(7)		(1)
					2	3	(2)
				(18)		(3	) (3)
Futures				1	3	4	(2)
					(1)	(1	) (3)

Total	($146)	$256	($147)	($114)	($347)	$15		$8	($4)	($1)

Location on the consolidated statements of operations:

(1)	Net realized investment gain (loss)

(2)	Net investment income

(3)	Interest credited to policyholder account balances

The following table summarizes amounts recorded in the consolidated financial statements for derivatives not designated as hedging instruments. Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net coupon settlements of ($1,476) million, $639 million and ($41) million for the years ended December 31, 2009, 2008 and 2007, respectively, which are recorded in net realized investment gain (loss).

	Amount of Gain (Loss)
	Recognized in
	Income on Derivatives
	Years Ended
	December 31,
	2009	2008	2007
		(In Millions)
Derivatives not designated as hedging instruments:
Variable annuity derivatives — interest rate swaps	($168)	$386		(1)
Variable annuity derivatives — total return swaps	(102)	(55)	$28	(1)
Equity put options	(580)	927	55	(1)
Foreign currency interest rate swaps	(8)	12	(2	) (1)
	(1)	(1)		(2)
Interest rate swaps		(8)	2	(1)
	(1)	(9)		(2)
Other	44	(56)		(1)
Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	2,211	(2,775)	(222	) (1)
Other embedded derivatives	(14)	13	1	(1)

Total	$1,381	($1,566)	($138)

Location on the consolidated statements of operations:

(1)	Net realized investment gain (loss)

(2)	Interest credited to policyholder account balances
CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES
Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2009 was $126 million. The maximum exposure to any single counterparty was $41 million at December 31, 2009.
For all derivative contracts, excluding embedded derivative contracts such as variable annuity GLBs and synthetic GICs, the Company enters into master agreements that may include a termination event clause associated with Pacific Life’s insurer financial strength ratings assigned by certain independent rating agencies. If Pacific Life’s insurer financial strength rating falls below a specified level, as defined within each counterparty master agreement or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2009, Pacific Life’s insurer financial strength ratings were above the specified level.
If Pacific Life’s insurer financial strength rating were to fall below the next investment grade from its current standing, the counterparties to the derivative instruments could request immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit risk related contingent features that are in a liability position on December 31, 2009, is $232 million for which the Company has posted collateral of $137 million in the normal course of business. If certain of Pacific Life’s insurer financial strength ratings were to fall one notch as of December 31, 2009, the Company would have been required to post an additional $14 million of collateral to its counterparties.
The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties. For the year ended December 31, 2009, the Company has incurred losses of $4 million, included in net realized investment gain (loss), on derivative instruments due to counterparty default related to the bankruptcy of Lehman Brothers Special Finance. These losses were a result of the termination of all remaining open positions with Lehman counterparties.
11.	POLICYHOLDER LIABILITIES
POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2009	2008
	(In Millions)
Universal life	$19,298	$18,729
Annuity and deposit liabilities	7,109	4,515
Funding agreements	5,240	7,890
GICs	2,337	1,536

Total	$33,984	$32,670

FUTURE POLICY BENEFITS
The detail of the liability for future policy benefits is as follows:

	December 31,
	2009	2008
	(In Millions)
Annuity reserves	$4,960	$4,455
Variable annuity GLB embedded derivatives	754	3,342
URR	734	925
Life insurance	365	360
Closed Block liabilities	306	311
Policy benefits payable	260	433
Other	24	15

Total	$7,403	$9,841

12.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES
The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of guaranteed minimum death benefit (GMDB) and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 9.
The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).
The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years. Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return. In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.
Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2009	2008
	($ In Millions)
Return of net deposits
Separate account value	$46,884	$36,672
Net amount at risk (1)	4,017	11,557
Average attained age of contract holders	61 years	61 years

Anniversary contract value
Separate account value	$16,483	$13,465
Net amount at risk (1)	2,541	5,750
Average attained age of contract holders	63 years	62 years

Minimum return
Separate account value	$1,241	$1,107
Net amount at risk (1)	620	898
Average attained age of contract holders	65 years	64 years

(1)	Represents the amount of death benefit in excess of the current account balance as of December 31.
Information regarding GMIB features outstanding is as follows:

	December 31,
	2009	2008
	($ In Millions)
Separate account value	$2,675	$2,230
Average attained age of contract holders	58 years	57 years
The determination of GMDB and GMIB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB and GMIB liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,
	2009	2008	2009	2008
	GMDB		GMIB
	(In Millions)		(In Millions)
Balance, beginning of year	$119	$48	$62	$24
Changes in reserves	(11)	119	(23)	38
Benefits paid	(108)	(48)	(1)

Balance, end of year	$0	$119	$38	$62

Reinsurance recoverables related to GMDB reserves totaled zero and $3 million as of December 31, 2009 and 2008, respectively, which are included with other reinsurance receivables in other assets. Reinsurance recoverables related to GMIB reserves are not significant.
Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2009	2008
	(In Millions)
Asset type
Domestic equity	$25,760	$17,927
International equity	6,728	5,476
Bonds	13,775	12,182
Money market	621	1,087

Total separate account value	$46,884	$36,672

13.	DEBT
Debt consists of the following:

	December 31,
	2009	2008
	(In Millions)
Short-term debt:
Credit facility recourse only to ACG	$105	$150

Total short-term debt	$105	$150

Long-term debt:
Surplus notes	$1,150	$150
Fair value adjustment for derivatives and hedging activities	(13)	55
Non-recourse long-term debt:
Debt recourse only to ACG	1,636	1,271
ACG non-recourse debt	761	687
Other non-recourse debt	121	121
ACG VIE debt (Note 4)	1,975	2,173
Other VIE debt (Note 4)	2	2

Total long-term debt	$5,632	$4,459

SHORT-TERM DEBT
ACG has a revolving credit agreement with a bank for a $105 million borrowing facility, which was entered into in May 2009. Interest is at variable rates and the facility matures in April 2010. The amount outstanding as of December 31, 2009 was $105 million, bearing an interest rate of 4.8%. As of and during the year ended December 31, 2009, ACG was in compliance with the debt covenants related to this facility. This credit facility is recourse only to ACG.
ACG had a revolving credit agreement with a bank for a $150 million borrowing facility, which was entered into in April 2008. The amount outstanding as of December 31, 2008 was $150 million, bearing an interest rate of 2.3%. This credit facility matured and was repaid in May 2009.

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2009 and 2008. In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in 2012 that serves as a back-up line of credit for the commercial paper program. This facility had no debt outstanding as of December 31, 2009 and 2008. As of and during the year ended December 31, 2009, Pacific Life was in compliance with the debt covenants related to this facility.
PL&A maintains a $40 million reverse repurchase line of credit with a commercial bank. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with this line of credit as of December 31, 2009 and 2008.
Pacific Life is a member of the FHLB of Topeka. Pacific Life has approval from the FHLB of Topeka to advance amounts up to 40% of Pacific Life’s statutory general account assets provided it has available collateral and is in compliance with debt covenant restrictions and insurance laws and regulations. There was no debt outstanding with the FHLB of Topeka as of December 31, 2009 and 2008. The Company had $127 million and $1.0 billion of additional funding capacity from eligible collateral as of December 31, 2009 and 2008, respectively.
PL&A is a member of the FHLB of San Francisco. PL&A is eligible to borrow from the FHLB of San Francisco amounts based on a percentage of statutory capital and surplus and could borrow up to amounts of $102 million. Of this amount, half, or $51 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2009 and 2008, PL&A had no debt outstanding with the FHLB of San Francisco.
LONG-TERM DEBT
In June 2009, Pacific Life issued $1.0 billion of surplus notes at a fixed interest rate of 9.25%, maturing on June 15, 2039. Interest is payable semiannually on June 15 and December 15. Pacific Life may redeem the 9.25% surplus notes at its option, subject to the approval of the Nebraska Director of Insurance for such optional redemption. The 9.25% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 9.25% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting $650 million of these surplus notes to variable rate notes based upon the London InterBank Offered Rate (LIBOR). The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in fair value of the hedged surplus notes associated with changes in interest rates are reflected as an adjustment to their carrying amount. This adjustment to the carrying amount of the surplus notes, which decreased long-term debt by $35 million as of December 31, 2009, is offset by a fair value adjustment which has also been recorded for the interest rate swap derivative instruments.
Pacific Life has $150 million of surplus notes outstanding at a fixed interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The 7.9% surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The 7.9% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 7.9% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting these surplus notes to variable rate notes based upon the LIBOR. The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in fair value of the hedged surplus notes associated with changes in interest rates are reflected as an adjustment to their carrying amount. This adjustment to the carrying amount of the surplus notes, which increased long-term debt by $22 million and $55 million as of December 31, 2009 and 2008, respectively, is offset by a fair value adjustment which has also been recorded for the interest rate swap derivative instruments.
ACG enters into various term loans with third-parties. Interest on these loans is payable monthly, quarterly or semi-annually and ranged from 0.3% to 6.8% as of December 31, 2009 and from 1.7% to 6.8% as of December 31, 2008. As of December 31, 2009, $1,636 million was outstanding on these loans with maturities ranging from 2010 to 2021. Principal payments due over the next twelve months are $297 million. As of December 31, 2008, $1,271 million was outstanding on these loans. These loans are recourse only to ACG.
ACG enters into various acquisition facilities and bank loans to acquire aircraft. Interest on these facilities and loans accrues at variable rates, is payable monthly and ranged from 1.6% to 3.2% as of December 31, 2009 and from 2.0% to 3.0% as of December 31, 2008. As of December 31, 2009, $761 million was outstanding on these facilities and loans with maturities ranging from 2010 to 2014. As of December 31, 2008, $687 million was outstanding on these facilities and loans. These facilities and loans are non-recourse to the Company.
ACG had a loan with Pacific Asset Funding, LLC, a wholly owned subsidiary of Pacific LifeCorp, for $50 million, which was entered into in April 2009. Interest was at variable rates and the loan was repaid in November 2009.
Certain subsidiaries of Pacific Asset Holding LLC (PAH), a wholly owned subsidiary of Pacific Life, entered into various term loans with third-parties. Interest on these loans accrues at fixed rates, is payable monthly and ranged from 5.8% to 6.2% as of December 31, 2009 and 2008. As of December 31, 2009 and 2008, there was $87 million outstanding on these loans with maturities ranging from 2010 to 2012. Principal payments due over the next twelve months are $32 million. All of these loans are secured by real estate properties and are non-recourse to the Company.
Certain subsidiaries of PAH also entered into various property improvement loans with third-parties for a maximum loan balance of $43 million. Interest on these loans accrues at variable rates, is payable monthly and ranged from 1.4% and 2.0% as of December 31, 2009 and 2.6% to 3.6% as of December 31, 2008. As of December 31, 2009 and 2008, there was $34 million outstanding on these loans with maturities ranging from 2010 to 2011. Principal payments due over the next twelve months are $26 million. All of these loans are secured by real estate properties and are non-recourse to the Company.
14.	FAIR VALUE OF FINANCIAL INSTRUMENTS
The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure fair value for financial assets and financial liabilities that are carried at fair value. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.
Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments on inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most corporate debt securities and U.S. government and agency mortgage-backed securities that are valued by models using inputs that are derived principally from or corroborated by observable market data.
Level 3	Valuations derived from valuation techniques in which one or more significant inputs are unobservable. Level 3 instruments include less liquid securities for which significant inputs are not observable in the market, such as highly structured securities and variable annuity GLB embedded derivatives that require significant management assumptions or estimation in the fair value measurement.
This hierarchy requires the use of observable market data when available.

The following tables present, by fair value hierarchy level, the Company’s financial assets and liabilities that are carried at fair value as of December 31, 2009 and 2008.

				Gross
				Derivatives	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
			(In Millions)
December 31, 2009:
Assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies		$109	$6			$115
Obligations of states and political subdivisions		565	34			599
Foreign governments		323	108			431
Corporate securities		15,566	2,287			17,853
RMBS		1,510	3,650			5,160
CMBS		852	327			1,179
Collateralized debt obligations		8	104			112
Other asset-backed securities		355	235			590

Total fixed maturity securities		19,288	6,751			26,039

Perpetual preferred securities		205	70			275
Other equity securities	$3					3

Total equity securities	3	205	70			278

Trading securities (2)	92	85	29			206
Cash equivalents	1,714					1,714
Other investments			163			163
Derivatives		369	467	$836	($595)	241
Separate account assets (3)	52,305	116	101			52,522

Total	$54,114	$20,063	$7,581	$836	($595)	$81,163

Liabilities:
Derivatives		$645	$914	$1,559	($595)	$964

Total		$645	$914	$1,559	($595)	$964

				Gross
				Derivatives	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Millions)
December 31, 2008:
Assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies		$117				$117
Obligations of states and political subdivisions		369				369
Foreign governments		223	$22			245
Corporate securities		12,274	2,243			14,517
RMBS		1,577	3,355			4,932
CMBS		899	201			1,100
Collateralized debt obligations		20	104			124
Other asset-backed securities		328	210			538

Total fixed maturity securities		15,807	6,135			21,942

Perpetual preferred securities		202	12			214
Other equity securities		2				2

Total equity securities		204	12			216

Trading securities (2)		17	97			114
Cash equivalents	$2,597					2,597
Other investments			150			150
Derivatives		1,294	1,435	$2,729	($656)	2,073
Separate account assets (3)	41,145	275	61			41,481

Total	$43,742	$17,597	$7,890	$2,729	($656)	$68,573

Liabilities:
Derivatives		$1,095	$3,477	$4,572	($656)	$3,916

Total		$1,095	$3,477	$4,572	($656)	$3,916

(1)	Netting adjustments represent the impact of offsetting asset and liability positions held with the same counterparty as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.

(2)	Trading securities are presented in other investments in the consolidated statements of financial condition.

(3)	Separate account assets are measured at fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services – Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Separate account assets as presented in the table above differ from the amounts presented in the consolidated statements of financial condition because cash and receivables for securities are not subject to the guidance under the Codification’s Fair Value Measurements and Disclosures Topic.
FAIR VALUE MEASUREMENT
The Codification’s Fair Value Measurements and Disclosures Topic defines fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.
FIXED MATURITY, EQUITY AND TRADING SECURITIES
The fair values of fixed maturity securities available for sale, equity securities available for sale and trading securities are determined by management after considering external pricing sources and internal valuation techniques.
For publicly traded securities with sufficient trading volume, prices are obtained from third-party pricing services. For structured or complex securities that are traded infrequently, prices are obtained from independent brokers or are valued internally using various valuation techniques. Such techniques include matrix model pricing and internally developed models, which incorporate observable market data, where available. Matrix model pricing measures fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life and rating.
Where matrix model pricing is not used, particularly for RMBS and other asset-backed securities, other internally derived valuation models are utilized. The inputs used to measure fair value in the internal valuations include, but are not limited to, benchmark yields, issuer spreads, bids, offers, reported trades, and estimated projected cash flows that incorporate significant inputs such as defaults and delinquency rates, severity, subordination, vintage and prepayment speeds.
For non-agency RMBS backed by prime, sub-prime and Alt-A collateral, the Company has determined that there has been a significant decrease in the volume and level of transaction activity indicating the need for a valuation technique not solely based on observable transactions and/or quoted market prices. As permitted by guidance in the Codification’s Fair Value Measurements and Disclosures Topic beginning March 31, 2009, the Company determines the estimated fair value for these assets utilizing an internally developed weighting of valuations derived from internal pricing models and independent pricing services. This approach utilizes multiple valuation techniques incorporating an income approach (maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs) and a market approach (based on data provided by independent pricing services) producing a result more representative of an investment’s fair value as compared to a single valuation technique. The income approach incorporates cash flows for each investment adjusted for expected losses assuming various interest rate and housing price-level scenarios. The adjusted cash flows are discounted using a risk premium that market participants would demand given the risk in the modeled cash flows. The risk premium utilized is reflective of an orderly transaction between market participants under current market conditions and includes considerations such as liquidity and structure risk. These internally generated prices are then reviewed in conjunction with prices obtained from multiple independent pricing services. The internally generated prices are weighted with the prices obtained from independent pricing services, with consideration given to the relative range of values that are most representative of fair value under current conditions. These securities have been classified as Level 3 financial assets.
Prices obtained from independent third-parties are generally evaluated based on the inputs indicated above. The Company’s management analyzes and evaluates these prices and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, and development of internal models utilizing observable market data of comparable securities. Based on this analysis, prices received from third-parties may be adjusted if the Company determines that there is a more appropriate fair value based on available market information.
Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the inputs used in determining their fair values are market observable and appropriate. Other externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third-parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3.
CASH EQUIVALENTS
Cash equivalents include, but are not limited to, corporate discount notes and money market mutual funds. The fair value of cash equivalents is measured at amortized cost due to the short-term, highly liquid nature of these securities, which have original maturities of three months or less. These investments are classified as Level 1.

OTHER INVESTMENTS
Other investments include non-marketable equity securities that do not have readily determinable fair values. Certain significant inputs used in determining the fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These investments are classified as Level 3 assets.
DERIVATIVE INSTRUMENTS
Derivative instruments are reported at fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. Excluding embedded derivatives, as of December 31, 2009, 99% of derivatives based upon notional values were priced by valuation models, which utilize independent market data. The remaining derivatives were priced by broker quotations. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest and equity volatility and equity index levels. In accordance with the Codification’s Fair Value Measurements and Disclosures Topic, a credit valuation analysis was performed for all derivative positions to measure the risk that one of the counterparties to the transaction will be unable to perform under the contractual terms (nonperformance risk), and was determined to be immaterial as of December 31, 2009.
The Company performs a monthly analysis on derivative valuations, which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative including those derivatives priced by brokers.
Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.
Derivative instruments classified as Level 3 include complex derivatives, such as equity options and swaps and certain credit default swaps. Also included in Level 3 classification for derivatives are embedded derivatives in certain insurance and reinsurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs and, to a lesser extent, broker quotations. A derivative instrument containing Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.
The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.
VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES
Fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3. Below is a description of the Company’s fair value methodologies for these embedded derivatives.
The Company’s fair value is calculated as an aggregation of fair value and additional risk margins including, Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.
•	Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the fair value model could differ from actual experience.

•	Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).
SEPARATE ACCOUNT ASSETS
Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity and short-term securities. Separate account assets are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity and equity securities available for sale of the Company. Mutual funds are included in Level 1. Most fixed maturity securities are included in Level 2. Level 3 assets include any investments where fair value is based on management assumptions or obtained from independent third-parties and fair value measurement inputs are not sufficiently transparent.
LEVEL 3 RECONCILIATION
The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities that have been measured at fair value on a recurring basis using significant unobservable inputs.

					Purchases,
		Total Gains or Losses		Transfers	Sales,		Unrealized
				In and/or	Issuances,		Gains
	January 1,	Included in	Included in	Out of	and	December 31,	(Losses)
	2009	Earnings	OCI	Level 3	Settlements	2009	Still Held (1)
				(In Millions)
Assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies				$6		$6
Obligations of states and political subdivisions			($3)	7	$30	34
Foreign governments	$22	$2	5	71	8	108
Corporate securities	2,243	(28)	644	(974)	402	2,287	($5)
RMBS	3,355	(115)	437	427	(454)	3,650
CMBS	201	1	26	60	39	327
Collateralized debt obligations	104	(67)	71		(4)	104
Other asset-backed securities	210	2	10	42	(29)	235

Total fixed maturity securities	6,135	(205)	1,190	(361)	(8)	6,751	(5)

Perpetual preferred securities	12	(17)	12	(5)	68	70
Other equity securities		1	4	(28)	23

Total equity securities	12	(16)	16	(33)	91	70

Trading securities	97			(51)	(17)	29	2
Other investments	150		24		(11)	163
Derivatives, net	(2,042)	1,504	1		90	(447)	1,597
Separate account assets (2)	61	6		20	14	101	12

Total	$4,413	$1,289	$1,231	($425)	$159	$6,667	$1,606

					Purchases,
				Transfers	Sales,		Unrealized
		Total Gains or Losses		In and/or	Issuances,		Gains
	January 1,	Included in	Included in	Out of	and	December 31,	(Losses)
	2008	Earnings	OCI	Level 3	Settlements	2008	Still Held (1)
	(In Millions)
Assets:
Foreign governments	$32		($7)		($3)	$22
Corporate securities	1,505	$2	(329)	$733	332	2,243	($16)
RMBS	431	(1)	(168)	3,025	68	3,355
CMBS	434		(40)	(141)	(52)	201
Collateralized debt obligations	230	(90)	(35)		(1)	104
Other asset-backed securities	242	(4)	(16)	(11)	(1)	210

Total fixed maturity securities	2,874	(93)	(595)	3,606	343	6,135	(16)

Perpetual preferred securities	46	(33)			(1)	12
Other equity securities	4	(4)

Total equity securities	50	(37)			(1)	12

Trading securities	47	(12)		10	52	97	(11)
Other investments	460	105	(133)		(282)	150
Derivatives, net	(103)	(1,945)	2		4	(2,042)	(1,822)
Separate account assets(2)	11	(5)		46	9	61	(25)

Total	$3,339	($1,987)	($726)	$3,662	$125	$4,413	($1,874)

(1)	Represents the net amount of total gains or losses for the period, recorded in earnings, attributable to the change in unrealized gains (losses) relating to assets and liabilities classified as Level 3 that are still held as of December 31, 2009 and 2008.

(2)	The realized/unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income (loss) for the Company.
The Company did not have any nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2009. The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2009		December 31, 2008
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Millions)
Assets:
Mortgage loans	$6,577	$6,660	$5,622	$5,645
Policy loans	6,509	6,509	6,920	6,920
Other invested assets	196	185	305	334
Restricted cash	221	221	227	227
Liabilities:
Funding agreements and GICs (1)	7,572	8,093	9,419	10,136
Annuity and deposit liabilities	7,109	7,109	4,515	4,515
Short-term debt	105	105	150	150
Long-term debt	5,632	5,806	4,459	4,373

(1)	Balance excludes embedded derivatives that are included in the fair value hierarchy level tables above.
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2009 and 2008:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

Included in other invested assets are private equity investments in which the estimated fair value of private equity investments is based on the ownership percentage of the underlying equity of the investments.

RESTRICTED CASH

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

ANNUITY AND DEPOSIT LIABILITIES

The estimated fair value of annuity and deposit liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which the carrying amounts are reasonable estimates of their fair values because the interest rate approximates current market rates.

15.	OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of equity. The disclosure of the gross components of other comprehensive income (loss) and related taxes are as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Unrealized gain (loss) on derivatives and securities available for sale, net:
Gross holding gain (loss):
Securities available for sale	$2,601	($3,870)	($239)
Derivatives	(146)	256	(147)
Income tax (expense) benefit	(861)	1,269	135
Reclassification adjustment — realized (gain) loss:
Sale of securities available for sale	251	458	(21)
Derivatives	25	(4)	(15)
Income tax expense (benefit)	(98)	(159)	12
Allocation of holding (gain) loss to DAC	(415)	356	(24)
Allocation of holding (gain) loss to future policy benefits	85	(119)	(15)
Income tax expense (benefit)	113	(83)	14
Cumulative effect of adoption of new accounting principle	(263)
Income tax expense	93

Unrealized gain (loss) on derivatives and securities available for sale, net	1,385	(1,896)	(300)

Other, net:
Holding gain (loss) on interest in PIMCO and other security	22	(24)	5
Income tax (expense) benefit	(8)	9	(1)
Reclassification of realized gain on sale of interest in PIMCO		(109)
Income tax on realized gain		42

Net unrealized gain (loss) on interest in PIMCO and other security	14	(82)	4
Cumulative effect of adoption of new accounting principle, net of tax			(20)
Other, net of tax	33	(15)

Other, net	47	(97)	(16)

Total other comprehensive income (loss), net	$1,432	($1,993)	($316)

16.	REINSURANCE

Certain no lapse guarantee rider (NLGR) benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. AG 38 results in additional statutory reserves on UL products with NLGRs issued after June 30, 2005. U.S. GAAP benefit reserves for such riders are based on guidance in the Codification’s Financial Services – Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Substantially all the U.S. GAAP benefit reserves relating to NLGRs issued after June 30, 2005 are ceded from Pacific Life to Pacific Alliance Reinsurance Ltd. (PAR Bermuda), a Bermuda-based life reinsurance company wholly owned by Pacific LifeCorp and PAR Vermont under reinsurance agreements. Funded reserves and irrevocable letters of credit (LOC) held in trust accounts with Pacific Life as beneficiary provide security for statutory reserve credits taken by Pacific Life. Pacific LifeCorp guarantees the obligations of PAR Bermuda and PAR Vermont under the LOC agreement.

The Company entered into treaties to reinsure a portion of new variable annuity business under modified coinsurance arrangements and certain variable annuity living and death benefit riders under coinsurance agreements. Effective January 1, 2008, the quota share on these variable annuity reinsurance treaties was increased from a total of 39% to 45%. Additionally, effective January 1, 2008, the Company recaptured a portion of the variable annuity business ceded during 2007. Effective January 1, 2009, all but one reinsurance treaty terminated for new business, reducing the quota share to 15%. The final treaty terminated for new business issued after March 31, 2009. Variable annuity business ceded prior to these dates continues to be reinsured.

Reinsurance receivables and payables generally include amounts related to claims, reserves and reserve related items. Reinsurance receivables were $404 million and $839 million as of December 31, 2009 and 2008, respectively. Reinsurance payables were $37 million and $38 million as of December 31, 2009 and 2008, respectively.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2009		2008	2007
	(In Millions)
Direct premiums	$666		$410	$271
Reinsurance ceded (1)	(323)		(291)	(274)
Reinsurance assumed	60	(2)	53	53

Insurance premiums	$403		$172	$50

(1)	Included are $21 million, $13 million and $12 million of reinsurance ceded to PAR Bermuda for the years ended December 31, 2009, 2008 and 2007, respectively.

(2)	Included are $4 million of assumed premiums from Pacific Life Re, a wholly owned subsidiary of Pacific LifeCorp.

17.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Prior to December 31, 2007, Pacific Life provided a defined benefit pension plan (ERP) covering all eligible employees of the Company. Certain subsidiaries did not participate in this plan. The full-benefit vesting period for all participants was five years. Pacific Life’s funding policy was to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as was determined appropriate. All such contributions were made to a tax-exempt trust.

The Company amended the ERP to terminate effective December 31, 2007. In anticipation of the final settlement of the defined benefit pension plan, the plan’s investment strategy was revised and the mutual fund investments were sold, transferred to a separate account group annuity contract managed by the Company and invested primarily in fixed income investments to better match the expected duration of the liabilities.

In September 2009, the Company received regulatory approval to commence the final termination of the ERP and payment of plan benefits to the participants. The Company completed the final distribution of plan assets to participants in December 2009. The Company recognized settlement costs of $5 million in 2008 and recognized the final settlement costs for the ERP totaling $72 million in 2009.

Pacific Life also maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2009 and 2008, the projected benefit obligation was $37 million and $32 million, respectively. The fair value of plan assets as of December 31, 2009 and 2008 was zero. The net periodic benefit expense of the SERPs was $4 million, $5 million and $6 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The following table sets forth the benefit obligations, plan assets and funded status of the defined benefit plans:

	December 31, 2009		December 31, 2008
	ERP	SERP	ERP	SERP
	(In Millions)		(In Millions)
Defined benefit plans:
Benefit obligation, end of year		$37	$198	$32
Fair value of plan assets, end of year	$26		242

Over (under) funded status, end of year	$26	($37)	$44	($32)

The Company incurred a net pension expense of $79 million, $8 million and $9 million for the years ended December 31, 2009, 2008 and 2007, respectively, as detailed in the following table:

	Year Ended		Year Ended		Year Ended
	December 31, 2009		December 31, 2008		December 31, 2007
	ERP	SERP	ERP	SERP	ERP	SERP
	(In Millions)		(In Millions)		(In Millions)
Components of the net periodic pension expense:
Service cost — benefits earned during the year		$2		$2		$2
Interest cost on projected benefit obligation	$12	2	$12	2	$14	2
Expected return on plan assets	(12)		(14)		(16)
Settlement costs	72		5		4
Amortization of net obligations and prior service cost	3			1	2	1

Net periodic pension expense	$75	$4	$3	$5	$4	$5

Significant plan assumptions:

	December 31, 2009		December 31, 2008
	ERP	SERP	ERP	SERP
Weighted-average assumptions used to determine benefit obligations:
Discount rate	6.35%	6.30%	6.35%	6.30%
Salary rate	N/A	4.50%	N/A	4.50%

	Years Ended December 31,
	2009	2008	2007
Weighted-average assumptions used to determine the ERP’s net periodic benefit expense:
Discount rate	6.30%	6.25%	5.75%
Expected long-term return on plan assets	N/A	5.25%	6.13%
The salary rate used to determine the net periodic benefit expense for the SERP was 4.5% for the years ended December 31, 2009, 2008 and 2007.

Pacific Life expects to contribute $3 million to the SERP in 2010. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2010	2011	2012	2013	2014	2015-2019
$3	$3	$3	$3	$3	$15
RETIREMENT INCENTIVE SAVINGS PLAN

Pacific Life provides a Retirement Incentive Savings Plan (RISP) covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. The RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation in cash. Contributions made by the Company to the RISP amounted to $26 million, $29 million and $25 million for the years ended December 31, 2009, 2008 and 2007, respectively, and are included in operating expenses.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they have reached normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2009, 2008 and 2007 was $1 million. As of December 31, 2009 and 2008, the accumulated benefit obligation was $19 million and $18 million, respectively. The fair value of the plan assets as of December 31, 2009 and 2008 was zero.

The discount rate used in determining the accumulated postretirement benefit obligation was 5.50% and 6.35% for 2009 and 2008, respectively.

Benefit payments for the year ended December 31, 2009 amounted to $3 million. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2010	2011	2012	2013	2014	2015-2019
$3	$4	$4	$4	$4	$24
OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

18.	INCOME TAXES

The provision (benefit) for income taxes is as follows:

	Years Ended December 31,
	2009	2008	2007
		(In Millions)
Current	($407)	$196	$43
Deferred	451	(511)	86

Provision (benefit) for income taxes from continuing operations	44	(315)	129
Provision (benefit) for income taxes on discontinued operations	(11)	(3)	18

Total	$33	($318)	$147

A reconciliation of the provision (benefit) for income taxes from continuing operations based on the Federal corporate statutory tax rate of 35% to the provision (benefit) for income taxes from continuing operations reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2009	2008	2007
		(In Millions)
Provision (benefit) for income taxes at the statutory rate	$170	($199)	$292
Separate account dividends received deduction	(93)	(107)	(103)
Low income housing and foreign tax credits	(19)	(31)	(33)
Other	(14)	22	(27)

Provision (benefit) for income taxes from continuing operations	$44	($315)	$129

Upon adoption of new guidance to the Codification’s Income Taxes Topic relating to the accounting for uncertainty in income taxes on January 1, 2007, the Company had unrecognized tax benefits of $32 million, which relate entirely to an uncertain tax position regarding refund claims for the impact of short-term capital gains on computing separate account Dividends Received Deductions (DRD).
During the year ended December 31, 2008, the Company’s tax contingency related to the accounting for uncertainty in income taxes increased by $402 million for a tax position for which there was uncertainty about the timing, but not the deductibility, of certain tax deductions. Since the benefits of the tax position were not being claimed on an original return and the Company did not receive cash, interest or penalties were not accrued. Due to the nature of deferred tax accounting, the tax position does not have an impact on the annual effective tax rate.

The $434 million tax contingency related to the accounting for uncertainty in income taxes was decreased by $420 million as a result of events that occurred during the year ended December 31, 2009. The Company effectively settled $18 million of the gross uncertain tax position related to DRD, which resulted in the realization of $9 million of tax benefits. The Company also resolved the uncertain tax accounting position on certain tax deductions resulting in a $402 million decrease. The provision for income taxes from continuing operations has also been reduced by $10 million for additional interest income resulting from favorable tax settlements.
A reconciliation of the changes in the unrecognized tax benefits is as follows (In Millions):

Balance at January 1, 2007	$32
Additions and deletions

Balance at December 31, 2007	32
Additions and deletions	402

Balance at December 31, 2008	434
Additions and deletions	(420)

Balance at December 31, 2009	$14

Depending on the outcome of Internal Revenue Service (IRS) audits, approximately $7 million of the unrecognized DRD tax benefits may be realized during the next twelve months. All realized tax benefits and related interest are recorded as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain tax position is ultimately settled.
During the years ended December 31, 2009, 2008 and 2007, the Company paid an immaterial amount of interest and penalties to state tax authorities.

The net deferred tax (liability) asset, included in other liabilities and other assets as of December 31, 2009 and 2008, respectively, is comprised of the following tax effected temporary differences:

	December 31,
	2009	2008
	(In Millions)
Deferred tax assets:
Policyholder reserves	$724	$1,274
Investment valuation	283	271
Tax net operating loss carryforward	249	168
Tax credit carryforward	214	122
Deferred compensation	45	42
Maintenance reserves	38	46
Dividends to policyholders	8	8
Other	25	27

Total deferred tax assets	1,586	1,958

Deferred tax liabilities:
DAC	(1,313)	(1,222)
Depreciation	(563)	(458)
Reinsurance	(77)	(74)
Hedging	(44)	(14)
Partnership income	(28)	(65)
Retirement benefits		(18)
Other	(41)	(43)

Total deferred tax liabilities	(2,066)	(1,894)

Net deferred tax asset (liability) from continuing operations	(480)	64
Unrealized loss on derivatives and securities available for sale	101	947
Unrealized loss on interest in PIMCO and other security		8
Deferred taxes on cumulative changes in accounting principles	120	27
Minimum pension liability and other adjustments	(10)	8

Net deferred tax asset (liability)	($269)	$1,054

The tax net operating loss carryforwards relate to Federal tax losses incurred in 1998 through 2008 with a 20-year carryforward for non-life losses and a 15-year carryforward for life losses, and California tax losses incurred in 2004 through 2008 with a ten-year carryforward.
The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that the Company’s deferred tax assets will be realized through future taxable income and the reversal of deferred tax liabilities.
The Company files income tax returns in U.S. Federal and various state jurisdictions. The Company is under continuous audit by the IRS and is audited periodically by some state taxing authorities. The IRS has completed audits of the Company’s tax returns through the tax years ended December 31, 2005 and has commenced audits for tax years 2006, 2007 and 2008. The State of California recently concluded audits for tax years 2003 and 2004 without a material assessment. The Company does not expect the Federal and state audits to result in any material assessments.

19.	SEGMENT INFORMATION

The Company has four operating segments: Life Insurance, Investment Management, Annuities & Mutual Funds and Aircraft Leasing. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

The Life Insurance segment provides a broad range of life insurance products through multiple distribution channels operating in the upper income and corporate markets. Principal products include UL, VUL, survivor life, interest sensitive whole life, corporate-owned life insurance and traditional products such as whole life and term life. Distribution channels include regional life offices, marketing organizations, broker-dealer firms, wirehouses and M Financial, an association of independently owned and operated insurance and financial producers.

The Investment Management segment provides investment and insurance products to institutional investors, pension fund sponsors and structured settlement annuitants, primarily through its home office marketing team and other intermediaries. The segment’s principal products include GICs, synthetic GICs, funding agreement-backed notes issued to institutional investors via medium-term note programs or to the FHLB of Topeka, as well as structured settlement annuities issued in conjunction with personal injury awards and group retirement annuities sold to pension plans.

The Annuities & Mutual Funds segment’s principle products include variable and fixed annuities, and mutual funds, and are offered through multiple distribution sources. Distribution channels include independent planners, financial institutions and national/regional wirehouses.

The Aircraft Leasing segment (Note 9) offers aircraft leasing to the airline industry throughout the world and provides brokerage and asset management services to other third-parties.

The Corporate and Other segment primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. The Corporate and Other segment also includes the interest in PIMCO and the elimination of intersegment transactions. Discontinued operations (Note 6) are also included in the Corporate and Other segment.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its consolidated net income (loss) and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).

The operating segments, excluding Aircraft Leasing, are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2009 and 2008, the Company had foreign investments with an estimated fair value of $7.2 billion and $5.8 billion, respectively. Aircraft leased to foreign customers were $5.0 billion and $4.8 billion as of December 31, 2009 and 2008, respectively. Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2009, 2008 and 2007.

The following is segment information as of and for the year ended December 31, 2009:

			Annuities
	Life	Investment	& Mutual	Aircraft	Corporate
	Insurance	Management	Funds	Leasing	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$1,063	$628	$581		$3	$2,275
Net investment income	892	759	278	$1	(68)	1,862
Net realized investment gain (loss)		55	313	7	(222)	153
OTTIs	(63)	(176)	(16)		(56)	(311)
Investment advisory fees	18		190			208
Aircraft leasing revenue				578		578
Other income	10		112	13	2	137

Total revenues	1,920	1,266	1,458	599	(341)	4,902

BENEFITS AND EXPENSES
Interest credited	681	379	193			1,253
Policy benefits	363	903	(40)			1,226
Commission expenses	353	18	320			691
Operating expenses	290	26	273	59	134	782
Depreciation of aircraft				227		227
Interest expense				182	55	237

Total benefits and expenses	1,687	1,326	746	468	189	4,416

Income (loss) from continuing operations before provision (benefit) for income taxes	233	(60)	712	131	(530)	486
Provision (benefit) for income taxes	66	(24)	151	39	(188)	44

Income (loss) from continuing operations	167	(36)	561	92	(342)	442
Discontinued operations, net of taxes					(20)	(20)

Net income (loss)	167	(36)	561	92	(362)	422
Less: net (income) loss attributable to the noncontrolling interest from continuing operations				(9)	23	14

Net income (loss) attributable to the Company	$167	($36)	$561	$83	($339)	$436

Total assets	$28,589	$13,256	$57,903	$6,091	$2,638	$108,477
DAC	1,865	59	2,882			4,806
Separate account assets	5,590	67	46,907			52,564
Policyholder and contract liabilities	21,133	12,526	7,728			41,387
Separate account liabilities	5,590	67	46,907			52,564

The following is segment information as of and for the year ended December 31, 2008:

			Annuities
	Life	Investment	& Mutual	Aircraft	Corporate
	Insurance	Management	Funds	Leasing	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$943	$363	$691			$1,997
Net investment income	855	876	178		$85	1,994
Net realized investment gain (loss)	24	51	(768)		(56)	(749)
OTTIs	(69)	(398)	(30)	($3)	(80)	(580)
Realized investment gain on interest in PIMCO					109	109
Investment advisory fees	22		233			255
Aircraft leasing revenue				571		571
Other income	11		117	38	1	167

Total revenues	1,786	892	421	606	59	3,764

BENEFITS AND EXPENSES
Interest credited	661	440	133			1,234
Policy benefits	372	684	150			1,206
Commission expenses	268	18	429			715
Operating expenses	263	34	317	40	78	732
Depreciation of aircraft				208		208
Interest expense				221	17	238

Total benefits and expenses	1,564	1,176	1,029	469	95	4,333

Income (loss) from continuing operations before provision (benefit) for income taxes	222	(284)	(608)	137	(36)	(569)
Provision (benefit) for income taxes	61	(103)	(329)	48	8	(315)

Income (loss) from continuing operations	161	(181)	(279)	89	(44)	(254)
Discontinued operations, net of taxes					(6)	(6)

Net income (loss)	161	(181)	(279)	89	(50)	(260)
Less: net (income) loss attributable to the noncontrolling interest from continuing operations				(8)	11	3

Net income (loss) attributable to the Company	$161	($181)	($279)	$81	($39)	($257)

Total assets	$26,695	$15,155	$45,285	$5,400	$2,633	$95,168
DAC	2,118	64	2,830			5,012
Separate account assets	4,525	284	36,696			41,505
Policyholder and contract liabilities	20,786	14,099	7,626			42,511
Separate account liabilities	4,525	284	36,696			41,505

The following is segment information for the year ended December 31, 2007:

			Annuities
	Life	Investment	& Mutual	Aircraft	Corporate
	Insurance	Management	Funds	Leasing	and Other	Total
REVENUES			(In Millions)
Policy fees and insurance premiums	$777	$224	$779			$1,780
Net investment income	803	905	186	$9	$217	2,120
Net realized investment gain (loss)	4	115	(99)	17	32	69
OTTIs	(3)	(95)				(98)
Investment advisory fees	29		298			327
Aircraft leasing revenue				535		535
Other income	9		84	50	4	147

Total revenues	1,619	1,149	1,248	611	253	4,880

BENEFITS AND EXPENSES
Interest credited	618	504	144			1,266
Policy benefits	308	535	12			855
Commission expenses	209	11	470			690
Operating expenses	252	34	346	49	88	769
Depreciation of aircraft				189		189
Interest expense				261	16	277

Total benefits and expenses	1,387	1,084	972	499	104	4,046

Income from continuing operations before provision (benefit) for income taxes	232	65	276	112	149	834
Provision (benefit) for income taxes	58	12	(6)	32	33	129

Income from continuing operations	174	53	282	80	116	705
Discontinued operations, net of taxes					11	11

Net income	174	53	282	80	127	716
Less: net income attributable to the noncontrolling interest from continuing operations				(2)	(36)	(38)

Net income attributable to the Company	$174	$53	$282	$78	$91	$678

20.	TRANSACTIONS WITH AFFILIATES

PLFA serves as the investment adviser for the Pacific Select Fund, an investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. Prior to May 1, 2007, Pacific Life served in this capacity. Investment advisory and other fees are based primarily upon the net asset value of the underlying portfolios. These fees, included in investment advisory fees and other income, amounted to $244 million, $287 million and $337 million for the years ended December 31, 2009, 2008 and 2007, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $9 million, $7 million and $7 million for the years ended December 31, 2009, 2008 and 2007, respectively.

In addition, effective May 1, 2007, a service plan adopted by the Pacific Select Fund went into effect whereby the fund pays PSD, as distributor of the fund, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including

PSD itself, and other financial institutions and organizations, which assist in providing any of the services. For the years ended December 31, 2009 and 2008, PSD received $86 million and $100 million, respectively, in service fees from the Pacific Select Fund, which are recorded in other income. For the period May 1, 2007 through December 31, 2007, PSD received $74 million in service fees from the Pacific Select Fund, which are also recorded in other income. The service fees were allocated to the operating segments, primarily the Annuities & Mutual Funds segment (Note 19).

As discussed in Note 16, NLGR benefits are reinsured with PAR Bermuda and PAR Vermont.

ACG has derivative swap contracts with Pacific LifeCorp as the counterparty. The notional amounts total $2.0 billion and $1.8 billion as of December 31, 2009 and 2008, respectively. The estimated fair values of the derivatives were net liabilities of $48 million and $106 million as of December 31, 2009 and 2008, respectively.

21.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments to make investments primarily in mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2010	$1,005
2011 through 2014	494
2015 and thereafter	91

Total	$1,590

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable. Rent expense, which is included in operating and other expenses, in connection with these leases was $8 million, $10 million and $13 million for the years ended December 31, 2009, 2008 and 2007, respectively. In connection with the sale of a block of business in 2005, PL&A is contingently liable until March 31, 2013 for certain future rent and expense obligations, not to exceed $15 million, related to an office lease that has been assigned to the buyer. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2010	$8
2011 through 2014	20
2015 and thereafter	2

Total	$30

As of December 31, 2009, ACG has commitments with major aircraft manufacturers to purchase aircraft at an estimated delivery price of $6,370 million with delivery from 2010 through 2017. Such purchase commitments may be funded:
•	up to $635 million in less than one year,

•	an additional $2,325 million in one to three years,

•	an additional $2,116 million in three to five years, and

•	an additional $1,021 million thereafter.
As of December 31, 2009, deposits related to these agreements totaled $273 million and are included in other assets.

In connection with an acquisition in 2005, ACG assumed residual value support agreements with expiration dates ranging from 2011 to 2015. The gross remaining residual value exposure under these agreements was $99 million as of December 31, 2009 and 2008. As of December 31, 2009, the Company has estimated that it has no measurable liability under the remaining residual value guarantee agreements.

In connection with the reinsurance of NLGR benefits from Pacific Life to PAR Bermuda and PAR Vermont (Note 16), PAR Bermuda and PAR Vermont entered into a three year letter of credit agreement with a group of banks in April 2009. This agreement allows for the issuance of letters of credit with an expiration date of March 2012 to PAR Bermuda and PAR Vermont for up to a combined total amount of $650 million. As of December 31, 2009, a $340 million letter of credit had been issued from this facility for PAR Bermuda. In addition, a letter of credit issued for PAR Vermont totaled $52 million as of December 31, 2009. Pacific LifeCorp guarantees the obligations of PAR Bermuda and PAR Vermont under the letter of credit agreement.

CONTINGENCIES — LITIGATION

During the year ended December 31, 2007, Pacific Life settled a national class action lawsuit, Cooper v. Pacific Life, for a combination of cash distributions and contract credits to owners of qualified annuity contracts who purchased their contracts between August 19, 1998, and April 30, 2002, or paid premium payments during that time period. Pacific Life strongly disagreed with the claims in the lawsuit. The settlement is not considered an admission or concession with respect to any claims made in the lawsuit and did not have a material adverse effect on the Company’s consolidated financial position. Initial distributions were made to eligible class members in the first quarter of 2008 with subsequent annual distributions for four years thereafter.

The Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

CONTINGENCIES — IRS REVENUE RULING

On August 16, 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the DRD. On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that is on the IRS’ priority guidance plan. Although no guidance has been issued, if the IRS ultimately adopts the interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES — OTHER

In connection with the sale of certain broker-dealer subsidiaries (Note 6), certain indemnifications triggered by breaches of representations, warranties or covenants were provided by the Company. Also, included in the indemnifications is indemnification for certain third-party claims arising from the normal operation of these broker-dealers prior to the closing and within the nine month period following the sale. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

In the course of its business, the Company provides certain indemnifications related to other dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

In relation to the ACG Trust II securitization (Note 4), Pacific Life is contingently obligated to purchase certain notes from ACG Trust II to cover shortfalls in amounts due to the holders of the notes, up to certain levels as specified under the related agreements. As of December 31, 2009, the maximum potential amount of this future investment commitment was $100 million.

The Asset Purchase Agreements of Aviation Trust, ACG Trust II and ACG Trust III (Note 4) provide that Pacific LifeCorp will guarantee the performance of certain obligations of ACG, as well as provide certain indemnifications, and that Pacific Life will assume certain obligations of ACG arising from the breach of certain representations and warranties under the Asset Purchase Agreements. Management believes that obligations, if any, related to these guarantees are not likely to have a material adverse effect on the Company’s consolidated financial statements. The financial debt obligations of Aviation Trust, ACG Trust II and ACG Trust III are non-recourse to the Company and are not guaranteed by the Company.

In connection with the operations of certain subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

See Note 10 for discussion of contingencies related to derivative instruments.

See Note 18 for discussion of other contingencies related to income taxes.

22.	SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2009 and through March 4, 2010, the date the consolidated financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these consolidated financial statements.

As of January 1, 2010, the Board of Directors of Pacific LifeCorp and Pacific Life authorized a cash capital contribution to ACG in the amount of $350 million, which could be made up to March 31, 2010.

Effective January 1, 2010, the Investment Management segment’s products were moved into other segments of the Company. Structured settlement and group retirement annuities were moved to the Annuities & Mutual Fund segment and the other institutional investment products became part of the Corporate and Other segment.